Exhibit 10.1

FIRST AMENDMENT TO SUBORDINATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SUBORDINATED CREDIT AGREEMENT (this “Agreement”) is made and entered into as of October 20, 2023, by and among F45 TRAINING HOLDINGS INC., a Delaware corporation (the “Borrower”), the other Loan Parties, the Lenders party hereto, and ALTER DOMUS (US) LLC, in its capacity as administrative agent for the Secured Parties (the “Administrative Agent”).

W I T N E S E T H :

WHEREAS, the Borrower, the other Loan Parties party thereto, the Lenders, the Australian Security Trustee and Administrative Agent have executed and delivered that certain Subordinated Credit Agreement dated as of February 14, 2023 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the Borrower has requested that certain Lenders (the “Incremental Lenders”), and the Incremental Lenders have agreed to, subject to the terms and conditions of this Agreement and the Credit Agreement, extend to the Borrower credit in the form of Incremental Loans in an original aggregate principal amount equal to $40,000,000 (the “2023 Incremental Loans”), the proceeds of which will be used to repay the principal amount of the loans outstanding under the First Lien Credit Agreement not to exceed $5,000,000, and for general corporate and working capital purposes.

WHEREAS, the Borrower has requested and the Incremental Lenders have agreed to, subject to the terms and conditions of this Agreement and the Credit Agreement, provide delayed draw commitments in an aggregate principal amount of up to $10,000,000.00 (the “Delayed Draw Commitment”).

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders party hereto have agreed to such amendments, subject to the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Borrower, the Administrative Agent, and the Lenders party hereto hereby covenant and agree as follows:

SECTION 1.  Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement from and after the date hereof refer to the Credit Agreement as amended hereby.

SECTION 2.  Amendment to Credit Agreement. Effective as of the Incremental Effective Date (as defined below), (a) the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: double underlined text) as set forth on the pages of the Credit Agreement attached as Annex A hereto and (b) the Commitment Schedule is hereby amended and restated in its entirety by the Commitment Schedule attached hereto as Annex B.

SECTION 3.  Incremental Loans.

(a)  Subject to the terms and conditions of this Agreement and the Credit Agreement, each Incremental Lender agrees to make the 2023 Incremental Loans to the Borrower on the Incremental Effective Date in a principal amount not to exceed the amount set forth opposite such Incremental Lender’s name in Schedule 1 annexed hereto (the “2023 Incremental Loan Commitment”). Amounts repaid in respect of the 2023 Incremental Loans may not be reborrowed. The 2023 Incremental Loan Commitment will terminate in full upon the funding of the 2023 Incremental Loans on the Incremental Effective Date.

(b)  Notwithstanding any provision to the contrary herein or in the Credit Agreement, (i) the 2023 Incremental Loans shall have identical terms as the existing Loans under the Credit Agreement (including, without limitation, with respect to maturity date, mandatory prepayments, and voluntary prepayments) and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, under the Credit Agreement and the other Loan Documents, (ii) each reference to “Loan” in the Credit Agreement or the other Loan Documents shall be deemed to include the 2023 Incremental Loans hereunder and all other related terms will have correlative meanings mutatis mutandis, (iii) any Incremental Lender will be a Lender, (iv) on and after the Incremental Effective Date, the 2023 Incremental Loans and the Loans existing immediately prior to the Incremental Effective Date shall collectively constitute one tranche of Loans under the Credit Agreement, and (v) all principal, fees, premiums and interest with respect to the 2023 Incremental Loans (including prepayments) shall be paid ratably together with and on the same basis as the other Loans.

(c)  As of the Incremental Effective Date, after giving effect to the incurrence of the 2023 Incremental Loans hereunder, the aggregate principal amount of Loans outstanding pursuant to the Credit Agreement is $140,016,442.84.

SECTION 4.  Conditions Precedent. This Agreement shall become effective (the “Incremental Effective Date”) only upon satisfaction of the following conditions precedent on or before the date hereof:

(a)  execution and delivery of this Agreement by the Loan Parties, the Administrative Agent and the Lenders;

(b)  the Borrower shall deliver to the Administrative Agent (i) a certificate of each Loan Party, dated the Incremental Effective Date and executed by its Director, Secretary or Assistant Secretary, which shall (A) certify the resolutions of its board of directors, managers, members or other body approving or consenting to the Incremental Loans, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of the

Borrower, its Financial Officers, and (C) attach the charter, articles or certificate of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents, or contain a certification that such organizational or governing documents have not changed since they were previously delivered to the Administrative Agent and (ii) a good standing certificate for each Loan Party (except for the Australian Loan Parties) from its jurisdiction of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party;

(c)  each of the conditions precedent set forth in Section 4.02 of the Credit Agreement shall be satisfied;

(d)  the Borrower shall have delivered to the Administrative Agent a certificate certifying as to compliance with the requirements of clause (c) above;

(e)  the Administrative Agent and the Lenders shall have received a legal opinion, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, with respect to the transactions contemplated by this Agreement;

(f)  the Borrower shall have paid to the Administrative Agent any fees required to be paid pursuant to the terms of the Credit Agreement or the Agent Fee Letter, and shall have paid to the Incremental Lenders any fees required to be paid hereunder and otherwise in connection with the 2023 Incremental Loans (including, for the avoidance of doubt, a fee payable to the Administrative Agent, for the account of each Lender that funds any 2023 Incremental Loans on the Incremental Effective Date, in an amount equal to 3.0% of the principal amount of such 2023 Incremental Loans, such amount to be paid in kind and added to the outstanding principal amount of the 2023 Incremental Loans on the Incremental Effective Date);

(g)  all governmental, regulatory (including any approvals required by any applicable self-regulatory organization) and third party approvals necessary in connection with this Agreement, the documents required to be delivered hereunder, the transactions contemplated herein and therein, and the continuing operations of the Loan Parties and their Subsidiaries (including shareholder approvals, if any), including any required HSR approvals, shall have been obtained on terms satisfactory to the Lenders and shall be in full force and effect;

(h)  the Administrative Agent shall have received the Borrower’s audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for the fiscal year ended December 31, 2022, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte (without a “going concern” or like qualification, commentary or exception, and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis as of the end of and for such fiscal year in accordance with GAAP and accompanied by a narrative report containing management’s discussion and analysis of the financial position and financial performance for such fiscal year in reasonable form and detail;

(i)  the Administrative Agent shall have received a duly executed copy of an amendment to the First Lien Credit Agreement in form and substance satisfactory to the Administrative Agent and the Lenders, which shall, among other things, permit this Agreement, and the transactions contemplated herein, and amend Section 6.12 of the First Lien Credit Agreement;

(j)  the Administrative Agent shall have received a duly executed copy of that certain letter agreement, dated as of the date hereof, by and between the Borrower and KLIM, in form and substance reasonably satisfactory to KLIM; and

(k)  the Administrative Agent shall have received the Agent Fee Letter, duly executed by the Borrower and the Administrative Agent.

SECTION 5.  Conduct of Administrative Agent and Lenders; Release of Claims. The Loan Parties and their Affiliates, successors, assigns, and legal representatives (collectively, the “Releasors”), acknowledge and agree that through the date hereof, each Secured Party has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Releasors in connection with this Agreement and in connection with the Secured Obligations, the Credit Agreement, and the other Loan Documents, and the obligations and liabilities of the Releasors existing thereunder or arising in connection therewith, and the Releasors hereby waive and release any claims to the contrary. The Releasors hereby release, acquit, and forever discharge each Secured Party and its Affiliates (including, without limitation, its parent and its subsidiaries) and their respective officers, directors, employees, agents, attorneys, advisors, successors and assigns, both present and former (collectively, the “Secured Party Affiliates”) from any and all manner of losses, costs, defenses, damages, liabilities, deficiencies, actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims, demands, and expenses whatsoever, asserted or unasserted, known or unknown, foreseen or unforeseen, in contract, tort, law or equity (generically, “Claims”), that any Releasor has or may have against any Secured Party and/or any Secured Party Affiliate by reason of any action, failure to act, event, statement, accusation, assertion, matter, or thing whatsoever arising from or based on facts occurring prior to the effectiveness of this Agreement that arises out of or is connected to the Loan Documents or the Secured Obligations. Each of the Releasors hereby unconditionally and irrevocably agrees that it will not sue any Secured Party or any Secured Party Affiliate on the basis of any Claim released, remised, and discharged by such Releasor pursuant to this paragraph. If any Releasor or any of their respective successors, assigns or other legal representatives violates the foregoing covenant, each Releasor, for itself and its successors, assigns, and legal representatives, agrees to pay, in addition to such other damages as any Secured Party or any Secured Party Affiliate may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Secured Party or any Secured Party Affiliate as a result of such violation.

SECTION 6.  Miscellaneous Terms.

(a)  Loan Document. For the avoidance of doubt, the Borrower, the Administrative Agent, and the Lenders party hereto hereby acknowledge and agree that this Agreement is a Loan Document.

(b)  Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Loan Parties. Except to the extent otherwise expressly set forth herein, the amendments set forth herein shall have prospective application only from and after the date of this Agreement.

(c)  No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above, and (ii) nothing in this Agreement shall affect or limit the Administrative Agent or any Lender’s right to demand payment of liabilities owing from any Loan Party to Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(d)  Ratification. The Borrower (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct in all material respects as of such date).

(e)  No Default. To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default, and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower or any other Loan Party or arising out of or with respect to any of the Loans or other obligations of any Borrower or any other Loan Party owed to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

(f)  Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Agreement.

(g)  Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy or other electronic method of transmission pursuant to which the signature of such party can be seen (including Adobe Corporation’s Portable Document Format or PDF) shall have the same force and effect as the delivery of an original manually executed counterpart of this Agreement or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart thereof, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form.

(h)  Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.

(i)  Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(j)  Further Assurances. The Borrower agrees to take, at Borrower’s expense, such further actions as Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.

(k)  Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(l)  Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.  Consent. The due dates for (i) the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of the first fiscal quarter of 2023 due May 15, 2023 as forth in Section 5.01(b) of the Credit Agreement, (ii) the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of the second fiscal quarter of 2023 due August 15, 2023 as forth in Section 5.01(b) of the Credit Agreement, and (iii) each accompanying Compliance Certificate as set forth in Section 5.01(c) of the Credit Agreement, are each hereby extended to November 8, 2023.

[SIGNATURES ON FOLLOWING PAGES.]

IN WITNESS WHEREOF, the Borrower, the Administrative Agent, and the Lenders party hereto have caused this Agreement to be duly executed under seal by its duly authorized officer as of the day and year first above written.

BORROWER:

F45 TRAINING HOLDINGS INC., a Delaware corporation

By:	/s/ Thomas Dowd
Name:	Thomas Dowd
Title:	Chief Executive Officer

GUARANTORS:

GUARANTORS:

F45 TRAINING CANADA LIMITED
F45 STUDIO EMPLOYMENT LLC
F45 U, LLC
F45 TRAINING INCORPORATED
AVALON HOUSE HOLDINGS, INC.
FS8 HOLDINGS, INC.
FS8, INC.
US BRAND FUND OPERATIONS INC.
F45 US BRAND FUND INC.
F45 INTERMEDIATE HOLDCO, LLC
F45 HQ STUDIO INC.,
FS8 HQ STUDIO INC.,
F45 TRAINING OPERATIONS SUPPORT, INC.
F45 TRAINING REAL ESTATE OPERATIONS, INC.
SOCO TRAINING LABS, LLC,
ROSCOE VILLAGE TRAINING LLC,
PP TRAINING LLC,
FS VENICE LLC,

By:	/s/ Thomas Dowd
Name:	Thomas Dowd
Title:	Chief Executive Officer

[Signature Page to First Amendment to Subordinated Credit Agreement]

EXECUTED by F45 AUS HOLD CO PTY LTD ACN 620 135 426, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by F45 AUSTRALIA BRAND FUND PTY LTD ACN 664 382 209, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by FLYHALF AUSTRALIA HOLDING COMPANY PTY LTD ACN 632 249 131, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by FLYHALF ACQUISITION COMPANY PTY LTD ACN 632 252 110, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

[Signature Page to First Amendment to Subordinated Credit Agreement]

EXECUTED by F45 HOLDINGS PTY LTD ACN 616 570 506, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by F45 ROW HOLD CO PTY LTD ACN 620 135 480, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by F45 TRAINING PTY LTD ACN 162 731 900, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by AVALON HOUSE PTY LTD ACN 648 626 000, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

[Signature Page to First Amendment to Subordinated Credit Agreement]

EXECUTED by MALIBU CREW PTY LTD ACN 648 626 975, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by FS8 PTY LTD ACN 646 184 125, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by VIVE ACTIVE BROOKVALE PTY LTD ACN 617 814 963, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by VIVE ACTIVE DOUBLE BAY PTY LTD ACN 628 294 075, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

[Signature Page to First Amendment to Subordinated Credit Agreement]

EXECUTED by VIVE ACTIVE NEUTRAL BAY PTY LTD ACN 645 784 078, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by SURF AND TURF HOLDINGS PTY. LIMITED ACN 612 337 541, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

EXECUTED by F45 OPERATIONS (AUSTRALIA) PTY LTD ACN 633 677 808, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

[Signature Page to First Amendment to Subordinated Credit Agreement]

EXECUTED by F45 AUSTRALIA BRAND FUND PTY LTD ACN 664 382 209, in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Patrick Grosso	/s/ Thomas Dowd
Signature of company secretary	Signature of director

Patrick Grosso	Thomas Dowd
Name	Name

[Signature Page to First Amendment to Subordinated Credit Agreement]

ADMINISTRATIVE AGENT:

ALTER DOMUS (US) LLC, as Administrative Agent

By:	/s/ Pinju Chiu
Name:	Pinju Chiu
Title:	Associate Counsel

[Signature Page to First Amendment to Subordinated Credit Agreement]

LENDERS

KENNEDY LEWIS CAPITAL PARTNERS
MASTER FUND II LP

By:	/s/ Anthony Pasqua
Name:	Anthony Pasqua
Title:	Authorized Signatory

KENNEDY LEWIS CAPITAL PARTNERS
MASTER FUND III LP

By:	/s/ Anthony Pasqua
Name:	Anthony Pasqua
Title:	Authorized Signatory

KLIM DELTA HQC3 LP

By:	/s/ Anthony Pasqua
Name:	Anthony Pasqua
Title:	Authorized Signatory

KENNEDY LEWIS (EU) SPV LP

By:	/s/ Anthony Pasqua
Name:	Anthony Pasqua
Title:	Authorized Signatory

[Signature Page to First Amendment to Subordinated Credit Agreement]

SCHEDULE 1

2023 INCREMENTAL LOAN COMMITMENTS

Incremental Lender	2023 Incremental Loan Commitment
KENNEDY LEWIS CAPITAL PARTNERS MASTER FUND II LP	$14,750,766.44
KENNEDY LEWIS CAPITAL PARTNERS MASTER FUND III LP	$22,947,194.71
KLIM DELTA HQC3 LP	$2,125,930.42
KENNEDY LEWIS (EU) SPV LP	$176,108.43

Total:	$40,000,000.00

ANNEX A

AMENDED CREDIT AGREEMENT

[see attached]

SUBORDINATED CREDIT AGREEMENT

dated as of

February 14, 2023

among

F45 TRAINING HOLDINGS INC.,

The other Loan Parties party hereto,

The Lenders party hereto

and

ALTER DOMUS (US) LLC,

as Administrative Agent and as Australian Security Trustee

TABLE OF CONTENTS

Page
ARTICLE I Definitions		1

SECTION 1.01	Defined Terms	1
SECTION 1.02	Divisions	~~27~~28
SECTION 1.03	Terms Generally	~~27~~28
SECTION 1.04	Accounting Terms; GAAP; Pro Forma Calculations	~~28~~29
SECTION 1.05	[Reserved]	29
SECTION 1.06	Status of Obligations	29
SECTION 1.07	Rounding	30

ARTICLE II The Credits		~~29~~30

SECTION 2.01	Commitments	~~29~~30
SECTION 2.02	Loans and Borrowings	~~29~~30
SECTION 2.03	Requests for Borrowings	~~29~~30
SECTION 2.04	[Reserved.]	~~30~~31
SECTION 2.05	[Reserved.]	~~30~~31
SECTION 2.06	[Reserved.]	~~30~~31
SECTION 2.07	Funding of Borrowings	~~30~~31
SECTION 2.08	[Reserved]	31
SECTION 2.09	Termination of Commitments	31
SECTION 2.10	Repayment and Amortization of Loans; Evidence of Debt	31
SECTION 2.11	Prepayment of Loans	~~31~~32
SECTION 2.12	Fees	~~33~~34
SECTION 2.13	Interest	~~34~~35
SECTION 2.14	[Reserved]	~~35~~36
SECTION 2.15	Increased Costs	~~35~~36
SECTION 2.16	[Reserved]	~~36~~37
SECTION 2.17	Taxes	~~36~~37
SECTION 2.18	Payments Generally; Allocation of Proceeds; Sharing of Set-offs	~~39~~40
SECTION 2.19	Mitigation Obligations; Replacement of Lenders	~~41~~42
SECTION 2.20	Defaulting Lenders	~~42~~43
SECTION 2.21	Returned Payments	~~42~~43
SECTION 2.22	Incremental Loans	~~42~~44

ARTICLE III Representations and Warranties		~~45~~46

SECTION 3.01	Organization; Powers	~~45~~46
SECTION 3.02	Authorization; Enforceability	~~45~~46
SECTION 3.03	Governmental Approvals; No Conflicts	~~45~~46
SECTION 3.04	Financial Condition; No Material Adverse Change	~~45~~46
SECTION 3.05	Properties	~~46~~47
SECTION 3.06	Litigation and Environmental Matters	~~46~~47
SECTION 3.07	Compliance with Laws and Agreements; No Default	~~46~~48
SECTION 3.08	Investment Company Status	~~47~~48
SECTION 3.09	Taxes	~~47~~48
SECTION 3.10	ERISA	~~47~~48
SECTION 3.11	Disclosure	~~47~~48
SECTION 3.12	Material Agreements	~~48~~49
SECTION 3.13	Solvency	~~48~~49
SECTION 3.14	Insurance	~~48~~49
SECTION 3.15	Capitalization and Subsidiaries	~~48~~49

SECTION 3.16	Security Interest in Collateral	~~48~~50
SECTION 3.17	Employment Matters	~~49~~50
SECTION 3.18	Federal Reserve Regulations	~~49~~50
SECTION 3.19	Use of Proceeds	~~49~~50
SECTION 3.20	No Burdensome Restrictions	~~49~~50
SECTION 3.21	Anti-Corruption Laws and Sanctions	~~49~~50
SECTION 3.22	EEA Financial Institutions	~~49~~50
SECTION 3.23	Affiliate Transactions	~~49~~50
SECTION 3.24	Stamp Tax	~~49~~51
SECTION 3.25	Priority	~~50~~51
SECTION 3.26	Immunity; Trustee	~~50~~51
SECTION 3.27	Franchise Matters.	~~50~~51
SECTION 3.28	Tax Consolidation	~~53~~54
SECTION 3.29	Affected Financial Institution	~~53~~55

ARTICLE IV Conditions		~~54~~55

SECTION 4.01	Effective Date	~~54~~55
SECTION 4.02	Each Credit Event	~~56~~57

ARTICLE V Affirmative Covenants		~~56~~57

SECTION 5.01	Financial Statements and Other Information	~~56~~57
SECTION 5.02	Notices of Material Events	~~58~~60
SECTION 5.03	Existence; Conduct of Business	~~59~~60
SECTION 5.04	Payment of Obligations	~~59~~60
SECTION 5.05	Maintenance of Properties	~~59~~61
SECTION 5.06	Books and Records; Inspection Rights	~~60~~61
SECTION 5.07	Compliance with Laws and Material Contractual Obligations	~~60~~61
SECTION 5.08	Use of Proceeds	~~60~~61
SECTION 5.09	Accuracy of Information	~~60~~62
SECTION 5.10	Insurance	~~61~~62
SECTION 5.11	Pari Passu Ranking	~~61~~62
SECTION 5.12	Casualty and Condemnation	~~61~~62
SECTION 5.13	Lender Calls	~~61~~62
SECTION 5.14	Additional Collateral; Further Assurances	~~61~~62
SECTION 5.15	Post-Closing Matters	~~63~~64

ARTICLE VI Negative Covenants		~~64~~65

SECTION 6.01	Indebtedness	~~64~~65
SECTION 6.02	Liens	~~66~~67
SECTION 6.03	Fundamental Changes	~~68~~69
SECTION 6.04	Investments, Loans, Advances, Guarantees and Acquisitions	~~68~~70
SECTION 6.05	Asset Sales	~~70~~71
SECTION 6.06	Sale and Leaseback Transactions	~~71~~72
SECTION 6.07	Swap Agreements	~~71~~72
SECTION 6.08	Restricted Payments	~~71~~72
SECTION 6.09	Transactions with Affiliates	~~71~~73
SECTION 6.10	Restrictive Agreements	~~72~~73
SECTION 6.11	Amendment of Material Documents	~~72~~73
SECTION 6.12	[Reserved]	~~72~~74
SECTION 6.13	Foreign Plans	~~72~~74

ARTICLE VII Events of Default		~~72~~74

SECTION 7.01	Events of Default and Remedies	~~73~~74
SECTION 7.02	[Reserved]	~~76~~77
SECTION 7.03	Application of Payments and Proceeds	~~76~~77

ARTICLE VIII The Administrative Agent		~~76~~77

SECTION 8.01	Appointment	~~76~~77
SECTION 8.02	Rights as a Lender	~~76~~78
SECTION 8.03	Duties and Obligations	~~77~~78
SECTION 8.04	Reliance	~~77~~78
SECTION 8.05	Actions through Sub-Agents	~~77~~79
SECTION 8.06	Resignation	~~78~~79
SECTION 8.07	Security Trustee Resignation	~~78~~80
SECTION 8.08	Australian Security Trust Deed	~~78~~80
SECTION 8.09	Non-Reliance	~~79~~80
SECTION 8.10	Agent Discretion	~~80~~81
SECTION 8.11	Not Partners or Co-Venturers; Administrative Agent as Representative of the Secured Parties	~~80~~81
SECTION 8.12	Credit Bidding	~~81~~82
SECTION 8.13	Certain ERISA Matters	~~81~~83
SECTION 8.14	Administrative Agent May File Proofs of Claim	~~83~~84
SECTION 8.15	Erroneous Payment.	~~83~~84
SECTION 8.16	Intercreditor Agreement	~~85~~86

ARTICLE IX Miscellaneous		~~85~~86

SECTION 9.01	Notices	~~85~~86
SECTION 9.02	Waivers; Amendments	~~87~~88
SECTION 9.03	Expenses; Indemnity; Damage Waiver	~~89~~90
SECTION 9.04	Successors and Assigns	~~91~~93
SECTION 9.05	Survival	~~95~~97
SECTION 9.06	Counterparts; Integration; Effectiveness; Electronic Execution	~~96~~97
SECTION 9.07	Severability	~~96~~97
SECTION 9.08	Right of Setoff	~~96~~97
SECTION 9.09	Governing Law; Jurisdiction; Consent to Service of Process	~~97~~98
SECTION 9.10	WAIVER OF JURY TRIAL	~~97~~98
SECTION 9.11	Headings	~~97~~98
SECTION 9.12	Confidentiality	~~97~~99
SECTION 9.13	Several Obligations; Nonreliance; Violation of Law	~~98~~99
SECTION 9.14	USA PATRIOT Act; Canadian AML	~~99~~100
SECTION 9.15	Disclosure	~~99~~100
SECTION 9.16	Appointment for Perfection	~~99~~100
SECTION 9.17	Interest Rate Limitation	~~99~~100
SECTION 9.18	No Fiduciary Duty, etc	~~99~~100
SECTION 9.19	[Reserved]	~~100~~101
SECTION 9.20	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~100~~101
SECTION 9.21	Non-Public Information.	~~101~~102
SECTION 9.22	[Reserved]	~~101~~102
SECTION 9.23	Exclusions of the Australian PPSA	~~101~~102
SECTION 9.24	Australian PPSA further Assurances	~~102~~103
SECTION 9.25	Judgment Currency	~~102~~103

ARTICLE X Loan Guaranty		~~102~~104

SECTION 10.01	Guaranty	~~103~~104
SECTION 10.02	Guaranty of Payment	~~103~~104
SECTION 10.03	No Discharge or Diminishment of Loan Guaranty	~~103~~104
SECTION 10.04	Defenses Waived	~~104~~105
SECTION 10.05	Rights of Subrogation	~~104~~105

SECTION 10.06 Reinstatement; Stay of Acceleration	~~104~~105
SECTION 10.07 Information	~~104~~105
SECTION 10.08 Termination	~~104~~105
SECTION 10.09 Taxes	~~105~~106
SECTION 10.10 Maximum Liability	~~105~~106
SECTION 10.11 Contribution	~~105~~106
SECTION 10.12 Liability Cumulative	~~106~~107

SCHEDULES:

Commitment Schedule

Schedule 1.01(a) – Certain EBITDA Addbacks

Schedule 3.05 – Properties, etc.

Schedule 3.06 – Disclosed Matters

Schedule 3.09 – Taxes

Schedule 3.12 – Material Agreements

Schedule 3.14 – Insurance

Schedule 3.15 – Capitalization and Subsidiaries

Schedule 3.23 – Affiliate Transactions

Schedule 3.27 – Franchise Matters

Schedule 6.01 – Existing Indebtedness

Schedule 6.02 – Existing Liens

Schedule 6.04 – Existing Investments

Schedule 6.10 – Existing Restrictions

EXHIBITS:

Exhibit A – Assignment and Assumption

Exhibit B – Borrowing Request

Exhibit C-1 – U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit C-2 – U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit C-3 – U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit C-4 – U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit D – Compliance Certificate

Exhibit E – Joinder Agreement

Exhibit F – Note

Exhibit G – Intercreditor Agreement

v

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY AND ANY SECURITY INTERESTS OR OTHER LIENS SECURING SUCH OBLIGATIONS ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG ALTER DOMUS (US) LLC, AS AGENT FOR THE SUBORDINATED CREDITORS DESCRIBED THEREIN, THE SUBORDINATED CREDITORS PARTY THERETO, THE LOAN PARTIES PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS AGENT FOR THE SENIOR CREDITORS DESCRIBED THEREIN.

SUBORDINATED CREDIT AGREEMENT dated as of February 14, 2023 (as it may be amended or modified from time to time, this “Agreement”), among F45 TRAINING HOLDINGS INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and ALTER DOMUS (US) LLC, as Administrative Agent and Australian Security Trustee.

The parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ 2023 Incremental Commitment” means , with respect to each Lender, the commitment of such Lender to make a 2023 Incremental Loan, expressed as an amount representing the maximum principal amount of the 2023 Incremental Loan to be made by such Lender on the First Amendment Effective Date.

“ 2023 Incremental Loans” has the meaning assigned to such term in the First Amendment.

“Acceleration Premium” means an amount equal to the present value of all required payments of interest (calculated at the rate of interest in effect on the Prepayment Date) on the principal amount of the Loans that has become or is declared accelerated pursuant to Section 7 or otherwise, or in respect of which such claim in an Insolvency Proceeding has arisen, from the Prepayment Date through the Maturity Date (excluding accrued and unpaid interest to the Prepayment Date), which present value shall be calculated using a discount rate equal to the Treasury Rate plus 50 basis points; provided that, in no case shall the Acceleration Premium be less than zero.

“Account” has the meaning assigned to such term in the US Security Agreement and the Canadian Security Agreement, as applicable.

“Account Debtor” means any Person obligated on an Account.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which any Loan Party or Subsidiary (a) acquires any going concern business, line of business or division or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Equity Interests having such power only by reason of the happening of a contingency) or a majority of the outstanding Equity Interests of a Person.

“ADI Account” shall have the meaning provided in Section 10 of the Australian PPSA.

“Administrative Agent” means Alter Domus (US) LLC:

(a) in its capacity as administrative agent for the Secured Parties; and

(b) in its capacity as Australian Security Trustee.

“Administrative Questionnaire” means, with respect to each Lender, an Administrative Questionnaire in a form supplied by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person.

“Agent Fee Letter” means that certain amended and restated fee letter, dated as of the ~~date hereof~~First Amendment Effective Date, by and between the Borrower and the Administrative Agent.

“Aggregate Credit Exposure” means, at any time, the aggregate Credit Exposure of all the Lenders at such time.

“All-in-Yield” means, as to any Loans or Incremental Loans, the yield payable to all Lenders providing such Loans or Incremental Loans, as applicable, whether in the form of interest rate, margin, original issue discount, upfront fees, rate floors or otherwise; provided that, original issue discount and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the life of such Loans or Incremental Loans) and the All-in-Yield shall not include fees payable to the Administrative Agent and not generally to Lenders providing such Loans or Incremental Loans.

“ALTA” means the American Land Title Association.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption, including the Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth) and the Anti-Money Laundering and Counter-Terrorism Financing Rules of Australia.

“Applicable Percentage” means, at any time with respect to any Lender, with respect to the Loans, a percentage equal to a fraction the numerator of which is the amount of the Loans of such Lender at such time and the denominator of which is the aggregate Loans outstanding at such time.

“Applicable Premium” means (a) in the case of any repayment or prepayment of Loans (other than with respect to any Loan that has become or is declared accelerated pursuant to Section 7 or otherwise), (i) on or prior to the first anniversary of the First Amendment Effective Date, the Make-Whole Premium and (ii) after the first anniversary of the First Amendment Effective Date, the Prepayment Premium, and (b) in the case of any Loan that has become or is declared accelerated pursuant to Section 7 or otherwise, or in respect of which such claim in an Insolvency Proceeding has arisen, the Acceleration Premium.

“Applicable Rate” means 12.00% per annum.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Attributable Debt” means, in respect of a Sale and Leaseback Transaction, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

“Australia” means the Commonwealth of Australia.

“Australian Corporations Act” means the Corporations Act 2001 (Cth) of Australia.

“Australian Deposit Account Control Agreement” means each ADI Account Control Deed between the Australian Security Trustee, each institution maintaining an ADI Account for any Australian Loan Party and that Australian Loan Party in each case as required by and in accordance with the terms of the Australian Security Agreements.

“Australian General Security Deed” means the General Security Deed dated on or about the date of this Agreement between each Australian Loan Party and the Australian Security Trustee.

“Australian Loan Party” means any Loan Party that is incorporated under the laws of Australia.

“Australian PPSA” means the Personal Property Securities Act 2009 (Cth) of Australia.

“Australian PPS Law” means (a) the Australian PPSA; (b) regulations made under the Australian PPSA; or (c) any amendment made at any time to any other legislation as a consequence of an Australian PPSA Law referred to in paragraphs (a) and (b) of this definition, including amendments to the Australian Corporations Act.

“Australian Security Agreements” means the Australian General Security Deed, the Australian Specific Security Deed and any other security agreement governed by the laws of Australia entered into, after the date of this Agreement by any other Australian Loan Party (as required by this Agreement or any other Loan Document) or any other Person for the benefit of the Secured Parties.

“Australian Security Trust Deed” means the Security Trust Deed dated on or about the date of this Agreement between the Borrower, each Australian Loan Party, the Administrative Agent and the Australian Security Trustee.

“Australian Security Trustee” means Alter Domus (US) LLC, in its capacity as Australian security trustee for the Secured Parties.

“Australian Specific Security Deed” means the Specific Security Deed (Marketable Securities) dated on or about the date of this Agreement between the Borrower and the Australian Security Trustee.

“Australian Tax Act” means the Income Tax Assessment Act 1936 (Cth) of Australia and the Income Tax Assessment Act 1997 (Cth) of Australia, as applicable.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” shall mean Title 11 of the United States Code (11 U.S.C. § 101 et seq.), as amended.

“Bankruptcy Event” means, with respect to any Person, when such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, receiver-manager, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Board” means the Board of Governors of the Federal Reserve System of the U.S.

“Borrower” means F45 Training Holdings Inc., a Delaware corporation.

“Borrowing” means the borrowing of the Loans on the Effective Date.

“Borrowing Request” means a written request by the Borrower for a Borrowing in accordance with Section 2.03.

“Burdensome Restrictions” means any consensual encumbrance or restriction of the type described in clause (a) or (b) of Section 6.10.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Canadian Deposit Account Control Agreement” means “Deposit Account Control Agreement” as such term is defined in the Canadian Security Agreement.

“Canadian Security Agreement” means the Ontario law governed general security agreement, executed in favor of the Administrative Agent for the benefit of the Lenders by the Canadian Subsidiary granting a charge over all of its present and after-acquired property.

“Canadian Securities Account Control Agreement” means “Securities Account Control Agreement” as such term is defined in the Canadian Security Agreement.

“Canadian Security Documents” means the Canadian Security Agreement, Canadian Securities Account Control Agreement, and any other document governed by Ontario law that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Lenders.

“Canadian Subsidiary” means F45 Training Canada Limited, a New Brunswick corporation.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or finance leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the Effective Date), of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower, unless the Permitted Investors (collectively) have the right or ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of the Borrower; (b) except in connection with a transaction permitted by this Agreement, the Borrower shall cease to own, free and clear of all Liens or other encumbrances (other than those in favor of the Administrative Agent and the First Lien Administrative Agent), directly or indirectly, 100% (other than directors’ qualifying shares) of the outstanding voting Equity Interests of any Subsidiary of the Borrower on a fully diluted basis and all voting rights and equivalent economic interests with respect thereto; or (c) the occurrence of a change in control or other similar provision under or with respect to any Material Indebtedness.

“Change in Law” means the occurrence after the Effective Date (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) compliance by any Lender (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this

Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Charges” has the meaning assigned to such term in Section 9.17.

“CIP Regulations” has the meaning assigned to such term in Section 8.09(a).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all property subject or purported to be subject to Liens under the Collateral Documents to secure the Secured Obligations.

“Collateral Documents” means, collectively, the Security Agreements, the Australian Security Agreements, Canadian Security Documents, the Mortgages (if any), deposit account control agreements and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure the Secured Obligations.

“Commitment” means~~, with respect to each Lender, the commitment of such Lender to make a Loan, expressed as an amount representing the maximum principal amount of the Loan to be made by such Lender on the Effective Date~~ the Initial Term Commitment, the 2023 Incremental Commitment, and the Delayed Draw Commitment, as applicable. The aggregate amount of the Lenders’ Commitment on the First Amendment Effective Date is $~~90,000,000.00~~140,000,000.00. The ~~initial~~ amount of each Lender’s Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable.

“Commitment Schedule” means the Schedule attached hereto identified as such.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” has the meaning assigned to such term in Section 9.01(d).

“Compliance Certificate” means a Compliance Certificate in substantially the form of Exhibit D.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise; provided that in no event shall any natural person that serves as a director or manager of, or holds any office or other position in, any Person be deemed to Control such Person solely as a result of serving in such capacity or holding such office or other position. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Investment Affiliate” means, as to any Person, any fund or investment vehicle that (a) directly or indirectly, is in Control of, is Controlled by, or is under common Control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies.

“Copyrights” has the meaning assigned to such term in the US Security Agreement.

“Credit Exposure” means, as to any Lender at any time, an amount equal to the aggregate principal amount of its Loans outstanding at such time.

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, plan of arrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) [reserved] or (iii) pay over to any Loan Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Loan Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request in writing by the Borrower or any other Loan Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Borrower’s or such other Loan Party’s receipt of such certification in form and substance satisfactory to it and the Borrower, or (d) has become or has a Parent that has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.

“Delayed Draw Availability Period” means the period commencing on the First Amendment Effective Date and ending on the date that is fifteen (15) months following the First Amendment Effective Date.

“Delayed Draw Funding Date”: has the meaning set forth in Section 2.01(b).

“ Delayed Draw Commitment”: with respect to each Lender, the commitment of such Lender to make a Delayed Draw Loan, expressed as an amount representing the maximum principal amount of the Delayed Draw Loan to be made by such Lender on the Delayed Draw Funding Date. The aggregate amount of the Lenders’ Delayed Draw Commitment on the First Amendment Effective Date is $10,000,000.00. The amount of each Lender’s Delayed Draw Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Delayed Draw Commitment, as applicable.

“ Delayed Draw Loan”: the loans made by the Lenders pursuant to Section 2.01(b).

“Deposit Accounts” has the meaning assigned to that term in the applicable Security Agreement.

“Disclosed Matters” means the actions, suits, proceedings and environmental matters disclosed in Schedule 3.06.

“Disqualified Equity Interests” means, with respect to any Person, any Equity Interest in such Person that by its terms (or by the terms of any other Equity Interest into which it is convertible or exchangeable) or otherwise (a) matures or is subject to mandatory redemption or repurchase (other than solely for Equity Interests that are not Disqualified Equity Interests) pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holder thereof upon the occurrence of a change of control or asset sale event shall be subject to the full and final payment and performance of the Obligations and the termination of the Commitments and any and all of Lender’s obligations to extent credit or make final accommodations to Borrower hereunder or the terms thereof provide that any such Equity Interest need not be repurchased or redeemed unless such repurchase or redemption complies with Section 6.08); (b) is convertible into or exchangeable or exercisable for Indebtedness or any Disqualified Equity Interest, at the option of the holder thereof; (c) may be required to be redeemed or repurchased at the option of the holder thereof (other than solely for Equity Interests that are not Disqualified Equity Interests), in whole or in part, in each case of (a) through (c) on or before the date that is one hundred eighty (180) days after the latest maturity date of the Loans; or (d) provides for scheduled payments of dividends to be made in cash, provided that if such Equity Interests are issued pursuant to a plan for the benefit of future, current or former employees, directors or officers of the Borrower or any other Loan Party or by any such plan to such employees, directors or officers, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Borrower or any other Loan Party in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s or officer’s termination, death or disability.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any Sale and Leaseback Transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Dividing Person” has the meaning assigned to it in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“Document” has the meaning assigned to such term in the US Security Agreement and the Canadian Security Agreement, as applicable.

“dollars” or “Dollars” or “$” refers to lawful money of the U.S.

“Domestic Subsidiary” means each Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia.

“Earn-outs” means unsecured liabilities of a Loan Party arising under an agreement to make any deferred payment as a part of the purchase price of an Acquisition, including performance bonuses or consulting payments in any related services, employment or similar agreement, in an amount that is subject to or contingent upon the revenues, income, cash flow or profits (or the like) of the target of such Acquisition.

“EBITDA” means, in respect of any relevant period, for the Borrower and its Subsidiaries on a consolidated basis:

(a) the gross cash inflows collected for such period and owned by the Borrower and its Subsidiaries, less

(b) expenses paid in cash during such period, excluding (without duplication):

(i) to the extent the following are unusual or non-recurring fees, expenses, charges or losses and are paid in cash: (A) all fees and expenses paid in connection with the Loan Documents and the transactions contemplated hereunder, or related to any amendment, modification or waiver in respect thereof, (B) all fees and expenses paid in connection with any investments, restricted payments, dispositions, refinancings or issuances of debt or equity, or related to any change of control or take-private transaction, in each case, whether or not consummated, or related to any amendment, modification or waiver in respect thereof, in an amount not to exceed $500,000 in the aggregate for such period, (C) all fees and expenses paid in connection with related to any change of control or take-private transaction, in each case, whether or not consummated, or related to any amendment, modification or waiver in respect thereof, in an amount not to exceed $4,000,000 in the aggregate for such period, and (D) fees, expenses or charges related to actual or threatened in writing litigation, arbitration or mediation (including any shareholder litigation), and any and all settlements, payments or resolutions related to any actual or threatened litigation, arbitration or legal disputes, in an amount not to exceed $3,000,000 in the aggregate for such period;

(ii) cash fees, expenses, charges or losses with respect to restructuring transactions, including implementation of any restructuring, business-optimization or cost-savings initiative or operational change (including head-count reductions) in an amount not to exceed (A) until and including the fiscal quarter ending on or about December 31, 2023, $2,500,000, (B) from January 1, 2024, through and including the fiscal quarter ending June 30, 2024, $1,000,000, and (C) thereafter, $500,000;

(iii) cash expenses funded with the proceeds of the Loans, and set forth on Schedule 1.01(a) in amounts not to exceed $50,000,000 in the aggregate for (A) accounts payable; (B) accrued expenses; (C) lease breakage costs; and (D) other general corporate purposes.

(iv) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money or in connection with the deferred purchase price of assets, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance, in each case, paid in cash in such period; and

(v) provision for taxes based on income, profits, revenue or capital, including federal, foreign, state, provincial and territorial income, franchise, excise, value added and similar taxes, property taxes and similar taxes, and foreign withholding taxes, in each case, paid in cash in such period.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Election Period” has the meaning assigned to such term in Section 2.22(b).

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent and any of its Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority having the force or effect of law and relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equipment” has the meaning assigned to such term in the US Security Agreement and the Canadian Security Agreement, as applicable.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of the Borrower or any ERISA Affiliate from any Plan or Multiemployer Plan; (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition upon the Borrower or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or (h) or any event similar to the foregoing occurs or exists with respect to a Foreign Plan.

“Erroneous Payment” has the meaning assigned to such term in Section 8.15(a).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excluded Accounts” means (a) Deposit Accounts and Securities Accounts with an average closing daily balance over any period of 5 consecutive Business Days not in excess of $100,000 in the aggregate for all such Deposit Accounts and Securities Accounts excluded pursuant to this clause (a), (b) zero balance accounts and zero balance sub-accounts that are linked to one or more concentration accounts, (c) Deposit Accounts used exclusively as third party trust accounts, tax accounts, payroll accounts, pension fund accounts, 401(k) accounts, and other employee wage and benefit accounts and (d) Deposit Accounts used exclusively to hold pledged cash collateral constituting Permitted Liens.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such

Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f), (d) any withholding Taxes imposed under FATCA and (e) any withholding Tax that: (i) to the extent that such deduction or withholding would not have arisen if the Recipient supplied its tax file number, Australian Business Number or details of a relevant exemption from the requirement to do so or (ii) a deduction which arises because the Commissioner of Taxation of Australia has given a notice under Section 260 5 of Schedule 1 of the Taxation Administration Act 1953 (Cth) of Australia or Section 255 of the Australian Tax Act requiring the relevant Loan Party to deduct from any payment to be made under a Loan Document.

“Exit Fee” means an exit fee in an amount equal to (a) in the case of any Exit Fee payable on or prior to the first anniversary of the First Amendment Effective Date, 35% of the outstanding principal amount of the Loans at such time, (b) in the case of any Exit Fee payable after the first anniversary of the First Amendment Effective Date but on or prior to the second anniversary of the First Amendment Effective Date, 25% of the outstanding principal amount of the Loans at such time, and (c) in the case of any Exit Fee payable after the second anniversary of the First Amendment Effective Date, 10% of the outstanding principal amount of the Loans at such time; provided that, for the avoidance of doubt, in each of clauses (a) through (c), the outstanding principal amount of the Loans shall include all PIK Interest capitalized and added to the outstanding principal balance, in accordance with Section 2.13(d), on or prior to the date on which the Exit Fee is required to be paid in accordance with Section 2.12(c).

“Extraordinary Net Cash Receipts” means any cash proceeds received by or paid to or for the account of Borrower or any of its Subsidiaries constituting, (i) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action (other than with respect to reimbursement of third party claims) relating to the Collateral and (ii) indemnity payments received on account of a claim made in respect of any investment in respect of the Collateral; in each case, net of customary, reasonable and documented costs and expenses associated therewith, taxes applying on such proceeds, if any, and including reasonable and documented legal fees and expenses; provided, however, that Extraordinary Net Cash Receipts shall not include cash receipts to the extent that such funds are received by the Borrower or any Subsidiary of the Borrower in respect of any third party claim against such Person and applied to pay (or reimburse such Person for its prior payment of) such claim plus related costs and expenses.

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that, (i) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average of quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it; provided further that, if any rate described in this definition shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer, controller or chief operating officer of the Borrower.

“Financial Statements” has the meaning assigned to such term in Section 5.01.

“ First Amendment” means that certain First Amendment to Subordinated Credit Agreement, dated as of the First Amendment Effective Date, by and among, the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“ First Amendment Effective Date” has the meaning assigned to the term “Incremental Effective Date” in the First Amendment.

“First Lien Administrative Agent” has the meaning assigned to such term in the definition of the “First Lien Credit Agreement”.

“First Lien Australian Trustee” has the meaning assigned to such term in the definition of the “First Lien Credit Agreement”.

“First Lien Credit Agreement” means the Amended and Restated Credit Agreement dated as of August 13, 2021 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of December 20, 2021 and that certain Second Amendment to Amended and Restated Credit Agreement, dated as of May 13, 2022) among the Borrower, the subsidiaries of the Borrower party thereto, the lenders party thereto (the “First Lien Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, together with its successors and assigns, the “First Lien Administrative Agent”) and Australian security trustee (in such capacity, together with its successors and assigns, the “First Lien Australian Trustee”), as may be further amended, restated, supplemented or otherwise modified in accordance with the Intercreditor Agreement.

“First Lien Lenders” has the meaning assigned to such term in the definition of the “First Lien Credit Agreement”.

“First Lien Loan Documents” means the “Loan Documents” as defined under the First Lien Credit Agreement or any equivalent term defined in any Refinancing Indebtedness thereof.

“First Lien Obligations” means the “Secured Obligations” as defined under the First Lien Credit Agreement or any equivalent term defined in any Refinancing Indebtedness thereof.

“Foreign Franchises” has the meaning set forth in Section 3.27.

“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

“Foreign Plan” means any employee benefit plan or arrangement or pension plan (a) maintained or contributed to by any Loan Party that is not subject to the laws of the U.S.; or (b) mandated by a government other than any federal, state or local government or regulatory body in the U.S. for employees of any Loan Party.

“Foreign Subsidiary” means any Subsidiary of Borrower other than a Domestic Subsidiary.

“Franchise” means any grant by any of the Loan Parties to any Person of the right to engage in or carry on a business, or to sell or offer to sell any product or service, under or in association with any of the Loan Parties’ trademarks, which constitutes a “franchise,” as that term is defined under (a) the FTC Franchise Rule, regardless of the jurisdiction in which the franchised business is located or operates; or (b) the Franchise Law applicable in the jurisdiction in which the franchised business is located or operates, if any.

“Franchisee” has the meaning set forth in Section 3.27.

“Franchise Agreement” means a franchise agreement, license agreement, subfranchise agreement, sublicense agreement, master franchise agreement, development agreement, market development agreement, and reserved area agreement, including any addendum, amendment, extension or renewal thereof.

“Franchised Business” has the meaning set forth in Section 3.27.

“Franchise Guidelines” has the meaning set forth in Section 3.27.

“Franchise Law” means the FTC Franchise Rule and any other Requirement of Law regulating the offer and/or sale of franchises, business opportunities, seller-assisted marketing plans or similar relationships, including Relationship Laws.

“FTC Franchise Rule” shall mean 16 C.F.R. Part 436 et seq.

“GAAP” means generally accepted accounting principles in the U.S.

“Governmental Authority” means the government of the U.S., Australia, Canada, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee for all purposes of this Agreement shall be deemed to be an amount equal to the stated or determinable amount of the related Indebtedness or primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guaranteed Obligations” has the meaning assigned to such term in Section 10.01.

“Guarantors” means, collectively, all Loan Guarantors and any Person who has delivered an Obligation Guaranty, and the term “Guarantor” means each or any one of them individually.

“Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical.

“Incremental Amendment” has the meaning assigned to such term in Section 2.22(d).

“Increase Effective Date” has the meaning assigned to such term in Section 2.22(c).

“Incremental Request Notice” has the meaning assigned to such term in Section 2.22(a).

“Incremental Loan” has the meaning assigned to such term in Section 2.22(a).

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable or accrued expenses incurred in the ordinary course of business which are not more than ninety (90) days past due or past the date such expenses began accruing), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations and Attributable Debt of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) Earn-outs to the extent reflected as a liability on the consolidated balance sheet of the Borrower and its Subsidiaries, (l) any other Off-Balance Sheet Liability, (m) net obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any and all Swap Agreements, and (n) obligations in respect of Disqualified Equity Interests; provided that (i) trade payables payable in the ordinary course of business that are less than ninety (90) days past due, (ii) deferred revenue, (iii) taxes and other similar accrued expenses and (iv) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranties or other unperformed obligations of the seller of such asset, shall not constitute Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of any net obligation under any Swap Agreement on any date shall not be deemed to be the Swap Termination Value thereof as of such date.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Ineligible Institution” means (a) a natural person, and (b) any Person who is a bona fide direct competitor identified in writing by the Borrower to the Administrative Agent prior to the Effective Date, as such list may be updated from time to time thereafter, and, in each case, any Affiliate of any such person that is readily identifiable solely on the basis of such Affiliate’s name or the name of such Affiliate’s parent; provided, that to the extent Persons are identified as Ineligible Institutions after the Effective Date, the inclusion of such Persons as an Ineligible Institution shall not retroactively apply to disqualify such Persons with respect to amounts previously acquired pursuant to prior assignments or participations (or with respect to assignments for which assignment agreements have been executed and prior to the trade date).

“Information” has the meaning assigned to such term in Section 9.12.

“ Initial Commitment” means, with respect to each Lender, the commitment of such Lender to make an Initial Loan, expressed as an amount representing the maximum principal amount of the Initial Loan to be made by such Lender on the Effective Date. The aggregate amount of the Lenders’ Initial Commitment on the Effective Date is $90,000,000.00. The amount of each Lender’s Initial Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Initial Commitment, as applicable.

“Initial Loan” means the loans made by the Lenders pursuant to Section 2.01(a).

“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under federal, provincial, state or foreign law or any other applicable jurisdiction, including any Debtor Relief Laws.

“Intellectual Property” means all intellectual and similar property of every kind and nature, including inventions, designs, utility models, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names (including global top level domain names), confidential or proprietary technical and business information, know-how or other data or information, software and databases, all modifications, derivatives, additions and improvements thereon, and all embodiments or fixations thereof and applications therefor, and related documentation, registrations and franchises.

“Intercompany Subordination Agreement” means that certain intercompany subordination agreement, dated as of the Effective Date, among the Borrower, each of its wholly-owned Subsidiaries and the Administrative Agent, which shall be in form and substance reasonably satisfactory to the Administrative Agent (as directed by the Required Lenders).

“Intercreditor Agreement” means the Subordination and Intercreditor Agreement in substantially the form of Exhibit G, dated as of the Effective Date, among the First Lien Administrative Agent, the Loan Parties, the Administrative Agent, as Subordinated Creditor Agent for the Subordinated Creditors (each, as defined therein) and each additional representative party thereto from time to time.

“Interest Payment Date” means the first Business Day following the last Business Day of each calendar quarter and the Maturity Date.

“Inventory” has the meaning assigned to such term in the US Security Agreement and the Canadian Security Agreement, as applicable.

“IRS” means the United States Internal Revenue Service.

“Joinder Agreement” means a Joinder Agreement in substantially the form of Exhibit E.

“KLIM” means Kennedy Lewis Investment Management LLC and its Affiliate, and/or certain funds, accounts or clients managed, advised or sub-advised by Kennedy Lewis Investment Management LLC or its Affiliates, as the context may require.

“Lenders” means the Persons listed on the Commitment Schedule and any other Person that shall have become a Lender hereunder pursuant to Section 2.19 or 2.22 or an Assignment and Assumption, other than any such Person that ceases to be a Lender hereunder pursuant to an Assignment and Assumption.

“Licenses” has the meaning assigned to such term in the US Security Agreement and the Canadian Security Agreement, as applicable.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset (including, without limitation, any “security interest” as defined in Sections 12(1) and 12(2) of the Australian PPSA), (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents” means, collectively, this Agreement, each Note, each Collateral Document, the Loan Guaranty, the Agent Fee Letter, the Intercompany Subordination Agreement, the Perfection Certificate, any Obligation Guaranty, the Side Letter, the Intercreditor Agreement and any other intercreditor or subordination agreement, and each other agreement, instrument, document and certificate identified in Section 4.01 executed and delivered to, or in favor of, the Administrative Agent or any Lender, the Australian Security Trust Deed, any Australian Deposit Account Control Agreement, and each other written agreement or certificate whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Loan Guarantor” means each Loan Party.

“Loan Guaranty” means Article X of this Agreement, and in the case of any Loan Guarantor which is not bound by Article X of this Agreement, the guaranty or guarantee delivered by such Loan Guarantor.

“Loan Parties” means, collectively, the Borrower, the Borrower’s Subsidiaries party hereto and any other Person who becomes a party to this Agreement pursuant to a Joinder Agreement and their respective successors and assigns, and the term “Loan Party” shall mean any one of them or all of them individually, as the context may require.

“Loans” means the loans and advances made by the Lenders pursuant to Section 2.01 (including, for the avoidance of doubt, each Delayed Draw Loan) or an Incremental Loan made by the Lenders pursuant to Section 2.22 (including, for the avoidance of doubt, the 2023 Incremental Loans). All references to the Loans shall include any PIK Interest added to the principal amount thereof.

“Make-Whole Premium” means an amount equal to (a) the present value of all required payments of interest (calculated at the rate of interest in effect on the Prepayment Date) on the principal amount of the Loans being prepaid or repaid from the Prepayment Date through the first anniversary of the Effective Date (excluding accrued and unpaid interest to the Prepayment Date), which present value shall be calculated using a discount rate equal to the Treasury Rate plus 50 basis points plus (b) 2.0% of the principal amount of the Loans being repaid or prepaid; provided that, in no case shall the Make-Whole Premium be less than zero.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, or financial condition of Borrower and its Subsidiaries taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents to which they are a party, (c) the Collateral, or the Administrative Agent’s Liens (on behalf of itself and the other Secured Parties) on the Collateral or the priority of such Liens, or the Australian Security Trustee’s Liens (on behalf of the other Secured Parties) on the Collateral or the priority of such Liens, or (d) the rights of or benefits available to the Administrative Agent, the Australian Security Trustee or the Lenders under any of the Loan Documents.

“Material Agreement” means (a) the agreements listed in Schedule 3.12 and (b) each other agreement, contract, or other arrangement to which any Loan Party or Subsidiary is a party (other than the Loan Documents) for which breach, termination, nonperformance or failure to renew could reasonably be expected to result in a Material Adverse Effect.

“Material Indebtedness” means (a) the Indebtedness arising under the First Lien Credit Agreement and the applicable Loan Documents (as defined in the First Lien Credit Agreement) and (b) any other Indebtedness (other than the Loans) of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $500,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of any Loan Party or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that any Loan Party or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Material Intellectual Property” means any Intellectual Property of the Loan Parties or their Subsidiaries that is (a) material to the conduct of the business or operations of the Loan Parties or its Subsidiaries, or (b) is reasonably necessary or material to permit the Administrative Agent to enforce its rights and remedies under the Loan Documents with respect to the Collateral, or the Disposition of which would otherwise materially adversely affect the value of the Collateral.

“Material Real Property” means each parcel or related parcels of Real Property owned or leased by any Loan Party that is located in the United States that has a fair market value in excess of $500,000.

“Maturity Date” means August 13, 2028; provided that, if such date is not a Business Day, then the Maturity Date shall be the immediately preceding Business Day.

“Maximum Rate” has the meaning assigned to such term in Section 9.17.

“MNPI” means material information concerning the Borrower, and its Subsidiaries and their securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Securities Exchange Act of 1934. For purposes of this definition, “material information” means information concerning the Borrower and its Subsidiaries, or any of their securities, that could reasonably be expected to be material for purposes of the United States Federal and State securities laws.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, on Real Property of a Loan Party, including any amendment, restatement, modification or supplement thereto.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, minus (b) the sum of (i) all reasonable and documented out-of-pocket fees and expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a Disposition of an asset (including pursuant to a Sale and Leaseback Transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer).

“Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d).

“Note” means a promissory note executed by Borrower is favor of a Lender in the form of Exhibit F, which promissory note shall evidence the Loans made by such Lender.

“NYFRB” means the Federal Reserve Bank of New York.

“Obligated Party” has the meaning assigned to such term in Section 10.02.

“Obligation Guaranty” means any Guarantee of all or any portion of the Secured Obligations executed and delivered to the Administrative Agent for the benefit of the Secured Parties by a guarantor who is not a Loan Party.

“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees (including, without limitation, the Exit Fee) and all expenses, reimbursements, premiums (including, without limitation, the Applicable Premium), indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Loan Parties to any of the Lenders, the Administrative Agent or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred.

“Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person (other than operating leases).

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document or sold or assigned an interest in any Loan, or any Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Paid in Full” or “Payment in Full” means, (a) the payment in full in cash of all outstanding Loans, together with accrued and unpaid interest thereon, (b) the payment in full in cash of the accrued and unpaid fees, (c) the payment in full in cash of all reimbursable expenses and other Secured Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, and (d) the termination of all Commitments.

“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Participant” has the meaning assigned to such term in Section 9.04(c).

“Participant Register” has the meaning assigned to such term in Section 9.04(c).

“Patents” has the meaning assigned to such term in the US Security Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Perfection Certificate” means that certain perfection certificate delivered by the Loan Parties, dated as of the Effective Date, which shall be in form and substance reasonably satisfactory to the Administrative Agent (as directed by the Required Lenders).

“Permitted Encumbrances” means:

(a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, landlord’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.04;

(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) judgment Liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k);

(f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

(g) a Lien under a PPS Lease (as defined in the Australian PPSA) under which a Loan Party is the lessee or bailee and which does not secure payment or performance of an obligation; and

(h) an interest that is a security interest by virtue only of the operation of section 12(3) of the Australian PPSA.

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, except with respect to clause (e) above.

“Permitted Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S.), in each case maturing within one year from the date of acquisition thereof;

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c) municipal or other governmental obligations maturing within one year of the date of investment and given an investment grade rating of A or better from S&P or from Moody’s;

(d) investments in certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(e) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

(f) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and AAA by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; and

(g) with respect to any Foreign Subsidiary, investments equivalent to those referred to in clauses (a) through (f) of this definition, denominated in the foreign currency that is the local currency where such Foreign Subsidiary is organized or has its principal place of business which are comparable in tenor and credit quality to those referred to in clauses (a) through (f) above and customarily used in the ordinary course of business by similar companies for cash management purposes in the relevant jurisdiction to the extent reasonably required in connection with any business conducted by such Foreign Subsidiary in such jurisdiction.

“Permitted Investors” means (i) KLIM and its Controlled Investment Affiliates and (ii) any “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934 or any successor provision) of which any Person referred to in clause (i) is a member; provided that, for purposes of this clause (ii), in the case of such “group” and without giving effect to the existence of such “group” or any other “group,” such Persons specified in clause (i) shall (a) collectively, have beneficial ownership, directly or indirectly, of more than 50% of the total voting power of the Equity Interests of the Borrower held by such “group,” and (b) in no event shall own a lesser percentage of the outstanding Equity Interests than any other Person or group referred to in clause (ii).

“Permitted Liens” means those Liens permitted by Section 6.02 hereof.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“PIK Interest” has the meaning assigned to such term in Section 2.13(d).

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Plan Asset Regulation” means 29 C.F.R. §2510.3-101, et seq., as modified by Section 3(42) of ERISA.

“Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system.

“Prepayment Date” means the date on which any Loans are repaid, prepaid or have become or are declared accelerated pursuant to Section 7 or otherwise or that have become due and payable pursuant to this Agreement.

“Prepayment Event” means:

(a) any Disposition (including pursuant to a Sale and Leaseback Transaction) of any property or asset of any Loan Party or any Subsidiary, other than Dispositions described in Section 6.05(a); or

(b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party or any Subsidiary with a fair value immediately prior to such event equal to or greater than $500,000; or

(c) the incurrence by any Loan Party or any Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01 or permitted by the Required Lenders pursuant to Section 9.02; or

(d) the receipt of any Extraordinary Net Cash Receipts by any Loan Party or any Subsidiary resulting in aggregate Net Proceeds greater than $500,000; or

(e) the issuance by the Borrower of any Equity Interests, or the receipt by the Borrower of any capital contribution.

“Prepayment Premium” means (i) after the first anniversary of the Effective Date but on or prior to the second anniversary of the Effective Date, an amount equal to 2.0% of the principal amount of the Loans being repaid or prepaid, (ii) after the second anniversary of the Effective Date but on or prior to the third anniversary of the Effective Date, an amount equal to 1.0% of the principal amount of the Loans being repaid or prepaid and (iii) after the third anniversary, 0.0%.

“Private Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that are not Public Side Lender Representatives.

“Projections” has the meaning assigned to such term in Section 5.01(d).

“Public Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that do not wish to receive MNPI.

“Real Property” means all real property located in the United States that was, is now or may hereafter be owned, occupied or otherwise controlled by any Loan Party pursuant to any contract of sale, lease or other conveyance of any legal interest in any real property to any Loan Party.

“Recipient” means, as applicable, (a) the Administrative Agent and (b) any Lender, or any combination thereof (as the context requires).

“Refinancing Indebtedness” means, in respect of any Indebtedness (the “Original Indebtedness”), any Indebtedness that extends, renews or refinances such Original Indebtedness (or any Refinancing Indebtedness in respect thereof); provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness shall not exceed the principal amount (or accreted value, if applicable) of such Original Indebtedness except by an amount no greater than accrued and unpaid interest with respect to such Original Indebtedness and any reasonable fees, premium and expenses relating to such extension, renewal or refinancing; (b) the stated final maturity of such Refinancing Indebtedness shall not be earlier than that of such Original Indebtedness, and such stated final maturity shall not be subject to any conditions that could result in such stated final maturity occurring on a date that precedes the stated final maturity of such Original Indebtedness; (c) such Refinancing Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default or a change in control, fundamental change, or upon conversion or exchange in the case of convertible or exchangeable Indebtedness or as and to the extent such repayment, prepayment, redemption, repurchase or defeasance would have been required pursuant to the terms of such Original Indebtedness) prior to the earlier of (i) the maturity of such Original Indebtedness and (ii) the date that is 91 days after the Maturity Date; provided that, notwithstanding the foregoing, scheduled amortization payments (however denominated) of such Refinancing Indebtedness shall be permitted so long as the weighted average life to maturity of such Refinancing Indebtedness shall be longer than the shorter of (x) the weighted average life to maturity of such Original Indebtedness remaining as of the date of such extension, renewal or refinancing and (y) the weighted average life to maturity of Loans remaining as of the date of the Maturity Date; (d) such Refinancing Indebtedness shall not constitute an obligation (including pursuant to a Guarantee) of any Subsidiary, in each case that shall not have been (or, in the case of after-acquired Subsidiaries, shall not have been required to become pursuant to the terms of the Original Indebtedness) an obligor in respect of such Original Indebtedness, and shall not constitute an obligation of the Borrower if the Borrower shall not have been an obligor in respect of such Original Indebtedness, and, in each case, shall constitute an obligation of such Subsidiary or of the Borrower only to the extent of their obligations in respect of such Original Indebtedness; (e) if such Original Indebtedness shall have been subordinated to the Obligations, such Refinancing Indebtedness shall also be subordinated to the Obligations on terms not less favorable in any material respect to the Lenders; and (f) such Refinancing Indebtedness shall not be secured by any Lien on any asset other than the assets that secured such Original Indebtedness (or would have been required to secure such Original Indebtedness pursuant to the terms thereof) or, in the event Liens securing such Original Indebtedness shall have been contractually subordinated to any Lien securing the Obligations, by any Lien that shall not have been contractually subordinated to at least the same extent.

“Register” has the meaning assigned to such term in Section 9.04(b).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person’s Affiliates.

“Relationship Laws” all franchise termination, nonrenewal, unfair practices, and/or relationship laws, including those laws’ requirements with respect to the proper notice of default, time to cure, and the actual termination of any franchisee or business opportunity operator.

“Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing, or dumping of any substance into the environment.

“Report” means reports prepared by any Person showing the results of appraisals, field examinations or audits pertaining to any Loan Party’s assets from information furnished by or on behalf of such Loan Party, after the Administrative Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Administrative Agent.

“Required Lenders” means, at any time, Lenders (other than Defaulting Lenders) having Credit Exposure and unused Commitments representing more than 50% of the sum of the Aggregate Credit Exposure and unused Commitments at such time; provided that, KLIM shall constitute the Required Lenders so long as KLIM holds Credit Exposure and unused Commitments representing at least 15% of the Aggregate Credit Exposure and unused Commitments.

“Requirement of Law” means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents of such Person and (b) any federal, state, regional, local, municipal, or foreign statute, law (including common law), treaty, rule, regulation, code, ordinance, order, decree, writ, judgment, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including any Franchise Laws.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Restricted Payment” means any (a) dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any option, warrant or other right to acquire any such Equity Interests, (b) any management, advisory, or similar fee paid to the direct or indirect owners of the Borrower, and (c) payment with respect to Subordinated Indebtedness.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Sale and Leaseback Transaction” has the meaning assigned to such term in Section 6.06.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or by the Government of Canada or by the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom, the federal government of Australia or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) or (d) any Person otherwise the subject of any Sanctions.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) the United Nations Security Council, the European Union, any European Union member state, or His Majesty’s Treasury of the United Kingdom, (c) the federal government of Australia, (d) the government of Canada or (e) any other relevant sanctions authority.

“SEC” means the Securities and Exchange Commission of the U.S.

“Secured Obligations” means all Obligations.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, and (d) the successors and assigns of each of the foregoing.

“Security Agreements” means (a) that certain Subordinated Pledge and Security Agreement (including any and all supplements thereto, the “US Security Agreement”), dated as of the date hereof, among the Loan Parties party thereto and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, (b) the Canadian Security Documents, (c) the Australian Security Agreements, and (d) any other pledge or security agreement entered into, after the date of this Agreement by any other Loan Party (as required by this Agreement or any other Loan Document) or any other Person for the benefit of the Administrative Agent and the other Secured Parties, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Securities Accounts” has the meaning assigned to that term in the applicable Security Agreement.

“Side Letter” means that certain letter agreement, dated as of the date hereof, among the Borrower and the Lenders.

“Statement” has the meaning assigned to such term in Section 2.18(g).

“Subordinated Indebtedness” of a Person means any Indebtedness of such Person, the payment of which is subordinated to the right of payment and liens of the Secured Obligations pursuant to a written agreement in form and substance reasonably satisfactory to the Administrative Agent.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held.

“Subsidiary” means any direct or indirect subsidiary of the Borrower or of any other Loan Party, as applicable.

“Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

“Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (which may include a Lender or any Affiliate of a Lender).

“Tax Beneficial Owner” means, with respect to any U.S. federal withholding Tax applicable to a Loan, Commitment, or other Obligations, the beneficial owner of such Loan, Commitment, or other Obligations, for U.S. federal income tax purposes, to whom such Tax relates.

“Tax Consolidated Group” means a Consolidated Group or an MEC Group as defined in the Income Tax Assessment Act 1997.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Total Assets” means, at any time, the aggregate of the book values of all assets of the Borrower and its Subsidiaries, as disclosed by the latest audited consolidated financial statements provided to the Administrative Agent hereunder.

“Trademarks” has the meaning assigned to such term in the US Security Agreement.

“Transactions” means the execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, and the other use of the proceeds thereof.

“Treasury Rate” means, as of any Prepayment Date, the yield to maturity as of such Prepayment Date of U.S. Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two (2) Business Days prior to the Prepayment Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)).

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or in any other state, the laws of which are required to be applied in connection with the issue of perfection of security interests.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time.

“U.S.” means the United States of America.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.22.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3).

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 1.02 Divisions. For all purposes under the Loan Documents, in connection with any Division or plan of Division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Without prejudice to the generality of any provision of this Agreement, in this Agreement where it relates to Australian Loan Party, a reference in this Agreement to:

(a) “Account” also includes any “account” as defined in section 10 of the Australian PPSA;

(b) “Affiliate” has the meaning given to it in section 50AA of the Australian Corporations Act;

(c) “Account Debtor” also includes any “account debtor” as defined in section 10 of the Australian PPSA;

(d) “Inventory” has the meaning provided in section 10 of the Australian PPSA; and

(e) “Subsidiary” means a subsidiary within the meaning given in Part 1.2 Division 6 of the Australian Corporations Act.

SECTION 1.04 Accounting Terms; GAAP; Pro Forma Calculations. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if after the date hereof there occurs any change in GAAP or in the application thereof on the operation of any provision hereof and the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of such change in GAAP or in the application thereof (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party, the Borrower or any Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

(b) Notwithstanding anything to the contrary contained in Section 1.04(a) or in the definition of “Capital Lease Obligations,” any existing requirement of, or any change in, accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) (“FAS 842”), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.

SECTION 1.05 [Reserved].

SECTION 1.06 Status of Obligations. In the event that the Borrower or any other Loan Party shall at any time issue or have outstanding any Subordinated Indebtedness, the Borrower shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Secured Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Indebtedness and to enable the Administrative Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. Without limiting the foregoing, the Secured Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Indebtedness is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Indebtedness in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness.

SECTION 1.07 Rounding. Any financial ratios required to be maintained by any Loan Party pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

ARTICLE II

The Credits

SECTION 2.01 Commitments.

~~.~~ (a) Subject to the terms and conditions set forth herein, each Lender severally (and not jointly) agrees to make ~~a~~an Initial Loan in dollars to the Borrower, on the Effective Date, in a principal amount not to exceed such Lender’s Initial Commitment. Amounts prepaid or repaid in respect of the Loans may not be reborrowed.

(b)  Subject to the terms and conditions set forth herein, upon Borrower’s written request, each Lender severally (and not jointly) agrees to make a Delayed Draw Loan, from time to time during the Delayed Draw Availability Period, in dollars to the Borrower (the date of such Borrowing, the “Delayed Draw Funding Date”); provided that, any Delayed Draw Loan shall be in the amount of at least $2,500,000 (or such lower amount that represents all remaining availability of the Delayed Draw Commitment). Amounts prepaid or repaid in respect of the Delayed Draw Loans may not be reborrowed.

SECTION 2.02 Loans and Borrowings.

(a) The Initial Loans shall be made on the Effective Date by the Lenders ratably in accordance with their respective Initial Commitments. The 2023 Incremental Loans shall be made on the First Amendment Effective Date by the Lenders ratably in accordance with their respective 2023 Incremental Commitments. The Delayed Draw Loans shall be made on the Delayed Draw Funding Date by the Lenders ratably in accordance with their respective Delayed Draw Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) After the Effective Date, the principal amount of the Loans may be increased by PIK Interest in accordance with the terms hereof.

SECTION 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request either in writing (delivered by hand, email or fax) in the form attached hereto as Exhibit B and signed by the Borrower or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, with respect to (x) the Initial Loans, not later than 2:00 p.m., New York time, on the date of the proposed Borrowing and (y) the Delayed Draw Loans, not later than 2:00 p.m., New York time, on the tenth (10th) Business Day prior to the Delayed Draw Funding Date. Each such Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery, fax or a communication through Electronic System to the Administrative Agent of a written Borrowing Request, which shall be signed by the Borrower. Each such written Borrowing Request shall specify the following information in compliance with Section 2.01:

(i) the aggregate amount of the requested Borrowing;

(ii) the wiring instructions of the Borrower’s account to which the Borrowing is to be disbursed; and

(iii) the date of such Borrowing, which shall be a Business Day.

Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04 [Reserved.]

SECTION 2.05 [Reserved.]

SECTION 2.06 [Reserved.]

SECTION 2.07 Funding of Borrowings.

(a) Each Lender shall make each Loan to be made by such Lender hereunder on the proposed date thereof solely by wire transfer of immediately available funds by 1:00 p.m., New York time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage; provided that Loans shall be made as provided in Sections 2.01 and 2.02(a). Upon receipt of all requested funds, the Administrative Agent will make such Loans available to the Borrower by promptly wiring the funds so received in the aforesaid account of the Administrative Agent to an account of the Borrower designated in the Borrowing Request.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

SECTION 2.08 [Reserved].

SECTION 2.09 Termination of Commitments. Unless previously terminated, (i) the Initial Commitments shall terminate upon funding of the Initial Loans on the Effective Date~~.~~, (ii) the 2023 Incremental Commitments shall terminate upon the funding of the 2023 Incremental Loans on the First Amendment Effective Date and (iii) the Delayed Draw Commitments shall terminate upon the earlier of the (x) expiration of the Delayed Draw Availability Period and (y) the funding of the Delayed Draw Loans on the Delayed Draw Funding Date.

SECTION 2.10 Repayment and Amortization of Loans; Evidence of Debt.

(a) [Reserved].

(b) To the extent not previously paid, all unpaid Loans shall be paid in full in cash by the Borrower on the Maturity Date.

(c) Repayments of Loans shall be accompanied by accrued interest on the amounts repaid.

(d) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(e) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, if any, (ii) the amount of any principal or interest (including PIK Interest) due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(f) The entries made in the accounts maintained pursuant to paragraph (d) or (e) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that (x) the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement, and (y) in the event of any conflict between the accounts maintained by the Administrative Agent pursuant to Section 2.10(e) and any Lender’s records pursuant to Section 2.10(d), the accounts maintained by the Administrative Agent pursuant to Section 2.10(e) shall govern and control.

(g) Any Lender may request that Loans made by it and interest thereon be evidenced by a Note. In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more Notes.

SECTION 2.11 Prepayment of Loans.

(a) The Borrower shall have the right at any time and from time to time to prepay any Loan in whole or in part, subject to (i) prior notice in accordance with paragraph (e) of this Section, (ii) if in part, such prepayment must be at least $500,000, and (iii) if any such prepayment occurs prior to the third anniversary of the Effective Date, payment of the Applicable Premium. Each prepayment made pursuant to Section 2.11(a) shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment.

(b) [Reserved].

(c) In the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party or any Subsidiary in respect of any Prepayment Event, the Borrower shall within three (3) Business Days after such Net Proceeds are received by any Loan Party or Subsidiary, prepay the Obligations in an aggregate amount equal to 100% of such Net Proceeds; provided that, (i) in the case of any event described in clause (a) or (b) of the definition of the term “Prepayment Event”, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Loan Parties intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds (or if the Borrower or any Subsidiary enters into a legally binding commitment to reinvest such Net Proceeds within 180 days following receipt thereof, within 180 days following the expiration of the initial 180-day period), to acquire (or replace or rebuild) Real Property, equipment or other tangible assets (excluding inventory) to be used in the business of the Loan Parties, and certifying that no Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds specified in such certificate, provided that to the extent of any such Net Proceeds that have not been so applied by the end of such period (or such later period agreed to by the Administrative Agent), a prepayment shall be required at such time in an amount equal to such Net Proceeds that have not been so applied , and (ii) in the case of any event described in clause (c) of the definition of the term “Prepayment Event”, if any such prepayment occurs on or prior to the third anniversary of the Effective Date, the Borrower shall be required to pay the Applicable Premium with respect to the Loans prepaid.

(d) In the event that a Change in Control shall occur, the Borrower shall on the date of such Change in Control prepay all of the outstanding Obligations; provided that (i) if any such prepayment occurs on or prior to the third anniversary of the Effective Date, the Borrower shall be required to pay the Applicable Premium with respect to the Loans prepaid and (ii) the Borrower shall give notice of such Change in Control and the scheduled prepayment to the Administrative Agent at least five (5) Business Days prior to the occurrence of such Change in Control, which notice shall (A) refer specifically to this Section 2.11(d), (B) state the date on which such Change in Control shall occur, (C) set forth a calculation of the amount of the prepayment (including all accrued and unpaid interest, fees and other amounts constituting Obligations) required to be made hereunder, together with a “per diem” if such transaction closes after the anticipated date of such closing and (D) be certified by a Financial Officer of the Borrower. Notwithstanding the foregoing, any such notice under this Section 2.11(d) may state that the prepayment is conditioned upon the effectiveness of a Change in Control or other transaction, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such conditioned is not satisfied.

(e) All prepayments required to be made pursuant to Section 2.11 shall be accompanied by accrued interest on the principal amount being prepaid to the date of such prepayment, and shall be applied as directed by the Borrower, and in the absence of such direction, the prepayment shall be applied as directed by the Required Lenders.

(f) The Borrower shall notify the Administrative Agent in writing or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, of any prepayment under Section 2.11, not later than 11:00 a.m., New York time, five (5) Business Days before the date of such prepayment. Each such notice shall be irrevocable and shall specify the Prepayment Date, the principal amount of each Borrowing or portion thereof to be prepaid and the subparagraph of this Section 2.11 pursuant to which such payment is made; provided that any such notice may state that such prepayment is conditioned upon the occurrence or non-occurrence of any event specified therein (including the consummation of an acquisition, sale or other similar transaction, or the receipt of proceeds from the incurrence or issuance of Indebtedness or Equity Interests or the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Any Lender may decline to accept all (but not less than all) of its share of any prepayment under Section 2.11(b) or (c) (any such Lender, a “Declining Lender”) by providing written notice to the Administrative Agent by 2:00 p.m. New York time at least four (4) Business Days prior to the Prepayment Date. If any Lender does not give a notice to the Administrative Agent on or prior to such fourth Business Day informing the Administrative Agent that it declines to accept the applicable prepayment, then such Lender will be deemed to have accepted such prepayment. If any Lender does not give a notice to the Administrative Agent on or prior to such fourth Business Day informing the Administrative Agent that it declines to accept the applicable prepayment, then such Lender will be deemed to have accepted such prepayment. On any Prepayment

Date, the applicable prepayment amount minus the portion thereof allocable to Declining Lenders, in each case for such Prepayment Date, shall be paid to the Administrative Agent by the Borrower and applied by the Administrative Agent ratably to prepay Loans owing to Lenders other than Declining Lenders in the manner described in this Section 2.11 for such prepayment. Any declined proceeds shall be retained by the Borrower.

(g) All prepayments referred to in Section 2.11(c) above (excluding any Prepayment Event arising under clause (c) of the definition thereof) are subject to permissibility under local law (including, without limitations, laws governing financial assistance, corporate benefit, restrictions on repatriating or upstreaming of cash intra-group and the fiduciary and statutory duties of the directors or officers of the relevant Subsidiaries). Further, there will be no requirement to make any prepayment of any amounts attributable to a Foreign Subsidiary to the extent that the Borrower determines that the Borrower or any of its subsidiaries would reasonably be expected to suffer material adverse tax consequences as a result of repatriating such amounts to the United States (including the imposition of withholding taxes) or could give rise to risk of liability for the directors of such subsidiaries. The non-application of any such prepayment amounts as a result of the foregoing provisions will not constitute an Event of Default and such amounts shall be available for working capital and general corporate purposes of the Borrower and its Subsidiaries as long as not required to be prepaid in accordance with this Section 2.11. The Borrower and its Subsidiaries will use all commercially reasonable efforts for a period not to exceed one year to overcome or eliminate any such restrictions and/or minimize any such costs of prepayment and/or use the other cash resources of the Borrower and its Subsidiaries (subject to the considerations set forth in this Section 2.11(g)) to make the relevant prepayment (it being understood that the payment shall not be required to be made after such one year period if the Borrower shall have used such commercially reasonable efforts). If at any time within one year of a prepayment being forgiven due to such restrictions, such restrictions are removed, any relevant proceeds will at the end of the then current interest period be applied in prepayment in accordance with the terms of the definitive documentation. Notwithstanding the foregoing, any prepayments actually made shall be net of any costs, expenses or taxes incurred or payable by the Borrower or any of its Subsidiaries.

SECTION 2.12 Fees.

(a) On the Effective Date, the Borrower shall pay to the Administrative Agent, for the account of each Lender that funds any Loans on such date, a fee equal to ~~3.0~~3.00% of the principal amount of such Loans, such amount to be paid in kind and added to the outstanding principal amount of the Loans on the Effective Date. On the First Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the account of each Lender that funds any 2023 Incremental Loans, a fee equal to 3.00% of the principal amount of such 2023 Incremental Loans, such amount to be paid in kind and added to the outstanding principal amount of the 2023 Incremental Loans on the First Amendment Effective Date. On each Delayed Draw Funding Date, the Borrower shall pay to the Administrative Agent, for the account of each Lender that funds such Delayed Draw Loans, a fee equal to 3.00% of the principal amount of such Delayed Draw Loans, such amount to be paid in kind and added to the outstanding principal amount of the outstanding principal amount of the Delayed Draw Loans on such Delayed Draw Funding Date.

(b) The Borrower agrees to pay in cash to the Administrative Agent, for its own account, fees payable in the amounts and at the times set forth in the Agent Fee Letter.

(c) Notwithstanding anything to the contrary herein or in any other Loan Document, upon any prepayment (including pursuant to Section 2.11) or repayment of any portion of the principal of the Loans, whether at maturity or otherwise (including, but not limited to, any prepayment or repayment after the occurrence of an Event of Default) or upon the acceleration of any Loan including in connection with the commencement of any Insolvency Proceeding or other proceeding pursuant to any Debtor Relief Laws, Borrower shall pay in cash to the Administrative Agent, for the account of each Lender, the Exit Fee.

(d)  The Borrower agrees to pay, or cause to be paid, to the Administrative Agent, for the benefit of the Lenders, a delayed draw fee in an amount equal to 5.00% per annum of the outstanding Delayed Draw Commitment, such amount to be paid in kind and added to the outstanding principal amount of the Delayed Draw Loans on each Interest Payment Date and, in each case, such delayed draw fee shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

(~~d~~e) All fees payable hereunder shall be fully earned and paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances. Each such fee constitutes Obligations and is in addition to any other fees payable by the Loan Parties under this Agreement or any other Loan Documents and all payments shall be made by the Borrower without set-off, counterclaim, deduction or other defense to the Administrative Agent or any Lender.

SECTION 2.13 Interest.

(a) The Loans shall bear interest at the Applicable Rate.

(b) [Reserved].

(c) Notwithstanding the foregoing, during the occurrence and continuance of an Event of Default, the Administrative Agent or the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.02 requiring the consent of “each Lender affected thereby” for reductions in interest rates), declare that (i) all Loans shall bear interest at 2% plus the rate otherwise applicable to such Loans as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount outstanding hereunder, such amount shall accrue at 2% plus the Applicable Rate.

(d) Accrued interest on each Loan (accrued through the last day of the current calendar quarter) shall be payable in arrears on each Interest Payment Date for such Loan and shall be paid in kind by capitalization as additional principal and not in cash, and such capitalized interest (the “PIK Interest”) shall thenceforth be considered an amount of outstanding principal, for all purposes hereof (and shall bear interest in accordance with this Section 2.13); provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand and (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable in cash on the date of such repayment or prepayment.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(f) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to the default rate described in paragraph (c) of this Section to the fullest extent permitted by applicable law.

(g) For purposes of the Interest Act (Canada), whenever any interest or fee under this Agreement is calculated using a rate based on a year of 360 days, the rate used pursuant to such calculation, when expressed as an annual rate, is equivalent to (a) the applicable rate based on a year of 360 days, (b) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (c) divided by 360 . The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement, and the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

SECTION 2.14 [Reserved].

SECTION 2.15 Increased Costs(a) .

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender; or

(ii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender; or

(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by such Lender or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section (together with reasonable supporting documentation relating to such amounts) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.16 [Reserved].

SECTION 2.17 Taxes.

(a) Withholding Taxes; Gross-Up; Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Loan Party by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,

(A)

any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Loan Document, an executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(4) to the extent a Foreign Lender is not the Tax Beneficial Owner, an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9, and/or other certification documents from each Tax Beneficial Owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner;

(C)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)

if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the

Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document (including the Payment in Full of the Secured Obligations).

(i) Defined Terms. For purposes of this Section 2.17, the term “applicable law” includes FATCA.

SECTION 2.18 Payments Generally; Allocation of Proceeds; Sharing of Set-offs.

(a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Sections 2.15 or 2.17, or otherwise) prior to 3:00 p.m., New York time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its account that will be designated in writing by the Administrative Agent to the Borrower, except that payments pursuant to Sections 2.15, 2.17, 9.03 and 9.04(b)(vi) shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Unless otherwise provided for herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) Any proceeds of Collateral or any payment by or on behalf of any Loan Party received by the Administrative Agent or the Australian Security Trustee (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrower) or a payment under 9.04(b)(vi), or (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements then due to the Administrative Agent and the Australian Security Trustee, second, to pay any Applicable Premium, fees (including the Exit Fee), indemnities, or expense reimbursements then due to the Lenders from the Borrower, third, to pay interest then due and payable on the Loans ratably, fourth, to prepay principal on the Loans, fifth, to the payment of any other Secured Obligation due to the Administrative Agent, the Australian Security Trustee or any Lender from the Borrower or any other Loan Party, and sixth, any remaining amounts to the Borrower or to any other Person lawfully entitled thereto as determined by a final nonappealable judgment of a court of competent jurisdiction. The Administrative Agent, the Australian Security Trustee and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations.

(c) At the election of the Administrative Agent, with notice to the Borrower, all payments of principal, interest, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees, costs and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder, whether made following a request by the Borrower pursuant to Section 2.03 or a deemed request as provided in this Section or may be deducted from any deposit account of the Borrower maintained with the Administrative Agent; provided, that the Administrative Agent’s rights under this sentence shall only apply if the Borrower fails to make any such required payment on the applicable due date therefor. Subject to the proviso in the immediately preceding sentence, the Borrower hereby irrevocably authorizes (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans, and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03, and (ii) the Administrative Agent to charge any deposit account of the Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents.

(d) If, except as otherwise expressly provided herein, any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other similarly situated Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f) If any Lender shall fail to make any payment required to be made by it hereunder, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations hereunder until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender hereunder. Application of amounts pursuant to (i) and (ii) above shall be made in such order as may be determined by the Administrative Agent in its discretion.

(g) The Administrative Agent may from time to time provide the Borrower with account statements or invoices with respect to any of the Secured Obligations (the “Statements”). The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrower’s convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Borrower pays the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrower shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent’s or the Lenders’ right to receive payment in full at another time.

SECTION 2.19 Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and out-of-pocket expenses incurred by any Lender in connection with any such designation or assignment.

(b) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.15 or 2.17) and obligations under this Agreement and other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

SECTION 2.20 Defaulting Lenders.

Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) [reserved];

(b) such Defaulting Lender shall not have the right to vote on any issue on which voting is required (other than to the extent expressly provided in Section 9.02(b)) and the Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder or under any other Loan Document; provided that, except as otherwise provided in Section 9.02, this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender directly affected thereby.

SECTION 2.21 Returned PaymentsSECTION 2.22 . If, after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender. The provisions of this Section 2.21 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.21 shall survive the termination of this Agreement.

SECTION 2.22 Incremental Loans.

(a) At any time commencing on the Effective Date until the date that is one year prior to the Maturity Date, provided no Default or Event of Default has occurred and is continuing and subject to the conditions set forth in clause (d) below, upon written notice to the Administrative Agent (each, an “Incremental Request Notice”), the Borrower may, from time to time, request one or more increases (but no more than two increases in the aggregate) to the Commitments to fund additional Loans (each, an “Incremental Loan”) in an aggregate amount not to exceed $70,000,000; provided that the proceeds of such Incremental Loans shall be used to refinance the First Lien Obligations. Any Incremental Loan shall be in the amount of at least $10,000,000 (or such lower amount that represents all remaining availability pursuant to this Section 2.22(a)) and integral multiples of $1,000,000 in excess thereof (or such lower amount that represents all remaining availability pursuant to this Section 2.22(a)).

(b) The Incremental Request Notice shall specify the time period (such period, the “Election Period”) within which the Lenders of record at such time are requested to respond (which Election Period shall in no event be less than ten (10) Business Days from the date of delivery of such notice) and the terms of the requested Incremental Loans (which terms shall include, without limitation, (A) the proposed loan amount, (B) the interest rate, (C) the term of the loan, including any extension options, (D) a description of any guaranties or other credit enhancements to be provided, and (E) any fees), and the Administrative Agent shall promptly notify such Lenders of the Borrower’s request for such Incremental Loan and the Election Period during which the Lenders are requested to respond to the Incremental Request Notice; provided that if such Incremental Request Notice is conditioned upon the occurrence of a specified event, such Incremental Request Notice may be revoked if such event does not occur prior to the requested funding date. No Lender shall be obligated to increase its Commitment or to participate in any Incremental Loan and each Lender’s determination to increase its Commitment or to participate in any Incremental Loan shall be in such Lender’s sole and absolute discretion. To the extent any Lender has not responded by the end of such Election Period, such Lender shall be deemed to have declined to increase its Commitment. If a Lender elects to increase its Commitment, such Lender may select any of its Controlled Investment Affiliates to provide all or a portion of such Commitments or Incremental Loans. To the extent any Lender does not agree to provide an Incremental Loan on terms set forth in the Borrower’s Incremental Request Notice, the Borrower may invite (x) any other existing Lender or (y) any prospective lender that satisfies the criteria set forth in Section 9.04(b) and is reasonably satisfactory to the Administrative Agent to provide such Incremental Loans on the same terms offered to such Lender and to become a Lender pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent in connection with the proposed Incremental Loan (provided that the joinder of any such “Lender” for the purpose of providing all or any portion of any such Incremental Loan shall not require the consent of any other Lender (including any other “Lender” that is joining this Agreement to provide all or part of such Incremental Loan)); provided further that, prior to incurring any Incremental Loans from any such prospective lender, the Lenders shall be provided with an opportunity to fund all or a portion of such Incremental Loans on the same terms offered to the prospective lender. For the avoidance of doubt, no Incremental Loan may be incurred without first delivering an Incremental Request Notice to the Lenders of record at such time to provide such Incremental Loan as provided above.

(c) If the Commitments are increased in accordance with this Section 2.22, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such Incremental Loan. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such Incremental Loan and the Increase Effective Date.

(d) Each of the following shall be the only conditions precedent to the making of an Incremental Loan:

(i) The Borrower, the Administrative Agent and each Lender providing an Incremental Loan shall enter into an amendment to effectuate the provisions of this Section 2.22, including without limitation, to ensure and demonstrate that the Liens and security interests granted by the Loan Documents are perfected under the UCC or other applicable law to secure the Obligations in respect of the Incremental Loan (the “Incremental Amendment”);

(ii) The Borrower shall deliver to the Administrative Agent (i) a certificate of each Loan Party, dated the Effective Date and executed by its Director, Secretary or Assistant Secretary, which shall (A) certify the resolutions of its board of directors, managers, members or other body approving or consenting to the Incremental Loans, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of the Borrower, its Financial Officers, and (C) attach the charter, articles or certificate of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents, or contain a certification that such organizational or governing documents have not changed since they were previously delivered to the Administrative Agent and (ii) a good standing certificate for each Loan Party (except for the Australian Loan Parties) from its jurisdiction of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party.

(iii) Each of the conditions precedent set forth in Section 4.02 shall be satisfied.

(iv) The Borrower shall have delivered to the Administrative Agent a certificate certifying as to compliance with the requirements of clause (iii) above.

(v) The Borrower shall deliver to any Lender providing an increase in the Commitments hereunder (or any new Lender providing such Incremental Loan hereunder) any Notes requested by such Lender in connection with the making of such increased or new Commitment.

(vi) The Administrative Agent and the Lenders shall have received a legal opinion, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, with respect to the transactions contemplated by this Section 2.22 as the Administrative Agent and the Lenders may reasonably require.

(vii) The Borrower shall have paid to the Administrative Agent any fees required to be paid pursuant to the terms of this Agreement or the Agent Fee Letter, and shall have paid to the Lenders any fees required to be paid hereunder and otherwise in connection with the increased Commitment.

(e) This Section shall supersede any provisions in Section 2.18 or 9.02 to the contrary.

(f) Any Incremental Loans shall, for purposes of any repayment or prepayment of principal or interest, be treated substantially the same as the then existing Loans, and made pursuant to the same documentation as the Loans.

(g) The Incremental Loans shall have the terms set forth in the applicable Incremental Request Notice; provided that (i) to the extent the All-in-Yield applicable to the Incremental Loan is higher than the All-in-Yield applicable to the then existing Loans (without giving effect to any Default Rate) by more than 0.50%, this Agreement shall be amended to increase the interest rate applicable to the then existing Loans to the extent necessary so that the All-in-Yield on such Incremental Loan is no more than 0.50% greater than the All-in-Yield on the then existing Loans and (ii) the terms of any Incremental Request Notice which is provided pursuant to Section 6.01(t) shall satisfy the applicable requirements set forth in the definition of “Refinancing Indebtedness”.

(h) Upon the increase in Commitments under this Section 2.22, all references in this Agreement and in any other Loan Documents (x) to the Commitment of any Lender shall be deemed to include any increase in such Lenders’ Commitment pursuant to this Section 2.22 and (y) to the aggregate amount of Commitments made pursuant to this Section 2.22. The Loans, the Incremental Loans and the aggregate amount of Commitments that are increased under this Section 2.22 shall be entitled to all of the benefits afforded by this Agreement and the other Loan Documents and shall benefit equally and ratably from any guarantees and Liens provided under the Loan Documents in favor of the Secured Parties.

ARTICLE III

Representations and Warranties

Each Loan Party represents and warrants to the Lenders that (and where applicable, agrees):

SECTION 3.01 Organization; Powers. Each Loan Party and Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02 Authorization; Enforceability. The Transactions are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any Subsidiary, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Subsidiary, except to the extent such violation, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect or to result in liabilities in excess of $500,000, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any Subsidiary, except Liens created pursuant to the Loan Documents.

SECTION 3.04 Financial Condition; No Material Adverse Change.

(a) The Borrower has heretofore furnished to the Administrative Agent its internally prepared consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended December 31, 2021. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to normal year-end audit adjustments all of which, when taken as a whole, would not be materially adverse.

(b) No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since December 31, 2020.

SECTION 3.05 Properties.

(a) As of the date of this Agreement, Schedule 3.05(a) sets forth the address of each parcel of Real Property that is owned or leased by any Loan Party. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and no default by any Loan Party who is a party to any such lease or sublease exists. Each of the Loan Parties and each Subsidiary has good and indefeasible title to, or valid leasehold interests in, all its real and personal property, material to the business of the Loan Parties, taken as a whole, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes, free of all Liens other than those Liens permitted by Section 6.02.

(b) Each Loan Party and each Subsidiary owns, or is licensed to use, all Intellectual Property (or, other than with respect to the Loan Parties’ material trademarks used in its business, is in the process of obtaining such Intellectual Property or licenses to such Intellectual Property) necessary to its business as currently conducted, a correct and complete list of which, as of the date of this Agreement, is set forth on Schedule 3.05(b), and the use thereof by each Loan Party and each Subsidiary does not infringe in any material respect upon the rights of any other Person, and each Loan Party’s and each Subsidiary’s rights thereto are not subject to any licensing “out” agreement or similar arrangement, other than ordinary course licenses granted to customers to enable such customers to use and enjoy the products and services provided by the Loan Parties and their Subsidiaries.

SECTION 3.06 Litigation and Environmental Matters.

(a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened in writing against any Loan Party or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any Loan Document or the Transactions. As of the Effective Date, there are no judgments or orders of a court, arbitral tribunals or other tribunals or any orders or sanctions of any government or other regulatory body that have been made against a Loan Party or any of its Subsidiaries.

(b) (i) No Loan Party or any Subsidiary has received notice of any claim with respect to any Environmental Liability or knows of any basis for any Environmental Liability which, in either case, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or liabilities in excess of $500,000 and (ii) except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect or liabilities in excess of $500,000, no Loan Party or any Subsidiary (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (B) has become subject to any Environmental Liability, (C) has received notice of any claim with respect to any Environmental Liability or (D) knows of any basis for any Environmental Liability.

(c) Since the Effective Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 3.07 Compliance with Laws and Agreements; No Default. Except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Loan Party and each Subsidiary is in compliance with (a) all Requirements of Law applicable to it or its property and (b) all indentures, agreements and other instruments binding upon it or its property. No Default or Event of Default has occurred and is continuing.

SECTION 3.08 Investment Company Status. No Loan Party or any Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.09 Taxes. Except as disclosed on Schedule 3.09, each Loan Party and each Subsidiary has (i) timely filed or caused to be filed all federal, state, provincial and territorial income Tax returns and all other material Tax returns and reports (or timely extensions therefor) required to have been filed and (ii) paid or caused to be paid all federal and state income Taxes and all other material federal, state and local Taxes required to have been paid by it, except in the case of the preceding clause (ii), where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or to result in liabilities in excess of $500,000. Except as disclosed on Schedule 3.09, no tax liens have been filed and no claims are being asserted with respect to any such taxes in an amount in excess of $500,000. The failure to pay the taxes disclosed on Schedule 3.09 could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect or to result in liabilities in excess of $500,000. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87 or subsequent recodification thereof, as applicable) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan. With respect to any Foreign Plan and except as could not reasonably be expected to result in a Material Adverse Effect or to result in liabilities in excess of $500,000, (i) all employer and employee contributions required by law or by the terms of the Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; and (ii) to the extent required by applicable law, it has been registered as required and has been maintained in good standing with applicable regulatory authorities. No Loan Party maintains, or is obligated to contribute to, any defined benefit Foreign Plan.

SECTION 3.11 Disclosure.

(a) The Loan Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Loan Party or any Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished), contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the Effective Date, as of the Effective Date (it being understood that such projections may vary from actual results and such variances may be material).

(b) As of the Effective Date, the information included in any Beneficial Ownership Certification provided on or prior to the Effective Date to the Administrative Agent in connection with this Agreement is true and correct in all respects.

SECTION 3.12 Material Agreements. All Material Agreements and contracts to which any Loan Party or any Subsidiary is a party or is bound as of the date of this Agreement are listed on Schedule 3.12. No Loan Party or any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any Material Agreement to which it is a party or (ii) any agreement or instrument evidencing or governing Indebtedness, except, in either case, where such default could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.13 Solvency.

(a) Immediately after the consummation of the Transactions to occur on the Effective Date, (i) the fair value of the assets of the Loan Parties, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise, taken as a whole; (ii) the present fair saleable value of the property of the Loan Parties, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, taken as a whole, as such debts and other liabilities become absolute and matured; (iii) the Loan Parties, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, taken as a whole; and (iv) the Loan Parties will not have unreasonably small capital, taken as a whole, with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted after the Effective Date.

(b) Loan Parties do not intend to and the Loan Parties do not believe that the Loan Parties and their Subsidiaries, taken as a whole, will, incur debts beyond their ability, taken as a whole, to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by any Loan Party or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of their Indebtedness or the Indebtedness of any such Subsidiary.

(c) The Canadian Subsidiary is not an “insolvent person” within the meaning of the Bankruptcy and Insolvency Act (Canada), as amended from time to time.

SECTION 3.14 Insurance. Schedule 3.14 sets forth a description of all material insurance maintained by or on behalf of the Loan Parties and their Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid to the extent then due. The Loan Parties believe that the insurance maintained by or on behalf of the Loan Parties and their Subsidiaries is adequate and is customary for companies engaged in the same or similar businesses operating in the same or similar locations.

SECTION 3.15 Capitalization and Subsidiaries. As of the Effective Date, Schedule 3.15 sets forth (a) a correct and complete list of the name and relationship to the Loan Parties of each Subsidiary, (b) a true and complete listing of each class of each Loan Party’s and each Subsidiary’s authorized Equity Interests, of which all of such issued Equity Interests are validly issued, outstanding, fully paid and non-assessable (to the extent such concepts are relevant with respect to such ownership interests), and owned beneficially and of record by the Persons identified on Schedule 3.15, and (c) the type of entity of each Loan Party and each Subsidiary. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

SECTION 3.16 Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Administrative Agent and the Australian Security Trustee (as applicable), for the benefit of the Secured Parties, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except (a) Permitted Liens described in Sections 6.02(c), (d), (e) and (g) and (b) in the case of (i) Permitted Liens (other than those described in Sections 6.02(c), (d), (e), (g) and (q)), to the extent any such Permitted Liens would have priority over the Liens in favor of the Administrative Agent and the Australian Security Trustee (as applicable) pursuant to any applicable law and (ii) Liens perfected only by possession (including possession of any certificate of title), to the extent the Administrative Agent or the Australian Security Trustee (as applicable) has not obtained or does not maintain possession of such Collateral.

SECTION 3.17 Employment Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties and their Subsidiaries have not been in violation of the Fair Labor Standards Act, the Fair Work Act 2009 (Cth) of Australia or any other applicable federal, state or province, local or foreign law dealing with such matters. All payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party or such Subsidiary or are being contested in good faith by appropriate proceedings.

SECTION 3.18 Federal Reserve Regulations. No part of the proceeds of any Loan has been used or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

SECTION 3.19 Use of Proceeds. The proceeds of the Loans have been used and will be used, whether directly or indirectly as set forth in Section 5.08.

SECTION 3.20 No Burdensome Restrictions. No Loan Party is subject to any Burdensome Restrictions except Burdensome Restrictions permitted under Section 6.10.

SECTION 3.21 Anti-Corruption Laws and Sanctions. Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Loan Party, its Subsidiaries and their respective officers and directors and, to the knowledge of such Loan Party, its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) any Loan Party, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of any such Loan Party or Subsidiary, any agent of such Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, use of proceeds, Transaction or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions.

SECTION 3.22 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

SECTION 3.23 Affiliate Transactions. Except as set forth on Schedule 3.23 and those agreements, arrangements, understandings or transactions existing as of the Effective Date that are permitted under Section 6.09(a), as of the Effective Date, there are no existing or proposed agreements, arrangements, understandings or transactions between any Loan Party, Subsidiary and any of the officers, members, managers, directors, stockholders, parents, holders of other Equity Interests, employees or Affiliates (other than Subsidiaries) of any Loan Party, Subsidiary or any members of their respective immediate families.

SECTION 3.24 Stamp Tax. Under the law of its jurisdiction of incorporation it is not necessary that any stamp, registration or similar Tax be paid on or in relation to the Loan Documents or the transactions contemplated herein, except:

(i) any payment referred to in any legal opinion delivered to the Administrative Agent under the Loan Agreement or disclosed by or behalf of a Loan Party to the Administrative Agent; and

(ii) which has been paid or will be paid as required under Section 4.01(j);

which stamp duty, Taxes and fees will be paid promptly after the date of the relevant Loan Document or at such later date as the Administrative Agent may approve.

SECTION 3.25 Priority. The obligations of each Loan Party under this Agreement and any other Loan Documents to which it is party do rank and will rank at least pari passu in priority of payment and liens with all other subordinated Indebtedness of such Loan Party.

SECTION 3.26 Immunity; Trustee. No Loan Party does, nor does such Loan Party’s assets, enjoy immunity from any suit or execution. No Loan Party holds any property as a trustee.

SECTION 3.27 Franchise Matters.

(a) As of the Effective Date, Schedule 3.27(a) attached hereto sets forth a true and complete list of all Franchise Agreements to which the Loan Parties or any of their Subsidiaries is a party or by which the Loan Parties or any of their Affiliates or Subsidiaries or its or their properties is bound (other than any such agreements between a person and its Subsidiaries or among its Subsidiaries) and that grant to a person (a “Franchisee”) the right to operate or license others to operate or to develop within a specific geographic area or at a specific location an F45 training franchised business (each a “Franchised Business”). True, correct, and complete copies of all Franchise Agreements (or documents purporting to contain substantially the content of each such Franchise Agreement) set forth on Schedule 3.27(a) are, upon request by the Administrative Agent or any Lender, available to the Lenders. As of the Effective Date, the countries listed on Schedule 3.27(a) are the only countries in which the Loan Parties have sold or granted a Franchise or master franchise for the right to operate any Franchised Business and the right to sub-franchise such rights, if any.

(b) All the Franchise Agreements of the Loan Parties and their Subsidiaries are in full force and effect and are valid and binding obligations of the Loan Parties and their Subsidiaries that are party thereto and enforceable against such Loan Parties and their Subsidiaries and, to the knowledge of the Borrower, the other parties thereto in accordance with their respective terms, subject, as to enforceability, to bankruptcy, insolvency, and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles. All Franchise Agreements comply in all material respects with the Requirement of Law applicable thereto. The execution and delivery by the Loan Parties of this Agreement do not, and the consummation of the Transactions and the other transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of the Loan Parties or any of their Subsidiaries under (other than any Lien permitted by the terms of this Agreement) or any right of rescission or set-off under, any provision of any Franchise Agreement. Except by operation of law, no Franchise Agreement expressly grants any Franchisee any right of rescission or set-off; and no Franchisee has asserted in writing any such right of rescission or set-off. There is no default under any Franchise Agreement by the Loan

Parties or any of their Subsidiaries or, to the knowledge of the Borrower, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Loan Parties or any of their Subsidiaries or, to the knowledge of the Borrower, by any other party thereto, except, in each case, any default that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect or to result in an adverse determination with a monetary liability in an aggregate amount in excess of $2,500,000 against one or more Loan Parties or their Subsidiaries.

(c) As of the Effective Date, Schedule 3.27(c) sets forth a true and correct list of: (i) the United States jurisdictions in which the Loan Parties and their Subsidiaries are currently, registered or authorized to offer and sell franchises (under a Franchise Law) and the jurisdictions in which the Loan Parties or any of their Subsidiaries sold a Franchised Business under a Franchise Law and under the FTC Franchise Rule and (ii) the non-United States jurisdictions in which the Loan Parties or any of their Subsidiaries has sold or entered into, offered, Franchises.

(d) The Loan Parties and their Subsidiaries have prepared and maintained each uniform franchise offering circular, franchise disclosure document and similar document used in the offer and sale of franchises anywhere in the world by the Loan Parties (“FDD”) in compliance with: (A) franchise guidelines published by the FTC and the North American Securities Administrators Association (collectively, “Franchise Guidelines”); (B) the FTC Franchise Rule; and (C) the Franchise Laws, except, in each case, where any failure to comply, individually or in the aggregate, could not reasonably be expected to result in (i) a Material Adverse Effect or (ii) an adverse determination with a monetary liability in an aggregate amount in excess of $2,500,000 against one or more Loan Parties or their Subsidiaries. The Loan Parties and their Subsidiaries have offered and sold each Franchise Agreement for a Franchised Business to be located in any non-United States jurisdiction (the “Foreign Franchises”) in compliance with the Requirement of Law, including pre-sale registration and disclosure laws, except, in each case, where any failure to comply, individually or in the aggregate, could not reasonably be expected to result in (i) a Material Adverse Effect or (ii) an adverse determination with a monetary liability in an aggregate amount in excess of $2,500,000 against one or more Loan Parties or their Subsidiaries.

(e) The Loan Parties and their Subsidiaries have not, in any FDD, other franchise disclosure document, in applications or filings with states under the Franchise Laws, made any untrue statement of a material fact, omitted to state a material fact required to be stated therein, or omitted to state any fact necessary to make the statements made therein, taken as a whole, not misleading.

(f) Except as set forth in Schedule 3.27(f), the Loan Parties and their Subsidiaries have not, and have not authorized any Person to furnish: (i) to prospective franchisees in any United States jurisdiction any materials or information that could be construed as an “earnings claim” or “financial performance representation” as specified in the FTC Franchise Rule, and Franchise Guidelines (collectively, “FPRs”), and no FPR has been made to any prospective Franchisee in any United States jurisdiction; or (ii) to prospective franchisees in any non-United States jurisdiction any materials or information from which a specific level or range of actual or potential sales, costs, income, or profit from franchised or non-franchised units may be easily ascertained, except, in the case of clauses (i) and (ii) above, where the furnishing of such information, individually or in the aggregate, could not reasonably be expected to result in (i) a Material Adverse Effect or (ii) an adverse determination with a monetary liability in an aggregate amount in excess of $2,500,000 against one or more Loan Parties or their Subsidiaries.

(g) As of the Effective Date, Schedule 3.27(g) lists each contract pursuant to which the Loan Parties or any of their Subsidiaries or Affiliates receives rebates in excess of $250,000 in any Fiscal Year as a result of transactions between the Franchisees and suppliers selling products or services to the Franchisees. No contract pursuant to which the Loan Parties or their Subsidiaries or Affiliates receives a rebate is (i) prohibited by any Franchise Agreement, (ii) not disclosed in accordance with the Franchise Guidelines in the relevant FDD, if applicable, or (iii) not disclosed in accordance with the Requirement of Law with respect to Foreign Franchises.

(h) The Loan Parties and their Subsidiaries have made on a timely and accurate basis all required additional filings under the Franchise Laws, including filings with respect to material changes, advertising, broker and salesperson registrations, amendments, and renewals, and the Loan Parties and their Subsidiaries have not offered or executed a Franchise Agreement or offered or sold the rights granted therein in any jurisdiction in which such offer and sale was not duly registered (if registration was required by a Franchise Law) or exempt from registration at the time the offer was made and the sale occurred, and the Loan Parties and their Subsidiaries have otherwise complied with all applicable FDD and Franchise Agreement delivery requirements under applicable Franchise Laws, and, in each case, obtained receipts evidencing delivery and receipt thereof, except where any failure to make such additional filings or to register such offer and sale could not reasonably be expected to result in a Material Adverse Effect. The Loan Parties and their Subsidiaries have not otherwise engaged in the offer, sale, or execution of Franchise Agreements in violation of applicable Franchise Laws, or unfair or deceptive trade practices law or regulation or similar law or regulation.

(i) Neither the Loan Parties nor any of their Subsidiaries is subject to any currently effective order, injunction, or similar mandate with respect to the offer or sale of Franchise Agreements in any jurisdiction. Except as set forth in Schedule 3.27(i), there are no proceedings pending (or to the knowledge of the Loan Parties, threatened in writing) against the Loan Parties or any of their Subsidiaries alleging failure to comply with any Franchise Laws or Relationship Laws, or any similar Requirement of Law of any other jurisdiction, foreign or domestic.

(j) Except to the extent granted to a Franchisee in its Franchise Agreement, and except as provided by operation of law: (A) no Franchisee has a protected territory, exclusive territory, right of first refusal, option, or other similar arrangement with respect to a Franchised Business and (B) no person currently holds any right or option to operate, develop, or locate a Franchised Business, or to exclude the Loan Parties, any of their Subsidiaries or Affiliates, or others from operating or licensing a third party to operate a Franchised Business, in any geographic area or at any location.

(k) Except as disclosed in writing in the Loan Parties’ most-recently issued FDD, none of Loan Parties’ Subsidiaries or Affiliates presently offer or sell franchises or business opportunities in any line of business, and no Subsidiary or Affiliate of Loan Parties that has offered or sold franchises or business opportunities in any line of business (other than the Franchised Business) is obligated or liable in any respect under or in connection with such franchises or business opportunities.

(l) As of the Effective Date, Schedule 3.27(l) lists the material contracts that are in effect as of the date hereof with any formal or informal franchisee association or group of Franchisees regarding any Franchise Agreement or franchise operational matter.

(m) As of the Effective Date, Schedule 3.27(m) lists the Franchisees, if any, that to the knowledge of the Loan Parties are currently the subject of a bankruptcy or similar proceeding.

(n) With respect to all expirations, terminations, and nonrenewals of Franchisees or Franchise Agreements, the Loan Parties and their Subsidiaries have complied with all applicable franchise termination, nonrenewal, unfair practices, and Relationship Laws, including the Requirement of Law with respect to the proper notice of default, time to cure, and the actual termination of any Franchisee or business opportunity operator, except, in each case, where the failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect or result in an adverse determination with a monetary liability in an aggregate amount in excess of $2,500,000 against one or more Loan Parties or their Subsidiaries.

(o) Except as disclosed in writing to the Administrative Agent, since December 31, 2020, no Loan Party has waived any material right or benefit of any such Person, or any material obligation of any Franchisee, under any Franchise Agreement, including, without limitation, any buy-out option, and no waiver of any such rights is currently in effect.

(p) Except as set forth on Schedule 3.27(p) and any waiver, alteration or modification that could not reasonably be expected to result in a Material Adverse Effect or could not be expected to reduce such payments by more than $2,500,000 in the aggregate, since December 31, 2020, no Loan Party has waived, altered or modified any material provision regarding the calculation and payment of royalty fees in any Franchise Agreement, and no waiver regarding the calculation and payment of royalty fees is currently in effect.

(q) Except as set forth on Schedule 3.27(q) or disclosed in writing to the Administrative Agent, no Loan Party is (i) a guarantor or party to an agreement pursuant to which any of the Loan Parties is directly or contingently liable (as a co-signor or otherwise) for any material obligations of any Franchisee, subject to general vicarious liability and related principles, (ii) a lessor or sublessor of any real or personal property to any Franchisee, or (iii) a party to any financing arrangement with any Franchisee, including, but not limited to, any promissory note, guaranty or security agreement.

(r) Except as set forth on Schedule 3.27(r) or disclosed in writing to the Administrative Agent, there are no area representatives, development agents, regional directors or other Persons that provide support services to Franchisees on behalf of the Loan Parties pursuant to a written agreement with the Loan Parties, other than employees of the Loan Parties. Except for the Loan Parties or any employees of or consultants engaged by the Loan Parties, no Loan Party has ever used “franchise sellers” as such term is defined in the FTC Franchise Rules in connection with the offer or sale of Franchises.

(s) No Loan Party has exercised control over any Franchisee’s relationship with its employees, including hiring, firing, disciplining, compensation, benefits, supervision, and scheduling.

(t) None of the Franchise Agreements require any of the Loan Parties to notify any Franchisee of the financing transactions contemplated by this Agreement and no Franchise Agreement requires the Franchisee thereunder to consent to, or approve of, the financing transactions contemplated by this Agreement.

(u) None of the Franchise Agreements (i) require the consent of the franchisee thereunder in connection with the transfer or assignment by the franchisor of any of its rights or obligations thereunder to any Person or (ii) prohibit the franchisor thereunder from selling its assets to a third party, offering its securities privately or publicly, merging with or acquiring other Persons, or being acquired by another Person, or undertaking any refinancing, recapitalization, leverage buyout or other economic or financial restructuring.

SECTION 3.28 Tax Consolidation. As of the Effective Date or with effect from and after the Effective Date, each of Flyhalf Australia Holding Company Pty Ltd, Flyhalf Acquisition Company Pty Ltd., F45 Aus Hold Co Pty Ltd., F45 ROW Hold Co Pty Ltd, F45 Holdings Pty Ltd and F45 Training Pty Ltd is a member of a Tax Consolidated Group for which the Head Company (as defined in the Income Tax Assessment Act 1997 (Cth)) is Flyhalf Australia Holding Company Pty Ltd (ACN 632 249 131). No other Australian Loan Party is a member of a tax consolidation group.

SECTION 3.29 Affected Financial Institution. No Loan Party is an Affected Financial Institution.

ARTICLE IV

Conditions

SECTION 4.01 Effective Date. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a) Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include fax or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) subject to Section 5.15, duly executed copies of the Loan Documents, including any Notes requested by a Lender pursuant to Section 2.10 payable to the order of each such requesting Lender.

(b) [Reserved].

(c) Opinion of Counsel. Favorable written legal opinion of Gibson, Dunn & Crutcher LLP and any other local counsel opinions, including a favorable written legal opinion of Australian counsel and Canadian counsel to the Loan Parties addressed to the Administrative Agent, the Australian Security Trustee and each of the Lenders, and covering such customary matters relating to the Loan Parties, the Loan Documents and the transactions contemplated therein as the Administrative Agent shall reasonably request.

(d) Secretary Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Effective Date and executed by its Director, Secretary or Assistant Secretary, which shall (A) certify the resolutions of its board of directors, managers, members or other body in form and substance reasonably satisfactory to the Required Lenders, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of the Borrower, its Financial Officers, and (C) contain appropriate attachments, including the charter, articles or certificate of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents, (ii) a good standing certificate for each Loan Party (except for the Australian Loan Parties) from its jurisdiction of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and (iii) in respect of the Canadian Subsidiary, the consent of the sole shareholder of such party to the pledge of its shares in favor of the Administrative Agent and to any subsequent transfer of such shares by the Administrative Agent upon any enforcement of security pursuant to the Security Agreements.

(e) Closing Certificate. The Administrative Agent shall have received a certificate, signed by a Financial Officer of the Borrower, dated as of the Effective Date, after giving effect to the Loans and the other Transactions hereunder, (i) stating that no Default or Event of Default has occurred and is continuing, (ii) stating that the representations and warranties contained in the Loan Documents are true and correct as of such date, and (iii) attaching the most recent organizational chart.

(f) Approvals. All governmental and third party approvals necessary in connection with the financing contemplated hereby and the other Transactions, if any, and the continuing operations of the Loan Parties and their Subsidiaries (including shareholder approvals, if any) shall have been obtained on terms satisfactory to the Administrative Agent and shall be in full force and effect.

(g) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses required to be reimbursed for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date. All such amounts will be paid with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Effective Date.

(h) Lien Searches. The Administrative Agent shall have received the results of a recent lien search (including searches of the Australian PPS Register) in the jurisdiction of organization of each Loan Party and each jurisdiction where assets of the Loan Parties are located, and such search shall reveal no Liens on any of the assets of the Loan Parties except for liens permitted by Section 6.02 or discharged on or prior to the Effective Date pursuant to a pay-off letter or other documentation satisfactory to the Administrative Agent.

(i) Amendment of First Lien Credit Agreement. The Lenders shall have received a duly executed copy of an amendment to the First Lien Credit Agreement, in form and substance satisfactory to the Lenders.

(j) Solvency. The Administrative Agent shall have received a solvency certificate signed by a Financial Officer dated the Effective Date in form and substance reasonably satisfactory to the Administrative Agent.

(k) Pledged Equity Interests; Stock Powers; Pledged Notes. The Administrative Agent shall have received (i) the certificates representing the Equity Interests pledged pursuant to the Collateral Documents, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Collateral Documents endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof; which delivery requirement may be satisfied by delivery to the First Lien Administrative Agent, as the Administrative Agent’s sub-agent and gratuitous bailee in accordance with the terms of the Intercreditor Agreement.

(l) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement or the foreign equivalent, as applicable, and Australian PPS Law financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent or the Australian Security Trustee (as applicable), for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02), shall be in proper form for filing, registration or recordation. Financing statements pursuant to the applicable personal property security laws in Canada (including the provinces and territories therein) shall have been registered in favor of the Administrative Agent against each Loan Party which is organized under the laws of Canada or a province or territory therein (in each case, a “Canadian Loan Party”) in the appropriate provinces to perfect the Administrative Agent’s Lien on the Collateral of each such Canadian Loan Party.

(m) Intercreditor Agreement. The Administrative Agent and the Lenders shall have received a duly executed copy of the Intercreditor Agreement, in form and substance satisfactory to the Administrative Agent and the Lenders.

(n) USA PATRIOT Act, Etc. The Administrative Agent and Lenders shall have received (i) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including USA PATRIOT Act, and a properly completed and signed IRS Form W-8 or W-9 (or any other applicable tax form) for each Loan Party and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower at least five (5) days prior to the Effective Date, to the extent requested in writing of the Borrower at least ten (10) days prior to the Effective Date.

(o) Insurance. The Administrative Agent shall have received evidence of insurance coverage in form, scope and substance reasonably satisfactory to the Administrative Agent and otherwise in compliance with the term of Section 5.10 of this Agreement.

(p) Side Letter. The Side Letter shall be in full force and effect and the Borrower shall have taken all actions and complied with all obligations required thereunder in accordance with the terms thereof.

SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

(a) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the date of such Borrowing (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(b) At the time of and immediately after giving effect to such Borrowing, no Default or Event of Default shall have occurred and be continuing.

(c) The Administrative Agent shall have received a Borrowing Request duly executed by the Borrower together with a funds flow.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

ARTICLE V

Affirmative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that:

SECTION 5.01 Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

(a) within ninety (90) days after the end of each fiscal year of the Borrower (commencing with the fiscal year ended December 31, 2022), its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by

Deloitte or another independent public accountant of recognized national standing reasonably acceptable to the Administrative Agent (without a “going concern” or like qualification, commentary or exception, and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis as of the end of and for such fiscal year in accordance with GAAP and accompanied by a narrative report containing management’s discussion and analysis of the financial position and financial performance for such fiscal year in reasonable form and detail;

(b) within forty-five (45) days after the end of each of the first three fiscal quarters of the Borrower (commencing with the fiscal quarter ended December 31, 2022), its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year;

(c) concurrently with any delivery of financial statements under clause (a) or (b) above (collectively or individually, as the context requires, the “Financial Statements”), a certificate of a Financial Officer in substantially the form of Exhibit D (i) certifying, in the case of the Financial Statements delivered under clause (b) above, as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default or an Event of Default has occurred and, if a Default or an Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) [reserved] (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the Financial Statements accompanying such certificate, (v) containing any update to the most recent Projections delivered to the Administrative Agent and (vi) only in connection with any delivery of financial statements under clause (a) above, containing any update to the Perfection Certificate (or confirming that no change to the Perfection Certificate is required since the Effective Date or the last delivery of such update or confirmation pursuant to this clause (vi));

(d) as soon as available, but in any event no later than sixty (60) days after the end of each fiscal year of the Borrower (other than the fiscal year ended December 31, 2022), a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and cash flow statement) of the Borrower for each quarter of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Administrative Agent;

(e) [reserved];

(f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange (other than periodic non-material administrative certifications provided to any national securities exchange electronically), as the case may be;

(g) promptly following any request therefor, such other information regarding the operations, changes in ownership of Equity Interests, business affairs, operations and financial condition, in each case, of any Loan Party or any Subsidiary, as the Administrative Agent may reasonably request;

(h) promptly after any request therefor by the Administrative Agent or any Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if the Borrower or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Borrower or the applicable ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof;

(i) promptly after any change in the corporate structure of the Borrower and its Subsidiaries, the Borrower will notify the Administrative Agent thereof;

(j) promptly following any request therefor, information and documentation reasonably requested by the Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation;

(k) promptly upon delivery to or receipt by any Loan Party, deliver to the Administrative Agent copies of all material notices (including notices of default) or other material information provided to or by each Loan Party pursuant to the First Lien Credit Agreement; and

(l) commencing on March 31, 2023, on such day and thereafter no less frequently than the second and last Friday of each calendar month, a 13-week cash flow report for the Borrower and its Subsidiaries (each, a “13-Week Report”) together with, for any week covered by the 13-Week Report, a variance report prepared by a Financial Officer of the Borrower (the “Variance Report”) setting forth actual receipts and disbursements of the Borrower and its Subsidiaries in form and substance reasonably satisfactory to the Required Lenders.

Documents required to be delivered pursuant to Section 5.01(a), (b) or (g) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR) or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) with respect to documents posted pursuant to the foregoing clause (ii), the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents.

SECTION 5.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent (and the Administrative Agent will make available to each Lender) prompt (but in any event within any time period that may be specified below) written notice of the following:

(a) the occurrence of any Default or Event of Default;

(b) receipt of any written notice of any investigation by a Governmental Authority or any litigation or proceeding commenced or threatened in writing against any Loan Party or any Subsidiary that (i) in the good faith estimate of the Borrower could result in damages in excess of $500,000 (ii) alleges criminal misconduct by any Loan Party or any Subsidiary, (iii) alleges the material violation of, or seeks to impose material remedies under, any Environmental Law or related Requirement of Law, or seeks to impose material Environmental Liability or (iv) asserts liability on the part of any Loan Party or any Subsidiary in excess of $500,000 in respect of any tax, fee, assessment, or other governmental charge;

(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties and their Subsidiaries in an aggregate amount exceeding $500,000;

(d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect or to result in liabilities (excluding trade and operating liabilities in the ordinary course of business) in excess of $1,000,000;

(e) any change in the information provided in any Beneficial Ownership Certification delivered to Administrative Agent that would result in a change to the list of beneficial owners identified in such certification or any change in the organizational structure of the Borrower and its Subsidiaries; and

(f) the occurrence of a “Default” or “Event of Default” (as such terms are defined and used in the First Lien Loan Documents) under any First Lien Loan Document or the delivery or receipt of any notice of a “Default” or “Event of Default” under any First Lien Loan Document.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03 Existence; Conduct of Business. Each Loan Party will, and will cause each Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect (i) its legal existence and (ii) the rights, qualifications, licenses, permits, franchises, governmental authorizations, Intellectual Property rights, licenses and permits used in the conduct of its business; and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except in the case of clause (ii) above, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 and (b) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted as of the Effective Date and any business activities that are substantially similar, related or incidental thereto.

SECTION 5.04 Payment of Obligations. Each Loan Party will, and will cause each Subsidiary to, pay or discharge all Material Indebtedness and all other material liabilities and obligations, including federal and state income Taxes and all other material federal, state and local Taxes, before the same shall become delinquent or in default (subject to any notice and cure period), except (A) where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or to result in liabilities in excess of $500,000 and (B) as disclosed on Schedule 3.09. Each Loan Party will, and will cause each Subsidiary to, use commercially reasonable efforts to pay or discharge, or enter into agreements with the applicable taxing authorities to pay or discharge, all Taxes described in Schedule 3.09 to the extent such Taxes are ultimately determined to be due and owing.

SECTION 5.05 Maintenance of Properties. Each Loan Party will, and will cause each Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

SECTION 5.06 Books and Records; Inspection Rights. Each Loan Party will, and will cause each Subsidiary to, (a) keep proper books of record and account in which full, true and correct entries in all material respects are made of all dealings and transactions in relation to its business and activities and (b) permit any representatives designated by the Administrative Agent or any Lender (including employees of the Administrative Agent, any Lender or any consultants, accountants, lawyers, agents and appraisers retained by the Administrative Agent) during normal business hours, upon reasonable prior notice, to visit and inspect its properties, conduct at the Loan Party’s premises field examinations of the Loan Party’s assets, liabilities, books and records, including examining and making extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants (in the presences of its officers), all at such reasonable times and as often as reasonably requested, provided that unless an Event of Default exists or the Administrative Agent believes in good faith that an Event of Default may exist Administrative Agent and the Lenders will not make the inspections and examinations pursuant to this clause (b) more than once per year without the prior consent of the Borrower. The Loan Parties acknowledge that any Person referenced in clause (b) of the preceding sentence, after exercising its rights of inspection, may prepare and distribute to the Administrative Agent and the Lenders certain Reports pertaining to the Loan Parties’ assets for internal use by the Administrative Agent and the Lenders.

SECTION 5.07 Compliance with Laws and Material Contractual Obligations. Each Loan Party will, and will cause each Subsidiary to, (a) comply with each Requirement of Law applicable to it or its property (including without limitation Environmental Laws) and (b) perform in all material respects its obligations under Material Agreements to which it is a party, except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party will maintain in effect and enforce policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

SECTION 5.08 Use of Proceeds.

(a) The proceeds of the Loans funded on the Effective Date will be used for (i) general working capital purposes, (ii) the payment of fees and expenses incurred in connection with the Transactions and (iii) repayment of $20,000,000 of the outstanding First Lien Obligations. The proceeds of the Loans funded on the First Amendment Effective Date will be used for (i) repayment of $5,000,000 of the outstanding First Lien Obligations, (ii) general working capital purposes and (iii) the payment of fees and expenses incurred in connection with the 2023 Incremental Loans. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

(b) The Borrower will not request any Borrowing, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent that such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or the European Union, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 5.09 Accuracy of Information. The Loan Parties will ensure that any information, including financial statements or other documents (other than the Projections, budgets or other estimates, or information of a general economic or industry nature concerning the Loan Parties), furnished to the Administrative Agent or the Lenders in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, when taken as a whole, contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the Borrower on the date thereof as to the matters specified in this Section 5.09; provided that, with respect to the Projections, the Loan Parties will cause the Projections to be prepared in good faith based upon assumptions believed to be reasonable at the time.

SECTION 5.10 Insurance. Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable carriers (a) insurance in such amounts and against such risks and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents; provided that, if after the Effective Date any Loan Party that does not carry property insurance as of the Effective Date owns fixed assets in excess of $250,000, then such Loan Party shall purchase property insurance in an amount reasonably satisfactory to the Administrative Agent and, in connection therewith, comply with the terms of the Collateral Documents with respect thereto. The Borrower will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained, but, except during the continuance of an Event of Default, it will do so no more frequently than annually.

SECTION 5.11 Pari Passu Ranking. Each Loan Party shall ensure that at all times any unsecured and unsubordinated claims of the Administrative Agent or any Lender against it under the Loan Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

SECTION 5.12 Casualty and Condemnation. The Borrower will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding.

SECTION 5.13 Lender Calls. At a date to be mutually agreed upon between the Administrative Agent, Required Lenders and the Borrower occurring on or prior to thirty (30) days after the end of each month, the Borrower will hold a meeting and/or a conference call with the chief financial officer (or such other senior management requested by the Lenders from time to time) and the Lenders and who choose to attend such meeting or conference call to discuss, among other things, the financial results of the Borrower and its Subsidiaries for the previous month.

SECTION 5.14 Additional Collateral; Further Assurances.

(a) To the extent required by Section 5.14(f) (provided, that at the Borrower’s election to be made in its sole and absolute discretion, any Loan Party may cause any Subsidiary to become a Loan Guarantor pursuant to this Section 5.14 even if not required by Section 5.14(f)) below, but subject to applicable Requirements of Law, each Loan Party will cause each of its Subsidiaries formed or acquired after the date of this Agreement within thirty (30) days (or such longer period the Administrative Agent shall approve in writing) after such formation or acquisition to become a Loan Party by executing a Joinder Agreement (or such other documents performing similar functions as may be required by the Administrative Agent or the Required Lenders). In connection therewith, the Administrative Agent shall have received all documentation and other information regarding such newly formed or acquired Subsidiaries as may be required to comply with the applicable “know your customer” rules and regulations, including the USA

Patriot Act and Canadian AML Legislation. Upon execution and delivery thereof, each such Person (i) shall automatically become a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Agent or the Australian Security Trustee (as applicable), for the benefit of the Administrative Agent, the Australian Security Trustee and the other Secured Parties, in any property of such Loan Party which constitutes Collateral, including any Material Real Property.

(b) To the extent so owned, each Loan Party will cause 100% of the issued and outstanding Equity Interests of each of its Subsidiaries to be subject at all times to a perfected Lien in favor of the Administrative Agent or the Australian Security Trustee (as applicable) for the benefit of the Administrative Agent, the Australian Security Trustee and the other Secured Parties, pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request; provided that if the Borrower, in good faith consultation with the Administrative Agent, reasonably determines that such security interest in the Equity Interests of a Foreign Subsidiary (other than a Loan Party) would result in material adverse tax consequences, then such pledge may be limited to 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary directly owned by any Loan Party.

(c) Without limiting the foregoing, each Loan Party will, and will cause each Loan Party and Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent or the Australian Security Trustee (as applicable) (or, if the Intercreditor Agreement and/or any other intercreditor agreement is in effect, its agents, designee or bailee, in each case pursuant to the Intercreditor Agreement and/or such other intercreditor agreement) such documents, agreements and instruments, and will take or cause to be taken such further actions (including the delivery of legal opinions, filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable), which may be required by any Requirement of Law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the expense of the Loan Parties.

(d) With respect to all owned Material Real Property owned by a Loan Party that is acquired after the Effective Date or that becomes Material Real Property after the Effective Date, the Loan Parties shall within sixty (60) days thereafter (or such later date as approved by the Administrative Agent), deliver each of the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i) a Mortgage on such property;

(ii) evidence that a counterpart of the Mortgage has been recorded in the place necessary, in the Administrative Agent’s reasonable judgment, to create a valid and enforceable Lien in favor of the Administrative Agent for the benefit of itself and the Secured Parties, subject to Permitted Encumbrances;

(iii) ALTA or other mortgagee’s title policy;

(iv) an ALTA survey prepared and certified to the Administrative Agent by a surveyor reasonably acceptable to the Administrative Agent;

(v) an opinion of counsel in the state in which such Material Real Property is located in form and substance and from counsel reasonably satisfactory to the Administrative Agent;

(vi) if any such parcel of Material Real Property is determined by the Administrative Agent to be in a flood zone, a flood notification form signed by the Borrower and evidence that flood insurance is in place for the building and contents, all in form and substance satisfactory to the Administrative Agent;

(vii) such other information, documentation, and certifications as may be reasonably required by Administrative Agent or Required Lenders.

(e) If any material assets (including any Material Real Property or improvements thereto or any interest therein) are acquired by any Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreements that become subject to the Liens under the Security Agreements upon acquisition thereof), the Borrower will (i) notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, to the extent not constituting Excluded Assets (as defined in the US Security Agreement and the Canadian Security Agreement, as applicable), cause such assets to be subjected to a Lien securing the Secured Obligations and (ii) take, and cause each applicable Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (c) of this Section, all at the expense of the Loan Parties.

(f) The Borrower will ensure that the Guarantors will:

(i) at all times, own, in aggregate, at least 85% of the Total Assets of the Borrower and its Subsidiaries; and

(ii) generate at least 85% of the EBITDA of the Borrower and its Subsidiaries in respect of each 6-month period ending on the last day of each fiscal quarter.

A failure to comply with Section 5.14(f) at any time will not constitute an Event of Default if any Subsidiary that is not a Guarantor becomes a Guarantor by satisfying the requirements set forth Section 5.14 within thirty (30) days (or such longer period the Administrative Agent shall approve in writing) of such formation or acquisition and, as a result, the requirements of Section 5.14(f) are satisfied.

SECTION 5.15 Post-Closing Matters.

(a) As soon as practicable, but in any event no later than forty-five (45) calendar days (or ninety (90) days in the case of Subsidiaries that become Loan Parties in accordance with Section 5.15(d) below) following the Effective Date (or such later date as the Administrative Agent may agree at the direction of the Required Lenders), the Administrative Agent shall have received copies of the Deposit Account Control Agreements (as defined in the US Security Agreement), Australian Deposit Account Control Agreements and Canadian Deposit Account Control Agreements over the Deposit Accounts that are not Excluded Accounts (or any amendments to the Deposit Account Control Agreements, Australian Deposit Account Control Agreements and/or Canadian Deposit Account Control Agreements in existence as of the Effective Date), in each case, in form and substance reasonably acceptable to the Administrative Agent, duly executed and delivered by the First Lien Administrative Agent or the First Lien Australian Trustee, as the case may be, applicable Loan Party and the depositary bank where the applicable Loan Party established and maintains each such Deposit Account.

(b)  As soon as practicable, but in any event no later than thirty (30) calendar days following the Effective Date (or such later date as the Administrative Agent may agree at the direction of the Required Lenders), the Administrative Agent shall have received appropriate loss payable endorsements in form and substance reasonably satisfactory to the Administrative Agent, naming the Administrative Agent as an additional insured and mortgagee and/or lender loss payee (as applicable) as its interests may appear with respect to all insurance coverage and providing for thirty (30) days prior written notice to the Administrative Agent for cancellation of, material reduction in amount or material change in any insurance coverage.

(c) As soon as practicable, but in any event no later than thirty (30) calendar days following the Effective Date (or such later date as the Administrative Agent may agree at the direction of the Required Lenders), the Administrative Agent shall have received evidence of (i) an acknowledgement by Fortress Credit Corp. (“Fortress”) that all obligations under that certain Credit Agreement, dated as of May 13, 2022, by and among F45 SPV Finance Company, LLC, Borrower, Fortress and the lender party thereto, have been terminated and paid off in full and (ii) a duly filed UCC-3 termination in respect of that certain UCC-1 financing statement, file number 20224125795, filed with the Delaware Secretary of State.

(d) As soon as practicable, but in any event no later than forty-five (45) calendar days following the Effective Date (or such later date as the Administrative Agent may agree at the direction of the Required Lenders), the Borrower shall cause all of its Domestic Subsidiaries and Subsidiaries organized under the laws of Australia to become Guarantors hereunder and deliver such documents as contemplated under Section 5.14(c) with respect thereto; provided that, each Australian Loan Party party to the Australian Security Documents on the Effective Date shall be required to become Guarantors on the Effective Date.

(e) No later than ninety (90) calendar days following the Effective Date (or such later date as the Administrative Agent may agree at the direction of the Required Lenders), the Loan Parties shall deliver to the Administrative Agent revised financial Projections for the Borrower and its Subsidiaries on a month-by-month basis covering the two-year period commencing on the Effective Date and containing a supporting narrative which describes in detail all underlying assumptions of such revised Projections, in form and substance reasonably satisfactory to the Administrative Agent.

ARTICLE VI

Negative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that:

SECTION 6.01 Indebtedness. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except:

(a) the Secured Obligations;

(b) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and any extensions, renewals, refinancings and replacements of any such Indebtedness in accordance with clause (f) hereof;

(c) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary, provided that (i) Indebtedness of any Subsidiary that is not a Loan Party to the Borrower or any other Loan Party shall be incurred in compliance with Section 6.04 and (ii)

Indebtedness of any Loan Party to any Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent and subject to the Intercompany Subordination Agreement;

(d) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary, provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, (ii) Guarantees by the Borrower or any other Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be incurred in compliance with Section 6.04 and (iii) Guarantees permitted under this clause (d) shall be subordinated to the Secured Obligations on the same terms and to the extent the Indebtedness so Guaranteed is subordinated to the Secured Obligations;

(e) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness in accordance with clause (f) below; provided that the aggregate principal amount of Indebtedness permitted by this clause (e) together with any Refinancing Indebtedness in respect thereof permitted by clause (f) below, shall not exceed $50,000 at any time outstanding;

(f) Refinancing Indebtedness with respect to Indebtedness described in clause (b), (e), and (i);

(g) Indebtedness owed to any Person providing workers’ compensation, health, disability, unemployment insurance or other employee benefits or social security laws or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(h) Indebtedness of any Loan Party in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;

(i) [reserved];

(j) [reserved];

(k) the incurrence by any Loan Party of Swap Obligations permitted pursuant to Section 6.07;

(l) the incurrence by the Borrower or any of its Subsidiaries of Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Borrower or any of its Subsidiaries pursuant to such agreements, in any case incurred in connection with the disposition of any business, assets or Subsidiary (other than Guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition), so long as the principal amount does not exceed the gross proceeds actually received by the Borrower or any Subsidiary thereof in connection with such disposition;

(m) the incurrence by the Borrower or any of its Subsidiaries of Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, or in connection with any automated clearing house transfer of funds; provided, however, that such Indebtedness is extinguished within 10 days of its incurrence;

(n) Indebtedness arising in connection with customary cash management services and from the honoring by a bank or financial institution of a check, draft or similar instrument drawn against insufficient funds, in each case in the ordinary course of business; provided that such Indebtedness is extinguished within five Business Days after its incurrence;

(o) customer deposits and advance payments received by the Borrower or any Subsidiary in the ordinary course of business from customers for goods or services purchased in the ordinary course of business;

(p) Indebtedness representing deferred compensation, stock-based compensation or retirement benefits to employees of the Borrower or any Subsidiary incurred in the ordinary course of business; and

(q) Indebtedness (including guarantees, bonding, documentary or stand-by letters of credit, short term loans, foreign currency facilities, credit card facilities or any other facility or accommodation used for the effective cash management and/or day to day operation of the business of the Borrower’s and its Subsidiaries) used as part of the ordinary operation of the business of the Loan Parties which is intraday, or, if not intraday, only to the extent it involves Indebtedness up to $1,000,000 in aggregate for the Loan Parties at any time, in each case, as disclosed to the Administrative Agent from time to time;

(r) [reserved];

(s) other unsecured Indebtedness of Loan Parties and Subsidiaries not otherwise described in this Section 6.01 in an aggregate amount at any time outstanding not in excess of $50,000; and

(t) Indebtedness under the First Lien Credit Agreement and any Refinancing Indebtedness thereof; provided that (i) the aggregate principal amount of all such Indebtedness incurred pursuant to this clause (t) shall not exceed the Maximum Senior Debt Amount (as defined in the Intercreditor Agreement), (ii) prior to incurring any Indebtedness to repay, refinance or otherwise replace the Indebtedness under the First Lien Credit Agreement, including any Refinancing Indebtedness, the Borrower shall have delivered to the Administrative Agent an Incremental Request Notice in accordance with Section 2.22 for Incremental Loans in an amount equal to the amount of First Lien Obligations to be so repaid, refinanced or replaced, and (iii) any such Refinancing Indebtedness, if not in the form of Incremental Loans hereunder, shall at all times be subject to the Intercreditor Agreement or an intercreditor agreement in form and substance reasonably satisfactory to the Required Lenders.

For purposes of determining compliance with this Section 6.01, if an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, the Borrower, in its reasonable discretion, shall classify, and from time to time may reclassify, such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses.

SECTION 6.02 Liens. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including Accounts) or rights in respect of any thereof, except:

(a) Liens created pursuant to any Loan Document;

(b) Permitted Encumbrances;

(c) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such Liens secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, and (iii) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary;

(e) [reserved];

(f) Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the UCC (or the foreign equivalent, as applicable) in effect in the relevant jurisdiction covering only the items being collected upon;

(g) Liens arising out of Sale and Leaseback Transactions permitted by Section 6.06;

(h) Liens attaching to commodity trading accounts or brokerage accounts incurred in the ordinary course of business;

(i) Liens that are customary contractual liens (including rights of set-off and pledges) encumbering deposits and accounts and (A) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the incurrence of any Indebtedness, (B) relating to pooled deposit or sweep accounts of the Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred by the Borrower or any Subsidiary in the ordinary course of business or (C) relating to purchase orders and other agreements entered into with customers of the Borrower or any Subsidiary in the ordinary course of business;

(j) [reserved];

(k) precautionary Uniform Commercial Code financing statements filed solely as a precautionary measure in connection with operating leases or consignment of goods;

(l) customary Liens securing any overdraft and related liabilities arising from treasury, depository or cash management services or automated clearing house transfers of funds, all in favor of the provider of such services;

(m) Liens granted by a Subsidiary that is not a Loan Party in favor of the Borrower or another Loan Party in respect of Indebtedness owed by such Subsidiary;

(n) bankers’ liens and rights of setoff arising by operation of law and contractual rights of setoff or any contractual Liens or netting rights in favor of the relevant depository institutions in connection with any cash management services provided to the Borrower and its Subsidiaries;

(o) non-exclusive licenses or sublicenses (including the provision of software under an open source license) of intellectual property permitted by this Agreement (so long as any such Lien does not secure any Indebtedness) and do not interfere in any material respect with the rights and remedies of the Administrative Agent;

(p) contractual rights of setoff or any contractual Liens or netting rights, in each case in favor of swap counterparties;

(q) Liens securing Indebtedness or other obligations in an aggregate principal amount not to exceed $50,000 at any time outstanding; and

(r) Liens securing Indebtedness permitted under Section 6.01(t).

SECTION 6.03 Fundamental Changes.

(a) No Loan Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or otherwise Dispose of all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, (i) any Person (other than the Borrower) may merge into or be consolidated with, or Dispose of all or substantially all of its assets or the stock of any of its Subsidiaries to, the Borrower in a transaction in which the Borrower is the surviving entity or transferee, (ii) any Person (other than the Borrower) may merge into or be consolidated with, or Dispose of all or substantially all of its assets or the stock of any of its Subsidiaries to, any other Loan Party in a transaction in which the surviving entity or transferee is a Loan Party, and if any such Loan Party is a Domestic Subsidiary, such Domestic Subsidiary shall be the surviving entity or transferee, (iii) any Subsidiary that is not a Loan Party may merge into or be consolidated with any other Subsidiary, provided that Domestic Subsidiaries may not merge into Foreign Subsidiaries unless the Domestic Subsidiary is the surviving entity, (iv) any Subsidiary may merge into or be consolidated with a Person that is not a Loan Party if after giving effect to such merger, such Person becomes a wholly-owned Subsidiary of the Borrower and a Loan Party, provided that no Domestic Subsidiary may merge into a Foreign Subsidiary unless the Domestic Subsidiary is the surviving entity, (v) any Subsidiary may liquidate into the Borrower or any other Subsidiary or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04. Anything in this Section to the contrary notwithstanding, in no event may the Borrower or a Domestic Subsidiary merge into or be consolidated with a Foreign Subsidiary, unless the Borrower or Domestic Subsidiary is the surviving entity.

(b) No Loan Party will, nor will it permit any Subsidiary to, engage in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the Effective Date and any business activities that are substantially similar, related or incidental thereto, including cloud services.

(c) No Loan Party will, nor will it permit any Subsidiary to change its fiscal year or any fiscal quarter from the basis in effect on the Effective Date.

(d) No Loan Party will change the accounting basis upon which its financial statements are prepared, other than due to changes required by GAAP or any Requirement of Law.

(e) No Loan Party will, nor will it permit any Subsidiary to, consummate a Division as the Dividing Person, without the prior written consent of the Administrative Agent (at the direction of the Required Lenders). Without limiting the foregoing, if any Loan Party that is a limited liability company consummates a Division (with or without the prior consent of Lender as required above), each Division Successor shall be required to comply with the obligations set forth in Section 5.14 and the other further assurances obligations set forth in the Loan Documents and become a Loan Party under this Agreement and the other Loan Documents.

SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. No Loan Party will, nor will it permit any Subsidiary to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger or otherwise), except:

(a) Permitted Investments, subject to (to the extent required by the Collateral Documents) control agreements in favor of the Administrative Agent or the Australian Security Trustee (as applicable) for the benefit of the Secured Parties or (to the extent required by the Collateral Documents) otherwise subject to a perfected security interest in favor of the Administrative Agent for the benefit of the Secured Parties;

(b) investments in existence on the date hereof and described in Schedule 6.04;

(c) investments by any Loan Party or Subsidiary in any Loan Party;

(d) loans or advances made by the Borrower or any Subsidiary to any Loan Party;

(e) Guarantees by any Loan Party or Subsidiary of Indebtedness or other obligations of any Loan Party (including any such Guarantees arising as a result of any such Person being a joint and several co-applicant with respect to any letter of credit or letter of guaranty);

(f) loans or advances made by a Loan Party to its directors, officers or employees on an arms-length basis in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of $50,000 in the aggregate at any one time outstanding;

(g) notes payable, or stock or other securities issued by Account Debtors to a Loan Party pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the ordinary course of business, consistent with past practices;

(h) investments in the form of Swap Agreements permitted by Section 6.07;

(i) investments by any Loan Party in any Subsidiary that is not a Loan Party in an aggregate net investment amount not to exceed $2,600,000 after the Effective Date;

(j) investments received in connection with the disposition of assets permitted by Section 6.05;

(k) investments constituting deposits described in clauses (c), (d) and (g) of the definition of the term “Permitted Encumbrances”;

(l) acquisition of Franchises in the ordinary course of business so long as the cash consideration therefor does not exceed $2,500,000 in any fiscal year;

(m) Guarantees of Franchisees’ obligations under real property leases (i) set forth on Schedule 6.05 as of the Effective Date and (ii) incurred in the ordinary course of business where the aggregate amount of such Guarantees do not exceed $1,000,000 at any time outstanding;

(n) investments in joint ventures or partnerships in existence on the Effective Date; and

(o) other investments (other than Acquisitions) in an aggregate amount not in excess of $50,000;

provided, however, no investments of Material Intellectual Property shall be made in any Person (other than to a Loan Party).

For purposes of determining compliance with this Section 6.04, (i) the amount of any investment, loan or advance shall be the amount actually invested, loaned or advanced, without adjustment for subsequent increases or decreases in the value of such investment, loan or advance, less any amount repaid or a return on investment returned, in respect of such investment, loan or advance and (ii) if an investment, loan or advance meets the criteria of more than one of the types of investments, loans and advances described in the above clauses, the Borrower, in its reasonable discretion, shall classify, and from time to time may reclassify, such investment, loan or advance and only be required to include the amount and type of such investment, loan or advance in one of such clauses.

SECTION 6.05 Asset Sales. No Loan Party will, nor will it permit any Subsidiary to, Dispose of any asset, including any Equity Interest owned by it, nor will the Borrower permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than to the Borrower or another Subsidiary in compliance with Section 6.03 or Section 6.04), except:

(a) (i) Dispositions of Inventory in the ordinary course of business; (ii) Dispositions of Franchises in the ordinary course of business in an amount not to exceed $2,500,000 in any fiscal year and (iii) sales, transfers, lease and dispositions of used, obsolete, worn out, immaterial or surplus Equipment or property in the ordinary course of business;

(b) Dispositions of assets to the Borrower or any Subsidiary, provided that any such Dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09 and Dispositions pursuant to this clause (b) by a Loan Party shall only be made to another Loan Party;

(c) Dispositions of Accounts (excluding sales or dispositions in a factoring arrangement) in connection with the compromise, settlement or collection thereof;

(d) Dispositions constituting Permitted Investments and other investments permitted by Section 6.04;

(e) Sale and Leaseback Transactions permitted by Section 6.06;

(f) Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of a Loan Party or any Subsidiary; and

(g)  Dispositions of assets for cash where the higher of the book value and net consideration receivable (when aggregated with the higher of the book value and net consideration receivable for any other sales, transfers or dispositions not allowed under the preceding paragraphs) does not exceed $50,000 in total in any fiscal year of the Borrower;

provided that all Dispositions permitted under this Section 6.05 (other than those permitted by paragraphs (b), (d) and (f) above) shall be made for fair value and for at least 75% cash consideration; provided, further, however, no Dispositions of Material Intellectual Property shall be made by any Person (other than a Disposition to another Loan Party).

SECTION 6.06 Sale and Leaseback Transactions. No Loan Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (a “Sale and Leaseback Transaction”).

SECTION 6.07 Swap Agreements. No Loan Party will, nor will it permit any Subsidiary to, enter into any Swap Agreement, except Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary.

SECTION 6.08 Restricted Payments; Payments on Indebtedness.

(a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:

(i) the Loan Parties may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock; and

(ii) Subsidiaries may declare and pay dividends or make other Restricted Payments ratably with respect to their Equity Interests;

provided, however, no Restricted Payment of Material Intellectual Property shall be made to any Person (other than to another Loan Party).

(b) No Loan Party will, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except

(i) payment of Indebtedness created under the Loan Documents;

(ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness permitted under Section 6.01, other than payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof;

(iii) refinancings of Indebtedness to the extent permitted by Section 6.01

(iv) the Loan Parties may make payments on the First Lien Obligations.

SECTION 6.09 Transactions with Affiliates; Negative Pledge.

(a) No Loan Party will, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to such Loan Party or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliate, (c) [reserved], (d) [reserved], (e) any Restricted Payment permitted by Section 6.08, (f) the payment of reasonable fees to directors of a Loan Party or any Subsidiary who are not employees of a Loan Party or any Subsidiary, including equity compensation, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of a Loan Party or its Subsidiaries in the ordinary course of business, (g) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by a Loan Party’s board of directors or (h) as set forth on Schedule 3.23.

(b) No Loan Party shall (i) sell, transfer or otherwise dispose of any of its receivables on recourse terms; (ii) enter into any title retention arrangement in circumstances where the arrangement or transaction is entered into primarily as a method of raising Indebtedness or of financing the acquisition of an asset; (iii) enter into any arrangement under which money, or the benefit of a bank or other account, may be applied, set-off or made subject to a combination of accounts; or (iv) enter into any other preferential arrangement having a similar effect.

SECTION 6.10 Restrictive Agreements. No Loan Party will, nor will it permit any Subsidiary to, directly or indirectly enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by any Requirement of Law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 and any extension or renewal thereof, but shall apply to any amendment or modification expanding the scope of, any such restriction or condition, (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or a business unit pending such sale, provided such restrictions and conditions apply only to the Subsidiary or the business unit that is to be sold and such sale is permitted hereunder, (iv) [reserved], (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vi) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts (other than Franchise Agreements) restricting the assignment thereof.

SECTION 6.11 Amendment of Material Documents. No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under (a) any agreement relating to any Subordinated Indebtedness, (b) its charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents in each case of clause (a) and (b), to the extent any such amendment, modification or waiver would be adverse in any material respect to the Administrative Agent, Australian Security Trustee, any Lender or the Loan Parties or (c) the First Lien Loan Documents in a manner prohibited by the Intercreditor Agreement.

SECTION 6.12 [Reserved].

SECTION 6.13 Foreign Plans. No Loan Party will maintain, or contribute to, any defined benefit Foreign Plan.

ARTICLE VII

Events of Default

SECTION 7.01 Events of Default and Remedies. If any of the following events (“Events of Default”) shall occur:

(a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 7.01(a)) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

(c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary in this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been materially incorrect when made or deemed made (it being understood and agreed that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects);

(d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to a Loan Party’s existence), 5.08, 5.15, Article VI or in the Side Letter;

(e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d)), or any other Loan Document and such failure shall continue unremedied for a period of (i) 10 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01 or 5.02 (other than Section 5.02(a)) of this Agreement or (ii) 30 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of any other Section of this Agreement or any other Loan Document;

(f) any Loan Party or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable after giving effect to any applicable grace period;

(g) (i) any event or condition occurs that results in any Material Indebtedness or Subordinated Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or Subordinated Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness or Subordinated Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or any commitment pursuant to such Material Indebtedness or Subordinated Indebtedness is cancelled or suspended; provided that (i) this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by the terms of Section 6.05, and (ii) no Event of Default shall be deemed to have occurred under this clause (g) in the event such Event of Default relates solely to any breach or default of the financial covenants under Section 6.12 of the First Lien Credit Agreement;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of a Loan Party or Subsidiary or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, receiver-manager, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) any Loan Party or any Subsidiary shall (i) other than a liquidation or dissolution permitted by Section 6.03(a)(v), voluntarily appoint an administrator or commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 7.01(h), (iii) apply for or consent to the appointment of an administrator, receiver, receiver-manager, trustee, custodian, sequestrator, conservator or similar official for such Loan Party or Subsidiary of any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any board of director action for the purpose of effecting any of the foregoing;

(j) any Loan Party or any Subsidiary shall become unable, admit in writing its inability, or publicly declare its intention not to, or fail generally, to pay its debts as they become due;

(k) one or more judgments for the payment of money in an aggregate amount in excess of $500,000 in excess of insurance coverage therefor (as provided by an underwriter acceptable to Administrative Agent, where such underwriter has admitted coverage in writing, and such insurance coverage otherwise fully complies in all respects with this Agreement) shall be rendered against any Loan Party, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of twenty (20) consecutive Business Days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or any Subsidiary to enforce any such judgment or any Loan Party or any Subsidiary shall fail within twenty (20) Business Days to discharge one or more non-monetary judgments or orders which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal and being appropriately contested in good faith by proper proceedings diligently pursued;

(l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect or to result in liabilities in excess of $500,000;

(m) a Change in Control shall occur;

(n) the Loan Guaranty or any Obligation Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty or any Obligation Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty or any Obligation Guaranty to which it is a party, or any Guarantor shall deny that it has any further liability under the Loan Guaranty or any Obligation Guaranty to which it is a party, or shall give notice to such effect, including, but not limited to notice of termination delivered pursuant to Section 10.08 or any notice of termination delivered pursuant to the terms of any Obligation Guaranty;

(o) it is or becomes unlawful for a Loan Party to perform any of its obligations under the Loan Documents or a Loan Party repudiates a Loan Document or evidences an intention to repudiate a Loan Document or a material provision of a Loan Document is or becomes or is claimed by a party other than the Administrative Agent to be wholly or partly invalid, void, voidable or unenforceable in any material respect;

(p) except as permitted by the terms hereof of any Collateral Document, (i) any Collateral Document shall for any reason fail to create a valid security interest in any Collateral purported to be covered thereby with a fair market value in excess of $500,000, or (ii) any Lien with respect to Collateral with a fair market value in excess of $500,000 securing any Secured Obligation shall cease to be a perfected Lien; or

(q) any Collateral Document with respect to Collateral with a fair market value in excess of $500,000 shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document;

then, and in every such event (other than an event with respect to the Borrower described in Section 7.01(h) or (i)), and at any time thereafter during the continuance of such event, subject to Section 7.02, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, whereupon the Commitments shall terminate immediately and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in the case of any event with respect to the Borrower described in Section 7.01(h) or (i), the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Notwithstanding the foregoing, the Administrative Agent’s remedies with respect to clause (ii) above shall include, upon request of the Required Lenders, the right to the appointment of a receiver or receiver-manager for any properties and assets of the Loan Parties (to the extent such Loan Parties’ properties and assets secure the Obligations), and each Loan Party hereby consents to such right and such appointment and hereby waives any objection each Loan Party may have thereto or the right to have a bond or security posted by the Administrative Agent on behalf of the Lenders, in connection therewith. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, increase the rate of interest applicable to the Loans and other Obligations as set forth in this Agreement and exercise any rights and remedies provided to the Administrative Agent or the Australian Security Trustee under the Loan Documents or at law or equity, including all remedies provided under the UCC (or the foreign equivalent, as applicable).

It is understood and agreed that if the Loans are accelerated or otherwise become due prior to the Maturity Date, including without limitation as a result of any Event of Default set forth in clause (h) or (i) of Section 7.01 (including the acceleration of claims by operation of law), the Applicable Premium and the Exit Fee will also automatically be due and payable and shall constitute part of the Obligations with respect to the Loans, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s lost profits as a result thereof. Any such Applicable Premium and Exit Fee payable shall be presumed to be the liquidated damages sustained by each Lender as the result of the early prepayment and each of the Loan Parties agrees that it is reasonable under the circumstances currently existing. Each of the Loan Parties expressly waives (to the fullest extent it may lawfully do so) the provisions of any present or future statute or law that prohibits or may prohibit the collection of the foregoing amounts in connection with any such acceleration, any rescission of such acceleration or the commencement of any proceeding under the Debtor Relief Laws. Each of the Loan Parties expressly agrees (to the fullest extent it may lawfully do so) that: (A) the Applicable Premium and the Exit Fee is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Applicable Premium and the Exit Fee shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay such Applicable Premium and the Exit Fee; and (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Each of the Loan Parties expressly acknowledges that its agreement to pay such Applicable Premium and the Exit Fee to Lenders as herein described is a material inducement to Lenders to enter into this Agreement.

Each Lender hereby agrees that, except with the written consent of the Required Lenders (and with prior written notice to the Administrative Agent), it will not take any enforcement action with respect to all or any portion of the Collateral, accelerate obligations under any Loan Documents, or exercise any right that it might otherwise have under applicable law to credit bid at foreclosure sales, UCC sales or other similar Dispositions of all or any portion of the Collateral; provided that a Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other Disposition (except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code).

SECTION 7.02 [Reserved].

SECTION 7.03 Application of Payments and Proceeds. After an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, any proceeds of Collateral or any payment by or on behalf of the Loan Parties received by the Administrative Agent shall be applied in accordance with Section 2.18(b).

ARTICLE VIII

The Administrative Agent

SECTION 8.01 Appointment. Each of the Lenders, on behalf of itself and any of its Affiliates that are Secured Parties hereby irrevocably appoints the Administrative Agent as its agent and as Australian Security Trustee and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the U.S., each of the Lenders hereby grants to the Administrative Agent any required powers of attorney to execute any Collateral Document governed by the laws of such jurisdiction on such Lender’s behalf. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and the Loan Parties shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” or “security trustee” as used herein or in any other Loan Documents (or any similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

SECTION 8.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity, if applicable. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, any Loan Party or any Subsidiary or any of its Subsidiaries or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

SECTION 8.03 Duties and Obligations. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and, (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any Subsidiary that is communicated to or obtained by the entity serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with (i) the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02); provided that, no action nor any omission to act taken by the Administrative Agent at the direction of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) shall constitute gross negligence or willful misconduct, or (ii) in the absence of its own gross negligence or willful misconduct as determined by a final nonappealable judgment of a court of competent jurisdiction. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice (conspicuously labeled as a “notice of default”) thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

SECTION 8.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received written notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 8.05 Actions through Sub-Agents. The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents or supplemental agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents or supplemental agents. In connection with the designation of any such sub-agent or supplemental agent, this Agreement and the other Loan Documents may be amended solely to implement mechanical provisions customarily requested by such sub-agent or supplemental agent so long as such amendment is reasonably satisfactory to the Borrower and the Administrative Agent.

SECTION 8.06 Resignation. The Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by its successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be (to the extent not already discharged as provided below) discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor, unless otherwise agreed by the Borrower and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, such resignation shall become effective on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, provided that (i) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall also directly be given or made to each Lender. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.17(d), Section

2.17(e) and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above.

SECTION 8.07 Security Trustee Resignation. The Administrative Agent may resign from its capacity as Australian Security Trustee at any time in accordance with the Australian Security Trust Deed.

SECTION 8.08 Australian Security Trust Deed. Each Secured Party hereby acknowledges the following:

(a) they are aware of, and consent to, the terms of the Australian Security Trust Deed;

(b) agrees to comply with and be bound by the Australian Security Trust Deed as a Beneficiary (as that term is defined in the Australian Security Trust Deed);

(c) acknowledges that it has received a copy of the Australian Security Trust Deed together with the other information which it has required in connection with the Australian Security Trust Deed and this Agreement;

(d) without limiting the general application of paragraph (a) above, acknowledges and agrees as specified in clause 2 of the Australian Security Trust Deed and provides the indemnities as specified in clause 3.16 of the Australian Security Trust Deed; and

(e) without limiting the general application of paragraph (a) above, for consideration received, irrevocably appoints as its attorney each person who under the terms of the Australian Security Trust Deed is appointed an attorney of a Beneficiary (as defined in the Australian Security Trust Deed) on the same terms and for the same purposes as contained in the Australian Security Trust Deed.

This Section 8.08 is executed as a deed poll in favor of Australian Security Trustee and each Beneficiary (as defined in the Australian Security Trust Deed) from time to time.

SECTION 8.09 Non-Reliance on Administrative Agent.

(a) Each Lender acknowledges and agrees that the extensions of credit made hereunder are commercial loans and letters of credit and not investments in a business enterprise or securities. Each Lender further represents that it is engaged, or otherwise authorized, in making, acquiring or holding commercial loans in the ordinary course of its business and has, independently and without reliance upon the Administrative Agent, any arranger of this credit facility or any amendment thereto or any other Lender and their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender shall, independently and without reliance upon the Administrative Agent, any arranger of this credit facility or any amendment thereto or any other Lender and their respective Related Parties and based on such documents and information (which may contain material, non-public information within the meaning of the U.S. securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder and in deciding whether or to the extent to which it will continue as a Lender or assign or otherwise transfer its rights, interests and obligations hereunder. Without limiting the foregoing, each Lender acknowledges and agrees that neither such Lender, nor any of its respective Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the PATRIOT Act or the regulations thereunder, including the regulations contained in 31 C.F.R. 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other anti-terrorism law, including any programs involving any of the following items relating to or in connection with any of the Borrower, any guarantor, their respective Affiliates or their respective agents, the Loan Documents or the transactions hereunder or contemplated hereby: (a) any identity verification procedures, (b) any recordkeeping, (c) comparisons with government lists, (d) customer notices or (e) other procedures required under the CIP Regulations or such other laws.

(b) Each Lender hereby agrees that (i) it has requested a copy of each Report prepared on behalf of the Administrative Agent; (ii) the Administrative Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (B) shall not be liable for any information contained in any Report; (iii) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (iv) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold any Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any extension of credit that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (B) it will pay and protect, and indemnify, defend, and hold any Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys’ fees) incurred by any such other Person as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

SECTION 8.10 Agent Discretion. Notwithstanding anything set forth herein or in the other Loan Documents to the contrary, to the extent any such Loan Document grants the Administrative Agent discretion to act or refrain from acting without the direction of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Article VII and Section 9.02), the Administrative Agent shall nonetheless be entitled to request direction from the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Article VII and Section 9.02) as to the matter over which the Administrative Agent has been granted discretion, and the Administrative Agent shall not be required to exercise or be liable for failure to exercise such discretion until such time as it has obtained the requested direction from the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Article VII and Section 9.02).

SECTION 8.11 Not Partners or Co-Venturers; Administrative Agent as Representative of the Secured Parties.

(a) The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender. The Administrative Agent shall have the exclusive right on behalf of the Lenders to enforce the payment of the principal of and interest on any Loan after the date such principal or interest has become due and payable pursuant to the terms of this Agreement.

(b) In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the UCC. Each Lender authorizes the Administrative Agent to enter into each of the Collateral Documents to which it is a party and to take all action contemplated by such documents. Each Lender agrees that no Secured Party (other than the Administrative Agent) shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Secured Parties upon the terms of the Collateral Documents. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties.

SECTION 8.12 Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason, such Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

SECTION 8.13  Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent or any of its Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

(c) The Administrative Agent hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

SECTION 8.14 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Loan Parties) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.12 and 9.03) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.12 and 9.03.

SECTION 8.15 Erroneous Payment.

(a) Each Lender hereby agrees that (i) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including, without limitation, waiver of any defense based on “discharge for value” or any similar theory or doctrine. A notice of the Administrative Agent to any Lender under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender hereby further agrees that if it receives a payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent, (y) that was not preceded or accompanied by notice of payment, or (z) that such Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each case, if an error has been made each such Lender is deemed to have knowledge of such error at the time of receipt of such Erroneous Payment, and to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar theory or doctrine. Each Lender agrees that, in each such case, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c) The Borrower and each other Loan Party hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason (and without limiting the Administrative Agent’s rights and remedies under this Section 8.15), the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party.

(d) In addition to any rights and remedies of the Administrative Agent provided by law, Administrative Agent shall have the right, without prior notice to any Lender, any such notice being expressly waived by such Lender to the extent permitted by applicable law, with respect to any Erroneous Payment for which a demand has been made in accordance with this Section 8.15 and which has not been returned to the Administrative Agent, to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Administrative Agent or any of its Affiliate, branch or agency thereof to or for the credit or the account of such Lender. Administrative Agent agrees promptly to notify the Lender after any such setoff and application made by Administrative Agent; provided, that the failure to give such notice shall not affect the validity of such setoff and application.

(e) Each party’s obligations under this Section 8.15 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

SECTION 8.16 Intercreditor Agreement. Each Lender, by its acceptance of the benefits provided hereunder, hereby (a) consents to the Intercreditor Agreement, (b) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement and (c) authorizes and instructs the Administrative Agent to enter into the Intercreditor Agreement.

ARTICLE IX

Miscellaneous

SECTION 9.01 Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone or Electronic Systems (and subject in each case to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(i) if to any Loan Party, to it in care of the Borrower at:

3601 South Congress Avenue, Building E

Austin, Texas 78704

Attention: Fisher Pressman

Email: fpressman@f45hq.com

With a copy to:

3601 South Congress Avenue, Building E

Austin, Texas 78704

Attention: Patrick Grosso

Email: pgrosso@f45hq.com

(ii) if to the Administrative Agent or the Australian Security Trustee, at:

ALTER DOMUS (US) LLC

225 W. Washington St.,

9th Floor Chicago, IL 60606

Attention: Legal Department - Agency, Emily Ergang Pappas and Bill Ryan

Facsimile: (312) 376-0751

Email: legal_agency@alterdomus.com, emily.ergangpappas@alterdomus.com and bill.ryan@alterdomus.com

With a copy to (which shall not constitute notice):

Holland & Knight LLP

150 N. Riverside Plaza, Suite 2700

Chicago, IL 60606

Attention: Joshua M. Spencer

Facsimile: (312) 578-6666

Email: joshua.spencer@hklaw.com and AlterDomus@hklaw.com

With a copy to (which shall not constitute notice):

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park, New York, NY 10036

Attention: Dan Fisher and Ryan Kim

Email: dfisher@akingump.com and kimr@akingump.com

(iii) if to any other Lender, to it at its address or fax number set forth in its Administrative Questionnaire.

All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail shall be deemed to have been given when received, (ii) sent by fax shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (iii) delivered through Electronic Systems to the extent provided in paragraph (b) below shall be effective as provided in such paragraph.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by Electronic Systems pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance and no Default certificates delivered pursuant to Section 5.01(d) unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent and the Borrower (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by Electronic Systems pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise proscribes, all such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient.

(c) Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.

(d) Electronic Systems.

(i) Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar Electronic System.

(ii) Any Electronic System used by the Administrative Agent is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of such Electronic Systems and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or any Electronic System. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through an Electronic System. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender by means of electronic communications pursuant to this Section, including through an Electronic System.

SECTION 9.02 Waivers; Amendments.

(a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender may have had notice or knowledge of such Default at the time.

(b) Subject to Section 9.02(c) below, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower, the Administrative Agent and the Required Lenders (unless otherwise expressly provided), (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders (unless otherwise expressly provided) or (iii) in the case of any ambiguity, omission, mistake or defect in this Agreement or any other Loan Document, the Administrative Agent and the Borrower may amend this Agreement or such Loan Document to cure such ambiguity, omission, mistake or defect without the consent of any other party; provided that no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender (including any such Lender that is a Defaulting Lender), (B) reduce or forgive the principal amount of any Loan or reduce the rate of interest thereon (other than waiver of any default interest), or reduce or forgive any interest or fees payable hereunder (other than waiver of any default interest), without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby (except that any amendment or modification of the financial covenants in this Agreement (or defined terms used in the financial covenants in this Agreement) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (B)), (C) postpone any scheduled date of payment of the principal amount of any Loan, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby (it being understood and agreed that this clause (C) shall not apply in the event of any forbearance from exercising of remedies by the Administrative Agent (at the direction of the Required Lenders)), (D) unless in connection with any transaction that is offered to the Lenders of record at such time on a pro rata basis or in connection with a “debtor in possession” financing, change Section 2.18(b) or (d) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender (other than any Defaulting Lender), (E) unless in connection with any transaction that is offered to the Lenders of record at such time on a pro rata basis or in connection with a “debtor in possession” financing, change any of the provisions of this Section or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (other than any Defaulting Lender) directly affected thereby, or (F) except as provided in clause (c) of this Section or in any Collateral Document or in connection with any transaction that is offered to the Lenders of record at such time on a pro rata basis or in connection with a “debtor in possession” financing, release all or substantially all of the Collateral without the written consent of each Lender (other than any Defaulting Lender); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent. The Administrative Agent may (but shall have no obligation to) also amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.04. Each of the Loan Parties will not, will not permit any Subsidiary or Affiliate to, and will cause each of its Subsidiaries and Affiliates not to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, cash, securities or otherwise, to or for the benefit of any Lender in its capacity as such for or as an inducement to or in connection with any consent, forbearance, waiver, amendment of, or any other action related to, any of the terms or provisions of this Agreement (excluding any Incremental Amendment) or any other Loan Document or any “debtor in possession” financing, unless such consideration is offered to be paid ratably, and is promptly paid, to all Lenders, that so consent, forbearance waive or agree to amend or take other action. Notwithstanding the foregoing, the Loan Documents may be amended with the consent of the parties specified in Section 2.22 to give effect to Incremental Loans, including to permit the Incremental Loans to benefit equally and ratably from any guarantees and Liens provided under the Loan Documents and to permit such Incremental Loans to be included in the determination of Required Lenders on substantially the same basis as the then existing Loans.

(c) Notwithstanding anything to the contrary herein, the Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the Payment in Full of all Secured Obligations, and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each affected Lender, (ii) constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Administrative Agent that the sale or disposition is made in compliance with the express terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), and to the extent that the property being sold or disposed of constitutes 100% of the Equity Interests of a Subsidiary, the Administrative Agent is authorized to release any Loan Guaranty or Obligation Guaranty provided by such Subsidiary, (iii) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII. Except as provided in the preceding sentence, the Administrative Agent will not release any Liens on Collateral without the prior written authorization of the Required Lenders; provided that the Administrative Agent may, in its discretion, release its Liens on Collateral valued in the aggregate not in excess of $500,000 during any calendar year without the prior written authorization of the Required Lenders (it being agreed that the Administrative Agent may rely conclusively on one or more certificates of the Borrower as to the value of any Collateral to be so released, without further inquiry). Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery by the Administrative Agent of documents in connection with any such release shall be without recourse to or warranty by the Administrative Agent.

(d) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but has not been obtained being referred to herein as a “Non-Consenting Lender”), then the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17.

SECTION 9.03 Expenses; Indemnity; Damage Waiver.

(a) The Loan Parties, jointly and severally, shall pay all (i) reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of a single counsel for the Administrative Agent (and, if reasonably necessary, a single local counsel and a single regulatory counsel for the Administrative Agent and its Affiliates, in each relevant jurisdiction) in connection with the syndication and distribution (including, without limitation, via the internet or through an Electronic System) of the credit facilities provided for herein, the negotiation, preparation and administration of the Loan Documents and any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) reasonable and documented out-of-pocket expenses incurred by the Lenders and their respective Affiliates, including the reasonable fees, charges and disbursements of a single counsel for the Lenders, which shall be, initially, Akin Gump Strauss Hauer & Feld LLP (and, if reasonably necessary, a single local counsel and a single regulatory counsel for the Lenders, taken as a whole, in each relevant jurisdiction) and professionals and other advisors of the Lenders, in connection with the syndication and distribution (including, without limitation, via the internet or through an Electronic System) of the credit facilities provided for herein, the negotiation and documentation of the transactions contemplated with the Borrower or any of its Subsidiaries prior to or after the Effective Date, and the negotiation, preparation and administration of the Loan Documents and transactions related to or contemplated by this Agreement (including, without limitation, any intercreditor matters), and any amendments, modifications or waivers of the provisions of the Loan Documents (in each case, whether or not the transactions contemplated hereby or thereby shall be consummated) and (iii) out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel, professionals and other advisors for the Administrative Agent or any Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. Subject to the provisions of this Agreement, out-of-pocket expenses being reimbursed by the Loan Parties under this Section include, without limiting the generality of the foregoing, fees, costs and expenses incurred in connection with:

(A)	appraisals and insurance reviews;

(B)

field examinations and the preparation of Reports based on the fees charged by a third party retained by the Administrative Agent or the internally allocated fees for each Person employed by the Administrative Agent with respect to each field examination;

(C)	background checks regarding senior management and/or key investors, as deemed necessary or appropriate in the sole discretion of the Administrative Agent;

(D)

Taxes, fees and other charges for (i) lien and title searches and title insurance and (ii) recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent’s Liens;

(E)

upon the occurrence and during the continuance of an Event of Default, sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and

(F)	establishing and maintaining the accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral.

(b) The Loan Parties, jointly and severally, shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution, negotiation, delivery or ongoing administration of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or a Subsidiary, (iv) the failure of a Loan Party to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by such Loan Party for Taxes pursuant to Section 2.17, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation or proceeding is brought by any Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

(c) Each Lender severally agrees to indemnify and hold harmless the Administrative Agent, to the extent that the Administrative Agent shall not have been timely reimbursed by the Loan Parties, based on and to the extent of such Lender’s pro rata share (determined as of the time that the applicable unreimbursed indemnity payment is sought), for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction (it being understood and agreed that no action taken in accordance with the directions of the Required Lenders (or such other Lenders as may be required to give such instructions under Section 9.02) shall constitute gross negligence or willful misconduct). If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided in no event shall this sentence require any Lender to indemnify the Administrative Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s pro rata share. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the outstanding Loans at such time (or if such indemnity payment is sought after the date on which the Loans have been paid in full in accordance with such Lender’s pro rata share immediately prior to the date on which the Loans are paid in full).

(d) Each Lender severally shall promptly following written demand therefor, pay or reimburse the Administrative Agent based on and to the extent of such lender’s pro rata share of all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of any rights or remedies under this Agreement or the other Loan Documents (including all such out-of-pocket costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all respective fees, charges and disbursements of counsel for the Administrative Agent and its Related Parties, to the extent that the Administrative Agent and its Related Parties are not timely reimbursed for such expenses by or on behalf of the Borrower (solely to the extent, that the Loan Parties for any reason fail to indefeasibly pay any amount required under Section 9.03 to be paid by them to the Administrative Agent (or any sub-agent thereof), or any Related Party of any of the foregoing). For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the outstanding Loans at such time (or if such indemnity payment is sought after the date on which the Loans have been paid in full in accordance with such Lender’s pro rata share immediately prior to the date on which the Loans are paid in full).

(e) To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof;

provided that, nothing in this paragraph (d) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(f) All amounts due under this Section shall be payable not later than thirty (30) days after written demand therefor, unless otherwise set forth herein.

SECTION 9.04 Successors and Assigns.

(a)  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, delayed or conditioned) of:

(A)

the Borrower, provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof, and provided further that no consent of the Borrower shall be required for (i) an assignment (x) that occurs prior to the 30th day after the Effective Date in connection with the primary syndication of the Loans or (y) to a Lender, an Affiliate of a Lender, an Approved Fund or, (ii) if an Event of Default has occurred and is continuing, any other permitted assignee; and

(B)

the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

(ii)	Assignments shall be subject to the following additional conditions:

(A)

except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B)	each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C)

the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500; and

(D)

the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an (I) Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws and (II) all documentation and other information reasonably determined by the Administrative Agent to be required by applicable regulatory authorities required under applicable “know your customer” and Anti-Corruption Laws, including the USA PATRIOT Act.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior written notice.

(v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Sections 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(vi) Notwithstanding anything to the contrary herein, so long as no Default or Event of Default, in each case, pursuant to Section 7.01(a), (h) or (i) exists, any Lender may assign all or any portion of its Loans hereunder to the Borrower or any of its Subsidiaries, but only if:

(A)	(x) such assignment is made pursuant to a Dutch auction open to all Lenders on a pro rata basis or (y) such assignment is made as an open market purchase; and

(B)	any such Loans shall be automatically and permanently cancelled immediately upon acquisition thereof by the Borrower or any of its Subsidiaries.

In connection with any assignment pursuant to Section 9.04(b)(vi), each Lender acknowledges and agrees that, in connection therewith, (1) the Borrower and/or any of its Subsidiaries may have, and later may come into possession of, information regarding Borrower, any of its Subsidiaries and/or any of their respective Affiliates not known to such Lender and that may be material to a decision by such Lender to participate in such assignment (including material non-public information) (“Excluded Information”), (2) such Lender, independently and, without reliance on the Borrower any of its Subsidiaries or any of their respective Affiliates, has made its own analysis and determination to participate in such assignment notwithstanding such Lender’s lack of knowledge of the Excluded Information and (3) none of the Borrower, any of its Subsidiaries or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against the Borrower, any of its Subsidiaries or any of their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information.

(c) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) other than an Ineligible Institution in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, the Loan Parties are not responsible to Participants for indemnity payments pursuant to Section 9.03(b). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15 and 2.17 (subject to the requirements and limitations therein, including the requirements under Sections 2.17(f) and (g) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender and the information and documentation required under Section 2.17(g) will be delivered to the Borrower and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.15 or 2.17 with respect to any participation than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.

Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(d) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under this Agreement or any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e) Notwithstanding anything to the contrary contained in this Agreement, (a) the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to an Ineligible Institution and (b) the Borrower and each Lender acknowledge and agree that the Administrative Agent shall have no responsibility or obligation to determine whether any Lender or potential Lender is an Ineligible Institution and that the Administrative Agent shall have no liability with respect to any assignment or participation made to an Ineligible Institution.

SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b) Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement or any other Loan Documents and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act (or foreign equivalent laws, as applicable); provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

SECTION 9.07 Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Loan Party against any of and all the Secured Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall notify the Borrower and the Administrative Agent of such set-off or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process.

(a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws of the State of New York.

(b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any U.S. federal or New York state court sitting in New York, New York in any action or proceeding arising out of or relating to any Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by any Requirement of Law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (x) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (y) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from or on behalf of the Borrower or any Subsidiary relating to the Borrower or any Subsidiary, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Nothing in this Agreement permits the Secured Parties to disclose any information under Section 275(4) of the Australian PPSA unless Section 275(7) of the Australian PPSA applies.

EACH LENDER ACKNOWLEDGES THAT INFORMATION (AS DEFINED IN THIS SECTION 9.12) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY ANY LOAN PARTY OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

SECTION 9.13 Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board) for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any Requirement of Law.

SECTION 9.14 USA PATRIOT Act; Canadian AML. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act. Each Loan Party acknowledges that, pursuant to the Proceeds of Crime Act (as hereinafter defined) and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws in Canada (collectively, including any guidelines or orders thereunder, “Canadian AML Legislation”), the Administrative Agent may be required to obtain, verify and record information regarding the Canadian Subsidiary and its directors, authorized signing officers, direct or indirect shareholders or other Persons in control of the Canadian Subsidiary, and the transactions contemplated hereby. The Loan Parties shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by the Administrative Agent, any Lender or any prospective assignee or participant of a Lender, in order to comply with any applicable Canadian AML Legislation, whether now or hereafter in existence. Proceeds of Crime Act means The Proceeds of Crime (Money Laundering) and Terrorist Financing Act, S.C. 2000, c. 17 and the United Nations Act, R.S.C. 1985 or any similar Canadian legislation, together with all rules, regulations and interpretations thereunder or related thereto including, without limitation, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations Al-Qaida and Taliban Regulations promulgated under the United Nations Act.

SECTION 9.15 Disclosure. Each Loan Party and each Lender hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with, any of the Loan Parties and their respective Affiliates.

SECTION 9.16 Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the Secured Parties, in assets which, in accordance with Article 9 of the UCC, the Australian PPSA or any other applicable law can be perfected only by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

SECTION 9.17 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.18 No Fiduciary Duty, etc. The Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that no Secured Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Secured Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Loan Documents and the transaction contemplated therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrower or any other person. The Borrower agrees that it will not assert any claim against any Secured Party based on an alleged breach of fiduciary duty by such Secured Party in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrower acknowledges and agrees that no Secured Party is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Secured Parties shall have no responsibility or liability to the Borrower with respect thereto.

The Borrower further acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Secured Party, together with its affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Secured Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower and other companies with which the Borrower may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Secured Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.

In addition, the Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Secured Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrower may have conflicting interests regarding the transactions described herein and otherwise. No Secured Party will use confidential information obtained from the Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrower in connection with the performance by such Secured Party of services for other companies, and no Secured Party will furnish any such information to other companies. The Borrower also acknowledges that no Secured Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Borrower, confidential information obtained from other companies.

SECTION 9.19 [Reserved].

SECTION 9.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

SECTION 9.21 Non-Public Information.

(a) Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Borrower and the Administrative Agent that (i) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including federal, state and foreign securities laws, and (ii) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including federal, state and foreign securities laws.

(b) The Borrower and each Lender acknowledge that, if information furnished by the Borrower pursuant to or in connection with this Agreement is being distributed by the Administrative Agent through the Platform, (i) the Administrative Agent may post any information that the Borrower has indicated as containing MNPI solely on that portion of the Platform designated for Private Side Lender Representatives and (ii) if the Borrower has not indicated whether any information furnished by it pursuant to or in connection with this Agreement contains MNPI, the Administrative Agent reserves the right to post such information solely on that portion of the Platform as is designated for Private Side Lender Representatives. The Borrower agrees to clearly designate all information provided to the Administrative Agent by or on behalf of the Borrower that is suitable to be made available to Public Side Lender Representatives, and the Administrative Agent shall be entitled to rely on any such designation by the Borrower without liability or responsibility for the independent verification thereof.

SECTION 9.22 [Reserved].

SECTION 9.23 Exclusions of the Australian PPSA.

(a) Where any Secured Party has a security interest (as defined in the Australian PPSA) under any Loan Document, to the extent the law permits:

(i) for the purposes of sections 115(1) and 115(7) of the Australian PPSA:

(A)	each Secured Party with the benefit of the security interest need not comply with sections 95, 118, 121(4), 125, 130, 132(3)(d) or 132(4) of the Australian PPSA; and

(B)	sections 142 and 143 of the Australian PPSA are excluded;

(b) for the purposes of section 115(7) of the Australian PPSA, each Secured Party with the benefit of the security interest need not comply with sections 132 and 137(3);

(c) each party hereto waives its right to receive from any Secured Party any notice required under the Australian PPSA (including a notice of a verification statement);

(d) if a Secured Party with the benefit of a security interest exercises a right, power or remedy in connection with such security interest, that exercise is taken not to be an exercise of a right, power or remedy under the Australian PPSA unless the Secured Party states otherwise at the time of exercise. However, this clause does not apply to a right, power or remedy which can only be exercised under the Australian PPSA; and

(e) if the Australian PPSA is amended to permit the parties hereto to agree not to comply with or to exclude other provisions of the PPSA, the Administrative Agent may notify the Borrower and the Secured Parties that any of these provisions is excluded, or that the Secured Parties need not comply with any of these provisions.

This Section 9.23 does not affect any rights a Person has or would have other than by reason of the PPSA and applies despite any other clause in any Loan Document.

SECTION 9.24 Australian PPSA further Assurances.

Whenever the Administrative Agent reasonably requests a Loan Party to do anything:

(a) to ensure any Loan Document (or any security interest (as defined in the Australian PPSA)) is fully effective, enforceable and perfected with the contemplated priority;

(b) for more satisfactorily assuring or securing to the Loan Parties the property the subject of any such security interest or other security interest in a manner consistent with the Loan Documents; or

(c) for aiding the exercise of any power in any Loan Document,

such Loan Party shall do it promptly at its own cost. Such obligations may include obtaining consents, signing documents, getting documents completed and signed and supplying information, delivering documents and evidence of title and executed blank transfers, or otherwise giving possession or control with respect to any property the subject of any security interest.]

SECTION 9.25 Judgment Currency. If, for purposes of obtaining or enforcing a judgment in any court, it is necessary to convert into a particular currency (the “Judgment Currency”) an amount due under this Agreement in any other currency (the “Original Currency”), then conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which final judgment is paid (the “Conversion Date”). For purposes of this Section, “rate of exchange” means the rate at which the party to whom the judgment is granted (the “Judgment Creditor”) is able, on the Conversion Date, to purchase the Original Currency with the Judgment Currency in accordance with normal banking procedures in New York, New York. The obligations of the judgment debtor (the “Judgment Debtor”) in respect of any amount due in the Original Currency from it to the Judgment Creditor under the Agreement will, notwithstanding any judgment in the Judgement Currency, be discharged only to the extent that on the Business Day following receipt by the Judgment Creditor of any sum adjudged to be so due in the Judgment Currency, the Judgment Creditor may, in accordance with normal banking procedures, purchase the Original Currency with such Original Currency. If the amount of the Original Currency so purchased is less than the amount originally due to the Judgment Creditor in the Original Currency, the Judgment Debtor agrees, as a separate obligation and notwithstanding the judgment, to indemnify the Judgment Creditor against any loss arising as a result of such deficiency. The indemnity in favor of the Judgment Creditor constitutes an obligation separate and independent from the other obligations contained in this Agreement, gives rise to a separate and independent cause of action, applies irrespective of any indulgence granted by the Judgment Creditor from time to time and continues in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Agreement or under any judgment or order.

ARTICLE X

Loan Guaranty

SECTION 10.01 Guaranty. Each Loan Guarantor (other than those that have delivered a separate guaranty) hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely, unconditionally and irrevocably guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses including, without limitation, all court costs and reasonable attorneys’ and paralegals’ fees and expenses paid or incurred by the Administrative Agent, the Australian Security Trustee and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, the Borrower, any Loan Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, collectively the “Guaranteed Obligations”).

SECTION 10.02 Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require the Administrative Agent, the Australian Security Trustee or any Lender to sue the Borrower, any Loan Guarantor, any other guarantor of, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

SECTION 10.03 No Discharge or Diminishment of Loan Guaranty.

(a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the Payment in Full of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of the Borrower or any other Obligated Party liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, the Administrative Agent, the Australian Security Trustee, any Lender, or any other Person, whether in connection herewith or in any unrelated transactions.

(b) The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

(c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent, the Australian Security Trustee or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of the Borrower for all or any part of the Guaranteed Obligations or any obligations of any other Obligated Party liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Administrative Agent, the Australian Security Trustee or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than the Payment in Full of the Guaranteed Obligations).

SECTION 10.04 Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of the Borrower or any Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of the Borrower, any Loan Guarantor or any other Obligated Party, other than the Payment in Full of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party, or any other Person. Each Loan Guarantor confirms that it is not a surety under any applicable law including state law and shall not raise any such law as a defense to its obligations hereunder. The Administrative Agent may, at its election, or will, at the direction of the Required Lenders, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty, except to the extent the Guaranteed Obligations have been Paid in Full. To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security.

SECTION 10.05 Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party with respect to the Guaranteed Obligations, or any collateral, until the Loan Parties and the Loan Guarantors have fully performed all their obligations to the Administrative Agent, the Australian Security Trustee and the Lenders.

SECTION 10.06 Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), each Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Administrative Agent, the Australian Security Trustee and the Lenders are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Administrative Agent.

SECTION 10.07 Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Administrative Agent, the Australian Security Trustee or any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks.

SECTION 10.08 Termination. Each of the Lenders may continue to make loans or extend credit to the Borrower based on this Loan Guaranty until five (5) days after it receives written notice of termination from any Loan Guarantor. Notwithstanding receipt of any such notice, each Loan Guarantor will continue to be liable to the Lenders for any Guaranteed Obligations created, assumed or committed to prior to the fifth day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of such Guaranteed Obligations. Nothing in this Section 10.08 shall be deemed to constitute a waiver of, or eliminate, limit, reduce or otherwise impair any rights or remedies the Administrative Agent, the Australian Security Trustee or any Lender may have in respect of, any Default or Event of Default that shall exist under clause (o) of Article VII hereof as a result of any such notice of termination.

SECTION 10.09 Taxes. Each payment of the Guaranteed Obligations will be made by each Loan Guarantor without withholding for any Taxes, unless such withholding is required by law. If any Loan Guarantor determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Loan Guarantor may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Loan Guarantor shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the Administrative Agent, the Australian Security Trustee or any Lender (as the case may be) receives the amount it would have received had no such withholding been made.

SECTION 10.10 Maximum Liability. Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Loan Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transaction Act or similar statute or common law. In determining the limitations, if any, on the amount of any Loan Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Loan Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account.

SECTION 10.11 Contribution.

(a) To the extent that any Loan Guarantor shall make a payment under this Loan Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Loan Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Loan Guarantor if each Loan Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Loan Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Loan Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following the Payment in Full of the Guaranteed Obligations and the termination of this Agreement, such Loan Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b) As of any date of determination, the “Allocable Amount” of any Loan Guarantor shall be equal to the excess of the fair saleable value of the property of such Loan Guarantor over the total liabilities of such Loan Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Loan Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Loan Guarantors as of such date in a manner to maximize the amount of such contributions.

(c) This Section 10.11 is intended only to define the relative rights of the Loan Guarantors, and nothing set forth in this Section 10.11 is intended to or shall impair the obligations of the Loan Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Loan Guaranty.

(d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Loan Guarantor or Loan Guarantors to which such contribution and indemnification is owing.

(e) The rights of the indemnifying Loan Guarantors against other Loan Guarantors under this Section 10.11 shall be exercisable upon the Payment in Full of the Guaranteed Obligations and the termination of this Agreement.

SECTION 10.12 Liability Cumulative. The liability of each Loan Party as a Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Administrative Agent, the Australian Security Trustee and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

BORROWER:

F45 TRAINING HOLDINGS INC.

By:_____________________________
Name:___________________________
Title:____________________________

LOAN GUARANTOR:

F45 TRAINING CANADA LIMITED

By:_____________________________
Name:___________________________
Title:____________________________

F45 STUDIO EMPLOYMENT LLC

By:_____________________________
Name:___________________________
Title:____________________________

F45 U, LLC

By:_____________________________
Name:___________________________
Title:____________________________

F45 TRAINING INCORPORATED

By:_____________________________
Name:___________________________
Title:____________________________

Executed by F45 AUS HOLD CO PTY LTD ACN 620 135 426 in accordance with section 127 of the Corporations Act 2001:

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Executed by FLYHALF AUSTRALIA HOLDING COMPANY PTY LTD ACN 632 249 131 in accordance with section 127 of the Corporations Act 2001:

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Executed by FLYHALF ACQUISITION COMPANY PTY LTD ACN 632 252 110 in accordance with section 127 of the Corporations Act 2001:

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Executed by F45 HOLDINGS PTY LTD ACN 616 570 506 in accordance with section 127 of the Corporations Act 2001:

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Executed by F45 ROW HOLD CO PTY LTD ACN 620 135 480 in accordance with section 127 of the Corporations Act 2001:

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Executed by F45 TRAINING PTY LTD ACN 162 731 900 in accordance with section 127 of the Corporations Act 2001:

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

ADMINISTRATIVE AGENT:

ALTER DOMUS (US) LLC, as Administrative Agent and Australian Security Trustee

By:_____________________________
Name:___________________________
Title:____________________________

LENDERS:

KENNEDY LEWIS CAPITAL PARTNERS MASTER FUND II LP
By: Kennedy Lewis GP II LLC, its general partner

By: _____________________________
Name:	Anthony Pasqua
Title:	Authorized Signatory

KENNEDY LEWIS CAPITAL PARTNERS MASTER FUND III LP
By: Kennedy Lewis GP III LLC, its general partner

By: _____________________________
Name:	Anthony Pasqua
Title:	Authorized Signatory

[Signature Page to Subordinated 2L Credit Agreement]

BARDIN HILL OPPORTUNISTIC CREDIT MASTER (ECI) FUND LP
By: Bardin Hill Investment Partners LP, its manager

By: _____________________________
Name:	Suzanne McDermott
Title:	Authorized Signatory

By: _____________________________
Name:	John Freese
Title:	Authorized Signatory

BARDIN HILL NE FUND LP
By: Bardin Hill Investment Partners LP, its manager

By: _____________________________
Name:	Suzanne McDermott
Title:	Authorized Signatory

By: _____________________________
Name:	John Freese
Title:	Authorized Signatory

[Signature Page to Subordinated 2L Credit Agreement]

COMMITMENT SCHEDULE

Lender	Commitment
BARDIN HILL OPPORTUNISTIC CREDIT MASTER (ECI) FUND LP	$6,319,844.00
BARDIN HILL NE FUND LP	$3,933,297.00
KENNEDY LEWIS CAPITAL PARTNERS MASTER FUND II LP	$32,866,859.00
KENNEDY LEWIS CAPITAL PARTNERS MASTER FUND III LP	$46,880,000.00

Total	$90,000,000.00

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and other rights of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower:

4.	Administrative Agent:	Alter Domus (US) LLC, as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Subordinated Credit Agreement dated as of February 14, 2023 among F45 Training Holdings Inc., a Delaware corporation, the other Loan Parties party thereto, the Lenders party thereto, Alter Domus (US) LLC, as Administrative Agent and Australian Security Trustee for the Lenders, and the other parties thereto

6.	Assigned Interest:

[1]	Select as applicable.

1

Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[2]
$	$		%
$	$		%
$	$		%

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:______________________________
Name:____________________________
Title:_____________________________

ASSIGNEE

[NAME OF ASSIGNEE]

By:______________________________
Name:___________________________
Title:_____________________________

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[Consented to and][3] Accepted:

Alter Domus (US) LLC, as
Administrative Agent

By:_________________________________
Name:______________________________
Title:_______________________________

[Consented to:][4]

[NAME OF RELEVANT PARTY]

By:________________________________
Name:_____________________________
Title:_______________________________

[3]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[4]	To be added only if the consent of the Borrower and/or other parties is required by the terms of the Credit Agreement.

ANNEX 1 to

ASSIGNMENT AND ASSUMPTION

Subordinated Credit Agreement dated as of February 14, 2023 among F45 Training Holdings Inc., a Delaware corporation, the other Loan Parties, Alter Domus (US) LLC, as Administrative Agent and Australian Security Trustee for the Lenders, and each lender from time to time party thereto

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any Subsidiary or Affiliate or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any Subsidiary or Affiliate, or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee, and (vi) it is not an Ineligible Institution; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.

1

Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature (as defined in the Credit Agreement) or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Electronic System (as defined in the Credit Agreement) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT B

FORM OF BORROWING REQUEST

Borrowing Request	Date: [____________________], 20__

ALTER DOMUS (US) LLC

225 W. Washington St.,

9th Floor Chicago, IL 60606

Attention: Legal Department - Agency, Emily Ergang Pappas and Bill Ryan

Ladies and Gentlemen:

This Borrowing Request is furnished pursuant to Section 2.03 of that certain Subordinated Credit Agreement dated as of February 14, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among F45 Training Holdings Inc. (the “Borrower”), the other Loan Parties, the lenders party thereto, and Alter Domus (US) LLC, as administrative agent (the “Administrative Agent”) and Australian Security Trustee for the Lenders. Unless otherwise defined herein, capitalized terms used in this Borrowing Request have the meanings ascribed thereto in the Agreement. The Borrower represents that, as of this date, the conditions precedent set forth in Section 4.02 are satisfied.

1.	The Borrower hereby notifies Administrative Agent of its request for the following Borrowing:

(1)	Aggregate Amount of the Borrowing: $[__________________]
(2)	Name of the applicable Borrower: F45 Training Holdings Inc.
(3)	Borrowing Date of the Borrowing (must be a Business Day): [____________________]
(4)	Apply the proceeds of the Borrowing as follows:

Name of Bank:  [     ]

Account Name:  [     ]

Account Number:  [     ]

ABA Routing Number: [     ]

Reference:  [     ]

F45 TRAINING HOLDINGS INC.

By: __________________________
Name:________________________
Title:_________________________

1

EXHIBIT C-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Subordinated Credit Agreement dated as of February 14, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among F45 Training Holdings Inc., a Delaware corporation (the “Borrower”), the other Loan Parties, Alter Domus (US) LLC, as Administrative Agent and Australian Security Trustee for the Lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and Tax Beneficial Owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a 10-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:_________________________
Name:_______________________
Title:________________________

Date: ________ __, 20[ ]

1

EXHIBIT C-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Subordinated Credit Agreement dated as of February 14, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among F45 Training Holdings Inc., a Delaware corporation (the “Borrower”), the other Loan Parties, Alter Domus (US) LLC, as Administrative Agent and Australian Security Trustee for the Lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and Tax Beneficial Owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a 10-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:_________________________
Name:_______________________
Title:________________________

Date: ________ __, 20[ ]

1

EXHIBIT C-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Subordinated Credit Agreement dated as of February 14, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among F45 Training Holdings Inc., a Delaware corporation (the “Borrower”), the other Loan Parties, Alter Domus (US) LLC, as Administrative Agent and Australian Security Trustee for the Lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Tax Beneficial Owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a 10-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Tax Beneficial Owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:_________________________
Name:_______________________
Title:________________________

Date: ________ __, 20[ ]

1

EXHIBIT C-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Subordinated Credit Agreement dated as of February 14, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among F45 Training Holdings Inc., a Delaware corporation (the “Borrower”), the other Loan Parties, Alter Domus (US) LLC, as Administrative Agent and Australian Security Trustee for the Lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Tax Beneficial Owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Tax Beneficial Owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:_________________________
Name:_______________________
Title:________________________

Date: ________ __, 20[ ]

1

EXHIBIT D

COMPLIANCE CERTIFICATE

To:	The Lenders party to the

Credit Agreement described below

This Compliance Certificate (“Certificate”), for the period ended _______ __, 20__, is furnished pursuant to that certain Subordinated Credit Agreement dated as of February 14, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among F45 Training Holdings Inc., a Delaware corporation (the “Borrower”), the other Loan Parties, the Lenders party thereto and Alter Domus (US) LLC, as Administrative Agent and Australian Security Trustee for the Lenders. Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.	I am the [ ] of the Borrower and I am authorized to deliver this Certificate on behalf of the Borrower and its Subsidiaries;

2.

I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the compliance of the Borrower and its Subsidiaries with the Credit Agreement during the accounting period covered by the attached financial statements (the “Relevant Period”);

3.

The attached financial statements and updates to Projections of the Borrower and, as applicable, its Subsidiaries and/or Affiliates for the Relevant Period: (a) have been prepared on an accounting basis (the “Accounting Method”) consistent with the requirements of the Credit Agreement and, except as may have been otherwise expressly agreed to in the Credit Agreement, in accordance with GAAP consistently applied, and (b) to the extent that the attached are not the Borrower’s annual fiscal year end statements, are subject to normal year-end audit adjustments and the absence of footnotes;

4.

The examinations described in paragraph 2 did not disclose and I have no knowledge of, except as set forth below, (a) the existence of any condition or event which constitutes a Default or an Event of Default under the Credit Agreement or any other Loan Document during or at the end of the Relevant Period or as of the date of this Certificate or (b) any change in the Accounting Method or in the application thereof that has occurred since the date of the annual financial statements delivered to the Administrative Agent in connection with the closing of the Credit Agreement or subsequently delivered as required in the Credit Agreement;

5.

I hereby certify that, except as set forth below, no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) its principal place of business, (iv) the type of entity it is or (v) its state of incorporation or organization without having given the Administrative Agent the notice required by Section 4.15 of the US Security Agreement and the Canadian Security Agreement, as applicable;

6.

The representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects as of the date hereof, except (i) to the extent that any such representation or warranty specifically refers to an earlier date, in which case it is true and correct in all material respects only as of such earlier date, and (ii) that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects;

1

7.

[Schedule I attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with the covenants set forth in Section 6.12 of the Credit Agreement, all of which data and computations are true, complete and correct;]

8.

[[Except as set forth on Schedule II,] [t][T]here has been no change to the information set forth in the Perfection Certificate since the [Effective Date][the date of the most recent update or confirmation described in this paragraph 8].][5]

9.

Described below are the exceptions, if any, referred to in paragraph 4 hereof by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event or (ii) change in the Accounting Method or the application thereof and the effect of such change on the attached financial statements:

The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this [___] day of [_____________] , 20[__].

By:
Name:
Title:

[5]	To be included for the Compliance Certificate delivered in connection with Section 5.01(a).

[Schedule I to Compliance Certificate

Compliance as of _________, ____ with

Section 6.12 of the Credit Agreement]

[Schedule II to Compliance Certificate

[Attached Updated Perfection Certificate]]

EXHIBIT E

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of [ ], is entered into between ________________________________, [a/an] _________________ (the “New Subsidiary”) and Alter Domus (US) LLC, in its capacity as administrative agent (the “Administrative Agent”) and Australian Security Trustee under that certain Subordinated Credit Agreement dated as of February 14, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among F45 Training Holdings Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent and Australian Security Trustee for the Lenders. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

The New Subsidiary and the Administrative Agent, for the benefit of the Secured Parties, hereby agree as follows:

1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement, and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary, subject to the limitations set forth in Section 10.10 and 10.13 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

2. If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.

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3. The address of the New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:

4. The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

5. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

6. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Secured Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]

By:
Name:
Title:

Acknowledged and accepted:

Alter Domus (US) LLC, as Administrative
Agent and Australian Security Trustee

By:
Name:
Title:

EXHIBIT F

NOTE

THIS INSTRUMENT OR AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY AND ANY SECURITY INTERESTS OR OTHER LIENS SECURING SUCH OBLIGATIONS ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF FEBRUARY 23, 2023, AMONG ALTER DOMUS (US) LLC, AS AGENT FOR THE SUBORDINATED CREDITORS DESCRIBED THEREIN, THE SUBORDINATED CREDITORS PARTY THERETO, THE LOAN PARTIES PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS AGENT FOR THE SENIOR CREDITORS DESCRIBED THEREIN.

THE LOANS ISSUED PURSUANT TO THE CREDIT AGREEMENT REFERRED TO BELOW WERE ISSUED WITH “ORIGINAL ISSUE DISCOUNT” FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED FROM TIME TO TIME. BEGINNING NO LATER THAN 10 DAYS AFTER THE EFFECTIVE DATE, A LENDER MAY OBTAIN THE ISSUE PRICE AND ISSUE DATE OF THE LOANS, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE LOANS AND THE YIELD TO MATURITY OF THE LOANS BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO F45 TRAINING HOLDINGS INC., 3601 SOUTH CONGRESS AVENUE, BUILDING E, AUSTIN, TEXAS 78704.

LOAN NOTE

F45 TRAINING HOLDINGS INC.

THIS LOAN NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS LOAN NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$[ ____________________]	[City, State] [insert Closing Date]

FOR VALUE RECEIVED, the undersigned, F45 TRAINING HOLDINGS INC., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to [insert name of applicable Lender] (the “Lender”) or its registered assigns at its address at [____________] in Dollars and in immediately available funds, the principal amount of (a) [insert amount of applicable Lender’s Commitment with respect to Loans] ($[____________]), or, if less, (b) the aggregate unpaid principal amount of the Loans made by the Lender pursuant to the Credit Agreement referred to below. The principal amount hereof shall be paid in the amounts and on the dates specified in Section 2.10 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

The holder of this Loan Note (this “Note”) is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, the amount of the Loan and the date and amount of each payment or prepayment of principal with respect thereto. Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed, subject to Section 2.10(f) of the Credit Agreement. The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of the Borrower in respect of the Loan.

1

This Note (a) is one of the Notes referred to in the Subordinated Credit Agreement, dated as of February 14, 2023, entered into by and among F45 TRAINING HOLDINGS INC., a Delaware corporation (the “Borrower”), the other Loan Parties thereto, the Lenders party thereto, and ALTER DOMUS (US) LLC, as Administrative Agent and Australian Security Trustee (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”), (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence and during the continuance of any one or more Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 9.04 OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[signature page follows]

2

BORROWER:

F45 TRAINING HOLDINGS INC.

By:
Name:
Title:

3

Schedule A

to Loan Note

LOANS AND REPAYMENTS OF LOANS

Date	Amount of Loans	Amount of Principal of Loans Repaid	Unpaid Principal Balance of Loans	Notation Made By

4

EXHIBIT G

Intercreditor Agreement

[Attached]

ANNEX B

COMMITMENT SCHEDULE

Lender	Initial Commitment	2023 Incremental Commitment	Delayed Draw Commitment	Aggregate Commitment
KENNEDY LEWIS CAPITAL PARTNERS MASTER FUND II LP	$32,866,859.00	$14,750,766.44	$3,687,691.61	$51,305,317.05
KENNEDY LEWIS CAPITAL PARTNERS MASTER FUND III LP	$46,880,000.00	$22,947,194.71	$5,736,798.68	$75,563,993.39
BARDIN HILL OPPORTUNISTIC CREDIT MASTER (ECI) FUND LP	$6,319,844.00	$0	$0	$6,319,844.00
BARDIN HILL NE FUND LP	$3,933,297.00	$0	$0	$3,933,297.00
KLIM DELTA HQC3 LP	$0	$2,125,930.42	$531,482.60	$2,657,413.02
KENNEDY LEWIS (EU) SPV LP	$0	$176,108.43	$44,027.11	$220,135.54

Total:	$90,000,000.00	$40,000,000.00	$10,000,000.00	$140,000,000.00